UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Orbital ATK, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

ORBITAL ATK, INC.
45101 Warp Drive
Dulles, VA 20166

June 24, 2015
Dear Stockholder:
You are invited to attend the Annual Meeting of Stockholders of Orbital ATK, Inc., which will be held at 9:00 a.m. on Wednesday, August 5, 2015, at our headquarters, 45101 Warp Drive, Dulles, Virginia.
The Notice of Annual Meeting and Proxy Statement that follow describe the business to be conducted at the meeting.
We have elected to take advantage of the "notice and access" rules of the Securities and Exchange Commission to furnish most of our stockholders with proxy materials over the Internet. These rules allow us to provide you with the information you need, while reducing printing and delivery costs.
Your vote on the proposals is important. Whether or not you attend the meeting, we encourage you to vote your shares in order to make certain that you are represented at the meeting. You may vote over the Internet, as well as by telephone or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card.
If you plan to attend the meeting, please let us know.
We look forward to seeing you at the Annual Meeting.

Sincerely,

Ronald R. Fogleman Chairman of the Board	David W. Thompson President and Chief Executive Officer

i

ORBITAL ATK, INC.
45101 Warp Drive
Dulles, VA 20166
_______________________________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
___________________________________________________________________

Date and Time:	Wednesday, August 5, 2015, at 9:00 a.m., Eastern Time
Place:	Orbital ATK, Inc. headquarters 45101 Warp Drive Dulles, Virginia
Items of Business:
• Elect 16 directors.
• Advisory vote to approve the compensation of Orbital ATK's named executive officers.
• Approve the Orbital ATK, Inc. 2015 Stock Incentive Plan.
• Ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Company's financial statements for the fiscal period ending December 31, 2015.
• Transact any other business that may properly be considered at the meeting or any adjournment of the meeting.

Record Date:	June 8, 2015
Voting by Proxy:
It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the meeting in person, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, the section entitled "Questions and Answers About the Meeting and Voting" beginning on page 1 of this proxy statement or, if you requested to receive printed proxy materials, your enclosed proxy card. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

By Order of the Board of Directors,

Thomas E. McCabe Secretary
June 24, 2015

ii

ORBITAL ATK, INC.
45101 Warp Drive
Dulles, VA 20166
________________________________________________

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
August 5, 2015
_________________________________________________
GENERAL INFORMATION
The Board of Directors of Orbital ATK, Inc. is soliciting proxies to be used at the Annual Meeting of Stockholders to be held on August 5, 2015 and at any adjournment of the meeting. This proxy statement and the form of proxy, along with the Annual Report for the fiscal year ended March 31, 2015, are first being sent or given to stockholders on or about June 24, 2015.
QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING
What am I voting on?

•	Election of 16 directors currently serving on our Board of Directors.

•	Advisory vote to approve the compensation of Orbital ATK's named executive officers.

•	Approval of the Orbital ATK, Inc. 2015 Stock Incentive Plan.

•
Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm to audit the Company's financial statements for the fiscal period ending December 31, 2015.

Who is entitled to vote at the Annual Meeting?
Stockholders can vote their shares of Orbital ATK common stock at the Annual Meeting if our records show that they owned their shares as of the close of business on June 8, 2015, which was the record date.
What constitutes a quorum at the Annual Meeting?
On the record date, there were 59,362,946 shares of Orbital ATK common stock outstanding. This does not include 9,572,078 shares that were held in our treasury and cannot be voted. Each share is entitled to one vote. Holders of a majority of the shares outstanding must be present at the Annual Meeting in order for there to be a quorum. You will be considered present at the Annual Meeting if you are in attendance and vote your shares at the meeting, or if you have properly voted over the Internet or by telephone or submitted a properly completed proxy card.
How can I vote my shares without attending the Annual Meeting?

•
If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials or, if you requested to receive printed proxy materials, you can also vote by mail or telephone as instructed on the proxy card.

•
If you hold shares beneficially in street name, you may also vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials or, if you requested to receive printed proxy materials, you can also vote by mail or telephone by following the voting instruction card provided to you by your broker, bank, trustee or nominee.

•
If you hold shares in the Alliant Techsystems Inc. 401(k) Plan or the Orbital Sciences Corporation 401(k) Plan, please refer to the voting instructions that are provided to you. The Plan trustees will vote your shares as you instruct.

How can I vote my shares in person at the Annual Meeting?

•
Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described above so that your vote will be counted if you later decide not to attend the meeting.

•	If you are a stockholder of record, you may vote in person at the Annual Meeting.

•
If you hold shares beneficially in street name, you may vote in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares.

•	Shares held in the Alliant Techsystems Inc. 401(k) Plan and the Orbital Sciences Corporation 401(k) Plan cannot be voted in person at the Annual Meeting.
Can I change my vote?
You can change your vote before the vote is taken at the Annual Meeting. If you are a stockholder of record, you can change your vote by:

•	voting over the Internet or by telephone at a later time, until 11:59 p.m., Eastern Time, on August 4, 2015;

•	signing and delivering to our Corporate Secretary a written request to revoke your proxy vote;

•	signing and mailing a new, properly completed proxy card with a later date than your original proxy card; or

•	attending the Annual Meeting and voting in person.
If you are not a stockholder of record, you must instruct the party that holds your shares of record for your account of your desire to change or revoke your voting instructions.
Will my shares be voted if they are held in nominee street name, such as by a broker, bank or other nominee?
If you hold your shares in nominee street name, such as by a broker, bank or other nominee, and you do not provide voting instructions, your nominee will not be permitted to vote your shares in their discretion on the election of directors (Proposal 1) and executive compensation matters (Proposals 2 and 3), but may still be permitted to vote in their discretion on the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the current fiscal period (Proposal 4). Therefore, it is particularly important for street name holders to instruct their brokers as to how they wish to vote their shares.
How are votes counted?
Your shares will be voted as you instruct, assuming that you have properly voted over the Internet or by telephone or that your properly signed proxy card is received in time to be voted at the Annual Meeting.
If you are a stockholder of record and you do not indicate how you wish to vote on a proposal, your shares will be voted as follows on that proposal:

•	FOR all of the Board's nominees for election as directors (Proposal 1).

•	FOR the advisory vote to approve the compensation of Orbital ATK's named executive officers (Proposal 2).

•	FOR approval of the Orbital ATK, Inc. 2015 Stock Incentive Plan (Proposal 3).

•	FOR ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the current fiscal period (Proposal 4).
Shares held in the Alliant Techsystems Inc. 401(k) Plan and the Orbital Sciences Corporation 401(k) Plan will be voted by the Plan trustees as directed by participants. Shares for which the trustee for the Alliant Techsystems Inc. 401(k) Plan has not received voting instructions by the voting deadline or that have not been allocated to participant accounts will be voted by that Plan trustee in the same manner and proportion as it votes shares for which it received voting instructions. Shares for which the trustee for the Orbital Sciences Corporation 401(k) Plan has not received voting instructions by the voting deadline or that have not been allocated to participant accounts will not be voted by that Plan trustee.
How will abstentions and broker non-votes affect the quorum and voting?

•	If you abstain from voting on any of the proposals, you will still be considered present at the Annual Meeting for purposes of determining a quorum.

•
If you abstain from voting on any of Proposals 2, 3 or 4, your shares will still be considered in determining the vote required to approve the proposal, so you will be deemed to have voted against that proposal.

•
If shares are held in nominee street name, such as by a broker, and the nominee cannot vote the shares on a specific proposal because no voting instructions were received from the owner, the failure of the nominee to vote the shares is called a "broker non-vote." Broker non-votes will be considered present at the Annual Meeting for purposes of determining a quorum. However, broker non-votes will not be considered in determining the vote required to approve Proposals 1, 2 and 4, and will not be deemed to have voted against the proposal.

What vote is required to approve the proposals?
If a quorum is present at the Annual Meeting, Proposals 2, 3 and 4 require the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the proposal at the Annual Meeting. To be elected pursuant to Proposal 1, each director must receive a majority of the votes cast. As described above, abstentions will have no effect on the outcome of Proposal 1.
Because your vote on Proposal 2 is advisory, it is non-binding on our Board of Directors. Although non-binding, the Compensation and Human Resources Committee of the Board will take into account the results of this advisory vote, as applicable, when considering future executive compensation arrangements.
Who will tabulate the votes at the Annual Meeting?
The Carideo Group, Inc., an investor-relations counseling firm based in Minneapolis, will provide inspectors of election to tabulate the votes cast before and at the Annual Meeting.
How will the solicitation of proxies be handled?

•
Proxies are being solicited primarily by Internet and mail, but proxies may also be solicited personally, by telephone, facsimile and similar means. Our directors, officers and other employees may help with the solicitation without additional compensation.

•	We have retained Georgeson Inc. to assist in the solicitation of proxies for a fee of $7,500 plus expenses.

•	We will reimburse brokers, banks and other custodians and nominees for their reasonable expenses in forwarding proxy solicitation materials to the owners of the shares they hold.

•	We will pay all other expenses of preparing, printing, and mailing or distributing the proxy solicitation materials.
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of paper copies?
In accordance with rules adopted by the Securities and Exchange Commission, we may furnish proxy materials to our stockholders by providing access to these documents on the Internet instead of mailing printed copies. You will not receive printed copies of the materials unless you request them. Instead, we mailed you the Notice of Internet Availability of Proxy Materials (unless you have previously consented to electronic delivery or already requested to receive paper copies), which instructs you as to how you may access and review all of the proxy materials on the Internet. The Notice of Internet Availability of Proxy Materials explains how to submit your proxy over the Internet. If you would like to receive a paper copy or email copy of the proxy materials, please follow the instructions provided in the Notice of Internet Availability of Proxy Materials.
What other business may be brought up at the Annual Meeting?

•
Our Board of Directors does not intend to present any other matters for a vote at the Annual Meeting. No stockholder has given the timely notice required by our Bylaws in order to present a proposal at the Annual Meeting. Similarly, no additional candidates for election as a director can be nominated at the Annual Meeting because no stockholder has given the timely notice required by our Bylaws in order to nominate a candidate for election as a director at the Annual Meeting. If any other business is properly brought before the meeting, the persons named as proxy on the proxy card will vote on the matter using their best judgment.

•
Information regarding the requirements for submitting a stockholder proposal for consideration at next year's annual meeting, or nominating a candidate for election as a director at next year's annual meeting, can be found near the end of this proxy statement under the heading "Future Stockholder Proposals."

How are proxy materials delivered to stockholders who share the same household?
The rules of the Securities and Exchange Commission allow us to deliver a single copy of an annual report and proxy statement to any household at which two or more stockholders reside. We believe this rule benefits everyone. It eliminates duplicate mailings that stockholders living at the same address receive, and it reduces our printing and mailing costs. This rule applies to any annual reports, proxy statements, proxy statements combined with a prospectus and information statements.
If your household would like to receive single rather than duplicate mailings in the future, please write to Broadridge Investor Communications Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or call 800-542-1061. Each stockholder will continue to receive a separate proxy card or Notice of Internet Availability of Proxy Materials. If a broker or other nominee holds your shares, you may continue to receive some duplicate mailings. Certain brokers will eliminate duplicate account mailings by allowing stockholders to consent to such elimination, or through implied consent if a stockholder does not request continuation of duplicate mailings. Since not all brokers and nominees offer stockholders the opportunity to eliminate duplicate mailings, you may need to contact your broker or nominee directly to discontinue duplicate mailings from your broker to your household.
Your household may have received a single set of proxy materials this year. If you would like to receive another copy of this year’s proxy materials, please write to Broadridge Investor Communications Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or call 800-542-1061.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table shows the number of shares of our common stock beneficially owned (as defined by the Securities and Exchange Commission for proxy statement purposes) as of June 12, 2015 by (1) each person known by the Company to beneficially own more than 5% of the Company's common stock, (2) each of our directors and nominees, (3) each executive officer named in the Summary Compensation Table included later in this proxy statement, and (4) all of the directors and executive officers as a group. Unless otherwise noted, the persons listed in the table have sole voting and investment powers with respect to the shares of common stock owned by them.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)(3)		Percent of Shares Outstanding(4)	Total Shares, Options, RSUs. DSUs, and PSUs Owned (5)
BlackRock, Inc. (6)	3,710,365		6.2%	3,710,365
The Vanguard Group, Inc. (7)	3,654,746		6.2%	3,654,746
First Eagle Investment Management, LLC (8)	3,481,091		5.9%	3,481,091
The London Company (9)	3,205,962		5.4%	3,205,962
Kevin P. Chilton	3,001		*	3,001
Neal S. Cohen	69,809		*	69,809
Roxanne J. Decyk	1,261		*	6,115
Mark W. DeYoung	3,485		*	86,678
Martin C. Faga	2,558		*	9,744
Lennard A. Fisk	15,064	(10)	*	15,064
Ronald R. Fogleman	0	(11)	*	14,023
Robert M. Hanisee	29,685		*	29,685
Ronald T. Kadish	13,743		*	13,743
Michael A. Kahn	49,499		*	70,038
Tig H. Krekel	1,054		*	7,169
Blake E. Larson	57,482		*	82,405
Douglas L. Maine	12,935		*	12,935
Roman Martinez IV	4,000	(12)	*	23,573
Janice I. Obuchowski	12,240		*	12,240
Garrett E. Pierce	62,921		*	93,240
James G. Roche	13,851		*	13,851
Harrison H. Schmitt	12,262		*	12,262
David W. Thompson	102,240		*	154,808
Jay Tibbets	25,115		*	27,920
Scott L. Webster	21,468		*	21,468
Christine A. Wolf	21,037		*	31,465
All directors and executive officers as a group (26 persons)	683,883		1.1%	1,028,288

* Less than 1%.
(1)
Includes shares covered by stock options exercisable on June 12, 2015, or within 60 days thereafter, for the following beneficial owners: Neal S. Cohen, 49,560 shares; Robert M. Hanisee, 2,245 shares; Michael A. Kahn, 11,805 shares; Blake E. Larson, 12,580 shares; James G. Roche, 2,245 shares; Jay Tibbets, 11,616 shares; Scott L. Webster, 2,245 shares; Christine A. Wolf, 9,024 shares; and all directors and executive officers as a group (26 persons), 101,320 shares.

(2)
Includes shares of restricted common stock with voting rights held by certain directors and executive officers. Excludes deferred stock units without voting rights under our Non-Employee Director Restricted Stock Award and Stock Deferral Program, or its predecessor plan (the Non-Employee Director Restricted Stock Plan). Additional information regarding Orbital ATK securities held by each director is shown in the table under the heading "Corporate Governance—Stock Ownership Guideline for Non-Employee Directors" later in this proxy statement. As of June 12, 2015, all directors and executive officers as a group (26 persons) held 46,923 shares of restricted stock. Excludes deferred stock units without voting rights under our Nonqualified Deferred Compensation Plan because none of the executive officers has a payment scheduled within 60 days. Excludes restricted stock units without voting rights under the Alliant Techsystems Inc. (now Orbital ATK, Inc.) 2005 Stock Incentive Plan because none of the executive officers has restricted stock units under that plan scheduled to vest within 60 days. However, includes restricted stock units without voting rights under the Orbital Sciences Corporation 2005 Stock Incentive Plan, under which the Company assumed the obligation to issue Orbital ATK shares pursuant to the terms of the Transaction Agreement relating to the merger of Alliant Techsystems Inc. (formerly known as ATK and now named Orbital ATK, Inc.) and Orbital Sciences Corporation (“Orbital”) on February 9, 2015 (the “Merger”), because the following numbers of shares are scheduled to vest within 60 days: Mr. Pierce, 13,461 shares; Mr. Thompson, 21,686 shares; and all directors and executive officers as a group (26 persons), 64,599 shares. Includes shares allocated, as of March 31, 2015, under a 401(k) plan to the accounts of the following beneficial owners: Mr. DeYoung, 1,265 shares; Mr. Kahn, 395 shares; Mr. Pierce, 2,127 shares; Mr. Thompson, 2,291 shares; Mr. Tibbets, 1,579 shares; and all directors and executive officers as a group (26 persons), 14,004 shares.

(3)
Excludes phantom stock units to be settled in cash that are credited to the accounts of directors who participate in our Deferred Fee Plan for Non-Employee Directors (which are shown in the table under the heading "Corporate Governance—Stock Ownership Guideline for Non-Employee Directors" later in this proxy statement) or were credited prior to January 1, 2005 to the accounts of officers who participate in our Nonqualified Deferred Compensation Plan (described under the heading "Executive Compensation" later in this proxy statement).

(4)
Assumes the issuance of the shares covered by the exercisable stock options and restricted stock units scheduled to vest within 60 days that are held by each person or the group, as applicable. The percentages are calculated based on the number of shares of Orbital ATK common stock outstanding as of June 12, 2015 (59,397,616), which differs from the number of Company shares outstanding as of the June 8, 2015 record date for the Annual Meeting (59,362,946), as a result of stock repurchases by the Company and the exercise of employee stock options.

(5)
Sets forth the total amount of Company stock-based holdings for the person or entity, including shares beneficially owned and reported on this table and the following stock-based holdings that will not vest or be payable within 60 days following June 12, 2015 (and therefore are not required to be reported in the table): stock options, restricted stock units, deferred stock units and phantom stock units. This supplemental information is being provided for our current Named Executive Officers to provide additional information regarding their equity holdings, and are described in greater detail under “Executive Compensation” below. Additional information regarding Orbital ATK securities held by each director is shown in the table under the heading "Corporate Governance—Stock Ownership Guideline for Non-Employee Directors" later in this proxy statement.

(6)
Based on a Schedule 13G/A filed with the Securities and Exchange Commission on March 10, 2015, reporting beneficial ownership as of February 28, 2015. The amended Schedule 13G reported that BlackRock, Inc. ("BlackRock") has sole voting power over 3,478,404 shares and sole dispositive power over 3,710,365 shares. The shares beneficially owned by BlackRock, a parent holding company, were acquired by various BlackRock subsidiaries, none of which beneficially owns more than 5% of the outstanding shares of Orbital ATK common stock. The address of BlackRock is 55 East 52nd Street, New York, New York 10022.

(7)
Based on two Schedules 13 G/A filed with the Securities and Exchange Commission on February 11, 2015, reporting beneficial ownership as of December 31, 2014, one Schedule 13 G/A for ATK and the other for Orbital. For this table, the number of shares of Orbital common stock beneficially owned by the Vanguard Group, Inc. ("Vanguard") as of December 31, 2014 has been converted to shares of Company common stock based on the exchange ratio of 0.449 shares of Company common stock for each share of Orbital common stock, pursuant to the Transaction Agreement relating to the Merger. Based on the information reported and the Merger exchange ratio, Vanguard, an investment adviser, has sole voting power over 59,271 shares, sole dispositive power over 3,599,995 shares, and shared dispositive power over 54,750 shares. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, beneficially owns 54,750 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, beneficially owns 4,520 shares as a result of its serving as investment manager of Australian investment offerings. The address of Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(8)
The best information available to us regarding First Eagle Investment Management, LLC's ("FEIM") beneficial ownership of Orbital ATK common stock following the Merger is a Form 13F filed by FEIM on May 7, 2015, reporting that as of March 31, 2015, FEIM had sole investment discretion over 3,481,091 shares, sole voting power over 3,342,004 shares and no voting power over 139,087 shares. The address of FEIM, a registered investment adviser, is 1345 Avenue of the Americas, New York, New York 10105.

(9)
Based on a Schedule 13G filed with the Securities and Exchange Commission on March 10, 2015, reporting beneficial ownership as of February 28, 2015. The Schedule 13G reported that The London Company, an investment adviser, has sole voting and dispositive power over 2,931,230 shares and shared dispositive power over 274,732 shares. The London Company is deemed to be a beneficial owner of the shares due to its discretionary power to make investment decisions over these shares for its clients and/or its ability to vote these shares. In all cases, persons other than The London Company have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds of the sale of the shares. No individual client holds more than 5% of the outstanding shares of Orbital ATK common stock. The address of The London Company is 1801 Bayberry Court, Richmond, Virginia 23226.

(10)	All of Dr. Fisk's shares are pledged as collateral in connection with a business loan.
(11)
General Fogleman has deferred all of his restricted stock awards under our Non-Employee Director Restricted Stock Award and Stock Deferral Program and its predecessor plan (the Non-Employee Director Restricted Stock Plan). Additional information regarding Orbital ATK securities held by each director is shown in the table under the heading "Corporate Governance—Stock Ownership Guideline for Non-Employee Directors" later in this proxy statement.

(12)	Includes 1,000 shares owned by Mr. Martinez's wife. Mr. Martinez disclaims beneficial ownership of these 1,000 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, as well as beneficial owners of more than 10% of the Company's common stock, to file initial reports of ownership and reports of changes in ownership of securities with the Securities and Exchange Commission. Directors, executive officers, and beneficial owners of more than 10% of the Company's common stock are required to furnish us with copies of these reports. Based solely on a review of these reports, written representations from our directors and executive officers, and applicable regulations, we are aware that some required reports for the fiscal year ended March 31, 2015 ("fiscal year 2015"), for transactions relating to the February 9, 2015 merger (the "Merger") of the Company (previously known as Alliant Techsystems Inc. or ATK) with Orbital Sciences Corporation ("Orbital") and the Company's spin-off of Vista Outdoor Inc. (the "Spin-off"), were not timely filed, as described below.
Reports for certain executive officers, relating to adjustments to stock options and other equity-based awards in connection with the Spin-off, were filed late due to the unanticipated additional time needed by the Company and Vista Outdoor Inc. to determine the proper conversion formulas to use in order to reflect the intended allocation of value between Orbital ATK and Vista Outdoor Inc. equity awards in relation to the original equity awards. Specifically, each of the following officers and former officers filed a late report on February 20, 2015 regarding the adjustment of stock options and conversion of performance awards to time-vesting restricted stock units: Scott D. Chaplin, Neal S. Cohen, Mark W. DeYoung, Michael A. Kahn, Blake E. Larson, Stephen M. Nolan, Jay Tibbets and Christine A. Wolf. In addition, the late filings for Mr. Chaplin, Mr. DeYoung and Mr. Nolan also reported the withholding of shares to pay taxes for the vesting of restricted shares of Orbital ATK common stock in connection with the Spin-off. Mr. Kahn also filed a late report on April 21, 2015 with respect to the acquisition of shares of Company common stock upon the conversion of Orbital common stock in connection with the Merger.

PROPOSAL 1
ELECTION OF DIRECTORS
The Board of Directors has nominated sixteen directors, listed below, to be elected at the Annual Meeting, to hold office until the 2016 annual meeting of stockholders and until their successors have been elected and have qualified or their service ends earlier through death, resignation, retirement or removal from office. All nominees are currently directors.
Each director listed below is designated as a nominee pursuant to the requirements of the Transaction Agreement relating to the Merger, and also was recommended by the Board's Governance Committee for re-election. Pursuant to the Transaction Agreement, until at least the calendar year 2016 annual meeting of stockholders, the Company's Board of Directors must include seven legacy ATK directors, eight legacy Orbital directors and the Chief Executive Officer of the combined company, Orbital ATK.
Each nominee has agreed to serve, if elected. Although we do not know of any reason why any of the nominees might become unavailable for election, if that should happen, the Board may recommend a substitute nominee. Shares represented by proxies will be voted for any substitute designated by the Board.
Pursuant to the Company's amended and restated Bylaws, approved on March 10, 2015, to be elected in an uncontested election, a director nominee must receive more "For" votes than "Against" votes. For purposes of the election of directors, abstentions, broker non-votes and other shares not voted will have no effect on the outcome of the election other than for purposes of determining a quorum. Our Bylaws also provide that a director who fails to receive the required vote at any annual meeting at which they are nominated for re-election shall tender his or her resignation from the Board. The Board will act on the resignation at its next regularly scheduled meeting, taking into account the recommendation of the Board's Governance Committee, and publicly disclose its decision promptly thereafter. Any director who tenders such a resignation in accordance with the Bylaws will not participate in the Board decision on the resignation. If the Board does not accept the resignation, the director will continue to serve until the next annual meeting at which he or she stands for re-election to the Board and until his or her successor is duly elected, or until his or her earlier resignation or removal. If the Board accepts the resignation, then the Board, in its sole discretion, may fill any resulting vacancy or may decrease the size of the Board in accordance with our Bylaws.
        Our Board of Directors recommends a vote FOR the election as directors of all nominees listed below.

Kevin P. Chilton

General Chilton retired as General from the U.S. Air Force in 2011 after more than three decades of service. He served as Commander, U.S. Strategic Command, from 2007 through 2011, overseeing operations for Department of Defense nuclear, space and cyberspace operations. From 2006 to 2007, General Chilton served as Commander of Air Force Space Command, where he was responsible for all Air Force space operations. He previously served in the Air Force in a variety of command positions and as a pilot. General Chilton also served as a NASA astronaut from 1987 to 1996, including on three Space Shuttle flights. He is also a director of Anadarko Petroleum Corporation and Level 3 Communications, Inc. From 2012 until the Merger in February 2015, he was a director of Orbital Sciences Corporation.
Director since 2015 age 60
Director Qualifications:
•	Industry, Leadership and Military Experience—Retired General, U.S. Air Force; former Commander, U.S. Strategic Command and Commander, Air Force Space Command; former NASA astronaut.
•	Corporate Governance Experience—Director on several public company boards.

Roxanne J. Decyk

Ms. Decyk served as the Executive Vice President of Global Government Affairs for Royal Dutch Shell plc, a global group of energy and petrochemicals companies, from 2009-2010. She joined Royal Dutch Shell plc in 1999, where, prior to her most recent position, she was Corporate Affairs Director from 2005-2009, Senior Vice President, Corporate Affairs and Human Resources, Shell US from 2002-2005, and Vice President, Corporate Strategy from 1999-2002. She is also a director of DigitalGlobe, Ensco plc, Petrofac Limited. From 1993 to 2014, she was also a director of Snap-on Incorporated.
Director since 2010 age 62
Director Qualifications:
•	Human Resources Experience—Extensive experience in human resources gained as an officer for a major multinational corporation and through service on compensation committees, including as chair.
•	Corporate Strategy Experience—Led strategy at two global companies.

Mark W. DeYoung

Mr. DeYoung has been Chairman of the Board of Directors and Chief Executive Officer of Vista Outdoor Inc. since it was spun off from ATK, now named Orbital ATK (the "Company"), in February 2015 (the "Spin-off"). From February 2010 until the Spin-off, he was President and Chief Executive Officer of the Company. From 2002 to February 2010, he was President of the Company's Armament Systems Group, holding the title of Senior Vice President and President Armament Systems (formerly Ammunition Systems) from 2006 to February 2010, Senior Vice President, Ammunition Systems, from 2004 to 2006, and Group Vice President, Ammunition Systems, from 2002 to 2004. He has more than 25 years of experience in successfully leading organizations in the defense, aerospace, and commercial sectors.
Director since 2010 age 56
Director Qualifications:
•	Leadership and Industry Experience—CEO of Vista Outdoor Inc. and Former CEO of the Company, with more than 25 years of experience in the defense, aerospace, and commercial sectors.
•
Operational, Marketing and Financial Experience—Extensive knowledge of Orbital ATK's business and markets and significant management, finance and operating experience gained as the former leader of the Company's largest business group and through service in all business groups during his employment with the Company.

Martin C. Faga

Mr. Faga served as the President and Chief Executive Officer of the MITRE Corporation, a not-for-profit systems engineering firm, from 2000 to 2006, and has been a member of the Board of Trustees of MITRE since 2000. Before joining MITRE in 1993, Mr. Faga served in the U.S. Department of Defense as Assistant Secretary of the Air Force for Space and simultaneously as Director of the National Reconnaissance Office. He is also a director of DigitalGlobe.
Director since 2006 age 74
Director Qualifications:
•
Leadership and Industry Experience—Former chief executive officer, and current and former director of a number of public companies, with broad experience in the field of space systems, one of Orbital ATK's major business areas.

•	Government Experience—Extensive service and leadership in government, Orbital ATK's major customer.

Lennard A. Fisk

Dr. Fisk has been a Distinguished University Professor of Space Science at the University of Michigan since 2006. He joined the faculty of the University of Michigan in 1993, where he leads a group that conducts theoretical and experimental space science research. From 1987 to 1993, Dr. Fisk was the NASA Associate Administrator for Space Science and Applications, where he was responsible for the planning and direction of all NASA programs concerned with space science and applications, and for the institutional management of the Goddard Space Flight Center and the Jet Propulsion Laboratory. He has served on numerous advisory committees including the Space Studies Board of the U.S. National Academy of Sciences, which he chaired from 2003 to 2008. From 1993 until the Merger in February 2015, he was a director of Orbital Sciences Corporation.
Director since 2015 age 71
Director Qualifications:
•	Government Experience—Former associate administrator at NASA, a major Orbital ATK customer.
•	Industry Experience—Professor of Space Sciences with significant understanding of space and earth science initiatives and NASA priorities; extensive entrepreneurial space systems experience.

Ronald R. Fogleman

General Fogleman has been the non-executive Chairman of Orbital ATK's Board of Directors since November 2009. He has been President of B Bar J Cattle and Consulting Company, a consulting firm, since 1997. He retired from the U.S. Air Force in 1997, following a 34-year career. He is also a director of AAR Corp.
Director since 2004 age 73
Director Qualifications:
•	Industry, Leadership and Military Experience—Former non-executive chairman of an airline and lead director of an aerospace company, and retired Chief of Staff of the U.S. Air Force.
•	Corporate Governance Experience—Current and former chair of governance committees and service on audit and compensation committees.

Robert M. Hanisee

From 1990 until his retirement at the end of 2003, Mr. Hanisee held a series of positions with Trust Company of the West, an investment management services company. He served as Managing Director and Chief Investment Officer for Asset Allocation in the Private Client Services Group from 1998 to 2003, managed the Convertible Securities Group from 1992 to 1998, and was Portfolio Manager for the Global Telecom Trust from September 1996 to October 1998. Mr. Hanisee was a founding partner of Amdec Securities, and later was President of Seidler Amdec Securities. He is a former member of the NASA Advisory Council. From 2002 until the Merger in February 2015, he was a director of Orbital Sciences Corporation.
Director since 2015 age 76
Director Qualifications:
•	Financial and Leadership Experience – Former executive at investment management services company and other financial services companies.
•	Industry Experience – Prior service on the NASA Advisory Council and Chair of its Audit, Finance and Analysis Committee.

Ronald T. Kadish

General Kadish has been Executive Vice President of Booz Allen Hamilton, a global strategy and technology consulting firm, since February 2005. In September 2004, he retired as Lieutenant General from the U.S. Air Force after serving for 34 years. From 1999 until his retirement, General Kadish served as Director of the U.S. Missile Defense Agency. From August 1996 to June 1999, General Kadish served as the Commander of the Electronic Systems Center at Hanscom Air Force Base. Prior to that time, he served in numerous assignments with the U.S. Air Force, including Program Director for several major military aircraft platforms. He is also a director of Spirit AeroSystems Holdings, Inc. From 2005 until the Merger in February 2015, he was a director of Orbital Sciences Corporation.
Director since 2015 age 67
Director Qualifications:
•	Leadership Experience—Retired Lieutenant General, U.S. Air Force, senior executive at Booz Allen for the past ten years.
•	Industry Experience—Prior service as Director of U.S. Missile Defense Agency, a major Orbital ATK customer; extensive knowledge of U.S. government acquisition process, strategies and priorities.

Tig H. Krekel

Mr. Krekel is Chairman and Founding Partner of Hudson Group, a South Carolina advisory services firm. He was the Vice Chairman and a partner of J.F. Lehman & Company, a New York private-equity investment bank, from 2003 to 2012. Before joining J.F. Lehman, Mr. Krekel served as President and Chief Executive Officer of Hughes Space and Communications and President of Boeing Satellite Systems, the world's largest manufacturer of commercial and military communications satellites. He is also a director of Vista Outdoor Inc.
Director since 2010 age 61
Director Qualifications:
•
Leadership, Industry and Financial Experience—Former chief executive officer of several large and complex businesses, with more than 35 years of experience in the aerospace and defense industries and 10 years of private equity experience in multiple industry segments.

•	Corporate Governance Experience—Chaired and served on numerous boards and committees of both public and private companies.

Douglas L. Maine

Mr. Maine joined International Business Machines in 1998 as Chief Financial Officer following a 20-year career with MCI, where he was Chief Financial Officer from 1992-1998. He was named General Manager of ibm.com in 2000 and General Manager, Consumer Products Industry in 2003 and retired in 2005. Mr. Maine is currently a Limited Partner and Senior Advisor to Brown Brothers Harriman & Co. He is also a director of Albemarle, Inc. and BroadSoft, Inc. He was also a director of Rockwood Holdings, Inc. from 2005 until January 2015, when Albemarle acquired Rockwood.
Director since 2006 age 66
Director Qualifications:
•	Financial Experience—Former chief financial officer of two Fortune 100 companies.
•	Corporate Governance Experience—Current and former chair of the audit committees of other public companies and a private company.

Roman Martinez IV

Mr. Martinez has been a private investor since 2003. He retired as Managing Director of Lehman Brothers, an investment banking firm, in 2003, following a 31-year career with the firm. He is also a director of Cigna Corporation. From 2008 to 2014, he was also a director of Bacardi Limited.
Director since 2004 age 67
Director Qualifications:
•	Financial Experience—31-year career as an investment banker and private investor, with an MBA degree from the Wharton School of the University of Pennsylvania.
•	Corporate Governance Experience—Director of several corporate and non-profit boards.

Janice I. Obuchowski

Ms. Obuchowski has been President of Freedom Technologies, Incorporated, a telecommunications research and consulting firm, since 1992. In 2003, Ms. Obuchowski also served as Ambassador and U.S. Representative to the World Radiocommunication Conference 2003. From 1989 to 1992, she served as Assistant Secretary for Communications and Information at the U.S. Department of Commerce and Administrator of the National Telecommunications and Information Agency. From 1980 to 1987, she served in a variety of positions at the U.S. Federal Communications Commission, including Senior Adviser to the Chairman. Ms. Obuchowski is a director of CSG Systems International, Inc. and Inmarsat plc. From 1996 until the Merger in February 2015, she was a director of Orbital Sciences Corporation.
Director since 2015 age 63
Director Qualifications:
•	Leadership and Industry Experience—Experienced telecommunications and defense executive.
•	Government Experience—Expertise in telecommunications policy and has a broad satellite communications background from working in both the public and private sectors.

James G. Roche

Dr. Roche served as the Secretary of the U.S. Air Force from 2001 to 2005. From 1984 to 2001, he held several executive positions with Northrop Grumman Corporation, a global defense company, including Corporate Vice President and President of its Electronic Sensors and Systems Sector. From 1983 to 1984, Dr. Roche was Democratic Staff Director of the U.S. Senate Committee on Armed Services. He served in the U.S. Navy for 23 years and retired with the rank of captain in 1983. Between 2006 and 2009, Dr. Roche served as a director of TechTeam Global, Inc. From 2005 until the Merger in February 2015, he was a director of Orbital Sciences Corporation.
Director since 2015 age 75
Director Qualifications:
•	Industry, Leadership and Government Experience—Retired Captain, U.S. Navy; former Secretary of the U.S. Air Force; former executive with Northrop Grumman.
•	Corporate Governance Experience—Prior service on multiple company boards.

Harrison H. Schmitt

Dr. Schmitt has served in various capacities as a business and technical consultant since 1983. From 1977 to 1983, Dr. Schmitt was a U.S. Senator from New Mexico, during which time he chaired the Senate Science, Technology and Space Subcommittee, which oversaw all non-military space-related research and development programs of the U.S. Government. During 1981 to 1983, Schmitt served on the Senate Appropriations Committee.
From 1974 to 1975, he was Assistant Administrator for Energy Programs for NASA. From 1965 to 1973, he was a NASA astronaut and pilot. As Lunar Module Pilot and geologist on Apollo 17 in 1972, the last Apollo mission to the Moon, he explored the Moon's surface. Dr. Schmitt chaired the NASA Advisory Council from 2005 to 2008. From 1983 until the Merger in February 2015, he was a director of Orbital Sciences Corporation and served as Lead Director during the year leading to the Merger.
Director since 2015 age 79
Director Qualifications:
•	Leadership, Government and Industry Experience—former NASA astronaut and administrator, former chair of NASA Advisory Council, and former United States Senator.
•	Corporate Governance Experience—Other public and non-public company board experience, including service as audit committee chair.

David W. Thompson

Mr. Thompson has been President and Chief Executive Officer of Orbital ATK since the Merger in February 2015. He co-founded Orbital Sciences Corporation and served as Chairman of the Board and Chief Executive Officer of Orbital from 1982 until the Merger. From 1982 to 1999, he also served as President of Orbital, a role he resumed in mid-2011. Prior to founding Orbital, Mr. Thompson was employed by Hughes Electronics Corporation as special assistant to the President of its Missile Systems Group and by NASA at the Marshall Space Flight Center as a project manager and engineer, and also worked on the Space Shuttle’s autopilot design at the Charles Stark Draper Laboratory.
Director since 2015 age 61
Director Qualifications:
•	Leadership and Industry Experience—Co-founder of Orbital and its CEO for over 30 years; current CEO of Orbital ATK; extensive knowledge of aerospace and defense sectors.
•	Operational, Marketing and Financial Experience—Extensive knowledge of Orbital ATK business and markets and significant management, finance and operating experience gained as CEO of Orbital.

Scott L. Webster

Mr. Webster has been Chairman of the Board of MBDA Incorporated, the U.S. subsidiary of MBDA, a multinational developer and manufacturer of missiles and missile systems, since 2013. He served as interim CEO of MBDA Incorporated from 2013 to 2014. Mr. Webster is a co-founder of Orbital Sciences Corporation. From 1998 to 2001, he served as Chairman of the Board and Chief Executive Officer of ORBCOMM Global, L.P., a satellite services company formerly affiliated with Orbital. Mr. Webster previously served for over ten years in executive leadership positions and then in various consulting capacities with Orbital through 1997. From 1982 until the Merger in February 2015, he was a director of Orbital.
Director since 2015 age 63
Director Qualifications:
•
Operational and Industry Experience—Extensive knowledge of Orbital ATK business and markets gained as co-founder and former executive of Orbital and affiliated companies; former CEO of U.S. subsidiary of a large multinational missile systems company.

•	Corporate Governance Experience—Current Chairman of MBDA Incorporated; former director of Orbital and ORBCOMM.

CORPORATE GOVERNANCE
Corporate Governance Guidelines
Our Board of Directors and management are committed to effective corporate governance practices. Our Corporate Governance Guidelines describe the governance principles and procedures by which the Board functions. The Board annually reviews and updates the Corporate Governance Guidelines and the Board committee charters in response to corporate governance developments, including regulatory changes, and recommendations by directors in connection with Board and committee evaluations.
Our Corporate Governance Guidelines and our Board committee charters are available on our website at www.orbitalatk.com by selecting Investors and then Corporate Governance. Stockholders may request a free printed copy of our Corporate Governance Guidelines from our investor relations department by contacting them by telephone at 703-406-5960 or by email at investor.relations@orbitalatk.com.
Code of Ethics and Business Conduct
We have a written code of business ethics and conduct which applies to all directors, officers and employees. Our Corporate Governance Guidelines provide that the Board will not permit any waiver of our Code of Ethics and Business Conduct. Our Code of Ethics and Business Conduct is available on our website at www.orbitalatk.com by selecting Investors and then Corporate Governance. Stockholders may request a free printed copy of our Code of Ethics and Business Conduct from our investor relations department by contacting them by telephone at 703-406-5960 or by email at investor.relations@orbitalatk.com.
Communications with Directors
Procedures for stockholders, or anyone else, to communicate directly with non-management directors are available on our website at www.orbitalatk.com by selecting Investors, then Corporate Governance and then Contact the Directors.
Any concerns about the Company's accounting, internal controls or auditing matters, or a director's potential conflict of interest, will be referred to the Audit Committee of the Board of Directors. Other communications sent to the Board of Directors will first be reviewed by Orbital ATK's Corporate Secretary, and the Corporate Secretary may elect not to refer the following types of communications to the Board:

•	Product inquiries or suggestions and

•	Employee complaints that are neither significant nor material.
Orbital ATK maintains a record of all communications to the Board, which Board members may review at any time upon request. Furthermore, Orbital ATK's Senior Vice President, General Counsel and Secretary provides a quarterly summary to the Chair of the Governance Committee of all communications sent to the Board. The following items are not forwarded to the Board: job inquiries; spam or junk mail; surveys; and business solicitations or advertisements.
Director Independence
Under applicable rules of the New York Stock Exchange, a majority of our Board of Directors must be independent. Our Board of Directors has affirmatively determined that each of the current directors, other than Mark W. DeYoung and David W. Thompson, has no material relationship with Orbital ATK and is independent. Each of our Audit, Governance, and Compensation and Human Resources Committees is composed only of independent directors.
In order to qualify as independent, a director must meet each of the New York Stock Exchange's ("NYSE") five objective independence standards and our Board of Directors must also affirmatively determine, in its business judgment and in consideration of all relevant facts and circumstances, that the director has no material relationship with Orbital ATK. The Board has reviewed the transactions and relationships between Orbital ATK and our directors, their immediate family members, and entities with which they are affiliated and has determined that other than Mr. Thompson and Mr. DeYoung, each director satisfies the five NYSE independence standards and does not have a material relationship with the Company that would impair his or her independence from management.

Board Leadership Structure
General Ronald R. Fogleman has served as independent non-executive Chairman of the Board since November 2009. Orbital ATK's Corporate Governance Guidelines provide that, in the directors' discretion as to the appropriate Board leadership structure at any particular time, the positions of CEO and Chairman of the Board may be either combined or separated. Furthermore, if the directors elect the CEO to serve as Chairman or if the Chairman is otherwise not independent, the directors shall, upon the recommendation of the Governance Committee of the Board, appoint a lead independent director. In addition, the Governance Committee charter provides that, periodically, the Committee shall review and recommend the Board's leadership structure, including an assessment of whether the roles of Chairman of the Board and CEO should be combined or separated.
The Board believes that its current leadership structure is appropriate for Orbital ATK at this time because it clearly delineates the separate roles and responsibilities of management, freeing the CEO to focus on setting and implementing Orbital ATK's strategic direction and running the Company's day-to-day business, while allowing the Chairman to concentrate on leading the Board in the performance of its duties and oversight responsibilities.
Under Orbital ATK's Corporate Governance Guidelines, the responsibilities of an independent Chairman include:

•	Chair meetings of the Board as well as executive sessions of non-management and independent directors.

•	Coordinate, develop and approve the agendas for meetings of the Board, in consultation with the CEO, other officers of the Company and other Board members.

•
Coordinate, develop the agenda for, and moderate executive sessions of the Board's non-management directors and independent directors, and act as principal liaison between the non-management directors and the Company's management on sensitive issues.

•
Determine the quality, quantity and timeliness of the flow of information from the Corporation's management that is necessary for the non-management directors to effectively and responsibly perform their duties.

•
Lead the independent directors in periodic reviews of the performance of the CEO, discuss with members of the Compensation and Human Resources Committee the CEO's performance, and meet with the CEO to discuss the Board's performance review.

The Board's Role in Risk Oversight
The primary responsibility for the identification, assessment and management of the various risks that our Company faces belongs with management. The role of our Board of Directors is to consider and oversee the significant risks facing Orbital ATK. The Board executes this oversight responsibility directly and through the standing committees of the Board. Specifically, the Board of Directors annually reviews Orbital ATK's Enterprise Risk Management ("ERM") framework and process, and discusses with management Orbital ATK's top strategic, operational, financial, business, and compliance risks. The ERM process allows for increased risk transparency to management and the Board, clarifies accountabilities for mitigation strategies, and facilitates decision-making regarding allocation of resources. In accordance with the listing standards of the New York Stock Exchange, specific risk oversight matters are the responsibility of the Audit Committee. The Audit Committee discusses with management Orbital ATK's major financial risks and Orbital ATK's guidelines and policies for assessing, managing, monitoring and controlling financial risks. The Compensation and Human Resources Committee has a specific risk oversight responsibility regarding incentive compensation. The Compensation and Human Resources Committee annually discusses with management the impact of Orbital ATK's compensation policies and practices on risk taking within the Company. Both the Audit Committee and the Compensation and Human Resources Committee report to the full Board at regularly scheduled meetings of the Board. Other areas of risk, such as cybersecurity, and general oversight of the ERM process are managed by the Governance Committee.
Meetings of the Board and Board Committees
The Board of Directors conducts its business through meetings of the Board and the following standing committees: Audit, Governance, Compensation, and Markets and Technology. Each of the standing committees has adopted a written charter which sets out the function and responsibilities of the committee. The current committee charters are available on our website at www.orbitalatk.com by selecting Investors, then Corporate Governance and then Board of Directors Committees and Charters. Stockholders may request a free printed copy of any of these charters from our investor relations department by contacting them by telephone at 703-406-5960 or by email at investor.relations@orbitalatk.com.

During fiscal year 2015, our Board of Directors held 15 meetings, five of which were regularly scheduled meetings and 10 of which were special meetings. The independent directors of the Board meet in executive session at each regularly scheduled Board meeting. All current directors attended at least 93% of the total meetings of the Board and the Board committees on which they served during the fiscal year. As a general practice, Board members are expected to attend our annual meetings of stockholders. All Board members attended last year's annual meeting of stockholders.
Audit Committee

Members:	Douglas L. Maine, Chair	Robert M. Hanisee
	Kevin P. Chilton	Ronald T. Kadish
	Martin C. Faga	Roman Martinez IV
The Audit Committee is responsible for assisting the Board of Directors in monitoring the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements and aspects of the Company's Code of Ethics and Business Conduct, the independent auditor's qualifications and independence, and the performance of the Company's internal audit function and the independent auditor. The Audit Committee has the sole authority to retain and terminate the independent auditor and is directly responsible for the compensation and oversight of the work of the independent auditor. The independent auditor reports directly to the Audit Committee. The Audit Committee reviews and discusses with management and the independent auditor the annual audited and quarterly financial statements (including the specific disclosures under the "Management's Discussion and Analysis of Financial Condition and Results of Operations"), critical accounting policies and practices used by the Company, the Company's internal control over financial reporting, and the Company's major financial risk exposures.
All of the Audit Committee members meet the independence and experience requirements of the New York Stock Exchange and the Securities and Exchange Commission. The Board has identified Mr. Hanisee, Mr. Maine and Mr. Martinez each as an audit committee financial expert under the rules of the Securities and Exchange Commission. The Audit Committee held seven meetings in fiscal year 2015, six of which were regularly-scheduled meetings and one of which was a special meeting. Generally, the Audit Committee meets separately with the independent auditors and the Company's internal auditors at regularly-scheduled meetings and periodically meets separately with management.
Governance Committee

Members:	Harrison H. Schmitt, Chair	Ronald R. Fogleman
	Roxanne J. Decyk	Janice I. Obuchowski
	Martin C. Faga	Scott L. Webster
The Governance Committee identifies individuals qualified to become Board members and reviews with the Board the appropriate skills, characteristics and diversity desired on the Board. The Governance Committee is also responsible for general oversight of our risk management processes and ethics compliance, outside of areas reserved for the Audit Committee under NYSE rules. In addition, the Committee oversees the process of assessing Board effectiveness and each year, after considering the experience, qualifications, attributes, skills and contributions of each director, recommends to the Board the director nominees for re-election at the next annual meeting of stockholders. Periodically, the Committee reviews and recommends the Board's leadership structure, including an assessment of whether the roles of Chairman of the Board and CEO should be combined or separated. The Committee also makes recommendations to the Board regarding Board organization, operation and committee structure, corporate governance guidelines applicable to the Company, and director compensation. Periodically, the Committee evaluates director compensation, based on market analyses, including comparisons of the Company's practices with those of peer-group companies. All of the Governance Committee members meet the independence requirements of the New York Stock Exchange. The Governance Committee held five meetings in fiscal year 2015, four of which were regularly-scheduled meetings and one of which was a special meeting.
Director Qualification Standards.    Directors of Orbital ATK are expected to have high standards of integrity and ethics and the ability to exercise objectivity and independence in making informed business decisions. Directors should possess the experience, qualifications, attributes and skills to make a significant contribution to the Board, the Company and its stockholders. In evaluating candidates for nomination as a director of Orbital ATK, the Governance Committee considers additional criteria, including a candidate's technical, financial or other expertise that would enhance the overall effectiveness of the Board or provide a diversity of talent and experience relevant to the Company's strategies and activities. The Governance Committee also considers whether the candidate has the time necessary to carry out the duties of a director of Orbital ATK.

Director Nominee Selection Process.    The Board has delegated the identification, screening and evaluation of director candidates to the Governance Committee. The Committee retains from time to time a search firm to help identify, screen and evaluate director candidates. The Committee will also consider qualified candidates for Board membership submitted by stockholders, as described below, or by members of the Board of Directors. The Governance Committee interviews the candidates who meet the director qualification standards described above, and the Committee selects the candidates who best meet the Board's needs. The Committee then recommends to the Board the director nominees for election to the Board. As noted above under "Proposal 1—Election of Directors," for 2015, the director nominee selection process was subject to the requirements of the Transaction Agreement relating to the Merger.
The Governance Committee will consider stockholder recommendations for nominees to the Board. If you wish to recommend a prospective candidate for the Board, you should submit the candidate's name and written information in support of the recommendation to: Secretary, Orbital ATK, Inc., 45101 Warp Drive, Dulles, Virginia 20166. Additional information regarding the requirements for nominating a person for election as a director at the annual meeting of stockholders is described under the heading "Future Stockholder Proposals" near the end of this proxy statement. Director candidates recommended by stockholders will be considered under the same criteria as candidates recommended by directors or a search firm.
Compensation and Human Resources Committee

Members:	Roxanne J. Decyk, Chair	Tig H. Krekel
	Lennard A. Fisk	Douglas L. Maine
	Robert M. Hanisee	Janice I. Obuchowski
The Compensation and Human Resources Committee is responsible for discharging the Board of Directors' responsibilities relating to executive compensation. The Committee makes all decisions regarding the compensation of our executive officers. In addition, the Committee is responsible for reviewing the Company's compensation, benefit and personnel policies, programs and plans. Specifically, the Committee reviews and approves the corporate goals and objectives with respect to the compensation of the chief executive officer and the other executive officers. The Committee evaluates at least once a year the performance of the chief executive officer and other executive officers in light of these established goals and objectives and, based on these evaluations, approves the compensation of the chief executive officer and the other executive officers. In addition, the Committee reviews and discusses with management the impact of Orbital ATK's compensation policies and practices on risk taking within the Company. The Committee also makes recommendations to the Board regarding incentive-compensation and equity-based plans that are subject to the Board's approval. The Committee has the sole authority to retain or obtain the advice of compensation consultants or other advisers and determine the services to be provided and the fees for such services. The Committee also considers the independence of compensation consultants and assesses whether the work of any compensation consultant raises any conflict of interest. All of the Compensation and Human Resources Committee members meet the independence requirements of the New York Stock Exchange and the Securities and Exchange Commission, including the heightened independence requirements for compensation committee members. The Committee held 11 meetings in fiscal year 2015, six of which were regularly-scheduled meetings and five of which were special meetings.
Additional information regarding the Committee's processes and procedures for establishing and overseeing executive compensation is disclosed below under the heading "Executive Compensation—Compensation Discussion and Analysis."
Role of the Compensation Consultant.    The Compensation and Human Resources Committee has the sole authority to retain or obtain the advice of compensation consultants and determine the services to be provided and the fees for such services. Since August 2013, the Committee has retained Semler Brossy Consulting Group, LLC ("Semler Brossy"), an independent professional compensation consulting firm, to provide assistance and guidance to the Committee on executive compensation matters, including program design, best practices and market trends. Semler Brossy provides market analyses for evaluating the components of the Company's executive compensation program and individual executive officer compensation levels. Semler Brossy specifically makes recommendations regarding the compensation level of our CEO, and our CEO makes recommendations to the Committee regarding compensation levels of other executive officers.
The Compensation and Human Resources Committee reviews and discusses with management the role of Semler Brossy in advising the Committee. In May 2015, the Committee assessed Semler Brossy's independence pursuant to NYSE listing standards and the rules of the Securities and Exchange Commission ("SEC"). In making this assessment, the Committee considered each of the six factors set forth by the NYSE and SEC, along with a letter provided by Semler Brossy to the Committee addressing each of the six independence factors. As part of this review, the Committee determined that the services provided to the Company by Semler Brossy during the fiscal year were limited to executive compensation matters. Based on the Committee's review, the Committee concluded that Semler Brossy is independent of the Company and that Semler Brossy's services did not raise any conflicts of interest.

Markets and Technology Committee

Members:	James G. Roche, Chair	Lennard A. Fisk
	Kevin P. Chilton	Ronald T. Kadish
	Mark W. DeYoung	Tig H. Krekel
The Markets and Technology Committee is responsible for assisting the Board of Directors in

•	Assessing existing and potential major technology trends and product development programs;

•	Monitoring and evaluating existing and new markets for our products and services; and

•	Reviewing and assessing the development of new technologies and products, including research and development activities and the associated technical and market risks.
The Committee was constituted following the Merger and held one regularly-scheduled meeting in fiscal year 2015.
A subcommittee of directors with appropriate security clearances was established to provide oversight of Orbital ATK's classified programs. The subcommittee held one regularly-scheduled meeting in fiscal year 2015.
Compensation Committee Interlocks and Insider Participation
None of the members of the Compensation and Human Resources Committee has ever served as an officer or employee of Orbital ATK or has any relationships with Orbital ATK requiring disclosure below under the heading "Certain Relationships and Related Transactions." Since the beginning of the last fiscal year, no executive officer of Orbital ATK has served on the compensation committee or board of any company that employs a director of Orbital ATK.
Stock Ownership Guideline for Non-Employee Directors
The Board has established a stock ownership guideline for non-employee directors of 5,000 shares of Orbital ATK common stock, to be achieved within five years following a director's election to the Board. The Governance Committee of the Board reviews the stock ownership of each incumbent director annually prior to the Committee's recommendation to the Board of the nominees for election as directors at the annual meeting of stockholders. The following are counted for the purpose of meeting the stock ownership guideline: shares of Orbital ATK common stock owned outright, restricted stock and deferred stock units granted under our Non-Employee Director Restricted Stock Award and Stock Deferral Program or the Non-Employee Director Restricted Stock Plan, and phantom stock units granted under our Deferred Fee Plan for Non-Employee Directors. For Mark W. DeYoung, who was the CEO of Orbital ATK until February 9, 2015, restricted stock units, restricted stock, deferred stock units and phantom stock units granted under the Company's 2005 Stock Incentive Plan and predecessor plans are counted for the purpose of meeting the stock ownership guideline.
The following table shows the securities holdings of incumbent non-employee director nominees as of June 12, 2015 that are counted for the purpose of meeting this guideline.

Name	Date First Elected to Board	Common Stock		Restricted Common Stock	Restricted Stock Units	Deferred Stock Units(1)	Phantom Stock Units(2)	Total Securities
Kevin P. Chilton	2/9/2015	3,001		—	—	—	—	3,001
Roxanne J. Decyk	8/3/2010	1,261		—	—	4,854	—	6,115
Mark W. DeYoung	2/2/2010	3,485	(3)	—	38,105	10,168	2,630	54,388	(3)
Martin C. Faga	10/30/2006	2,558		—	—	7,186	—	9,744
Lennard A. Fisk	2/9/2015	15,064		—	—	—	—	15,064
Ronald R. Fogleman	5/4/2004	—		—	—	12,243	1,780	14,023
Robert M. Hanisee	2/9/2015	27,440		—	—	—	—	27,440
Ronald T. Kadish	2/9/2015	13,743		—	—	—	—	13,743
Tig H. Krekel	3/1/2010	1,054		—	—	6,115	—	7,169
Douglas L. Maine	1/1/2006	12,193		742	—	—	—	12,935
Roman Martinez IV	5/4/2004	4,000	(4)	—	—	12,243	7,330	23,573	(4)
Janice I. Obuchowski	2/9/2015	12,240		—	—	—	—	12,240
James G. Roche	2/9/2015	11,606		—	—	—	—	11,606
Harrison H. Schmitt	2/9/2015	12,262		—	—	—	—	12,262
Scott L. Webster	2/9/2015	19,223		—	—	—	—	19,223

(1)	Deferred stock units are settled in shares of Orbital ATK common stock.

(2)	Phantom stock units are settled in cash based on the share price of Orbital ATK common stock at the time of payment.

(3)	Includes 1,265 shares allocated, as of March 31, 2015, under a 401(k) plan to Mr. DeYoung's account.

(4)	Mr. Martinez disclaims ownership of 1,000 shares of common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
During fiscal year 2015, Orbital ATK had transactions, arrangements and relationships with entities with which some of our related persons, specifically directors and director nominees or their immediate family members, executive officers and holders of more than 5% of our common stock, are affiliated. However, in accordance with the procedures described below, it was determined that those related persons had no direct or indirect material interest in those transactions, arrangements and relationships.
The Company has a written policy and procedures for the review, approval or ratification of transactions, arrangements or relationships involving Orbital ATK and its directors, executive officers, their immediate family members and entities with which they have a position or relationship, or 5% stockholders.
Annually, each director and executive officer is required to complete a questionnaire which requires disclosure of any related person transaction.
Our Governance Committee annually reviews all transactions and relationships disclosed in these questionnaires and approves or ratifies, as applicable, any transactions with related persons as well as all known transactions and relationships involving our 5% stockholders.
The Governance Committee considers the relevant facts and circumstances available to it regarding the matter, including the material facts as to the director's or officer's relationship to or interest in the transaction. The committee approves or ratifies, as the case may be, a transaction if it determines, in good faith, that the terms of the transaction are fair to Orbital ATK and that the transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders.
Any member of the Governance Committee who has an interest in the matter under consideration must abstain from voting on the approval or ratification of the transaction, but may, if so requested by the Chair of the Committee, participate in all or some of the Governance Committee's discussions of the transaction.
Pursuant to the terms of the Transaction Agreement relating to the Merger, which was approved by the Board of Directors in April 2014, on February 9, 2015, Orbital ATK and Vista Outdoor entered into a transition services agreement, under which the Company agreed to provide to Vista Outdoor transitional services such as information technology, import and export, procurement and supply chain management, human resources, legal and compliance and tax services for a period of time after the closing. Also pursuant to the terms of the Transaction Agreement, Orbital ATK and Vista Outdoor entered into two supply agreements, one of which provides that Orbital ATK will manufacture and supply to Vista Outdoor certain ammunition products, and the other of which provides that Orbital ATK will manufacture and supply to Vista Outdoor certain canister gun powder products. The ammunition products supply agreement and the gun powder products supply agreement have initial terms of approximately three years and require Vista Outdoor to purchase all of its ammunition products and canister powder requirements from Orbital ATK, and the Company similarly is subject to certain reciprocal exclusivity requirements in its sales of such products to Vista Outdoor. At this time, the total dollar amount involved in each of these contractual relationships is not determinable.
As previously disclosed, our director and former executive, Mark DeYoung, is the Chairman and Chief Executive Officer of Vista Outdoor.
The Board of Directors approved the described transactions pursuant to its approval of the Transaction Agreement, Spin-off and Merger.
DIRECTOR COMPENSATION
Summary Compensation Information
Only non-employee directors receive compensation for service on the Board of Directors. For the last fiscal year, the compensation paid to Orbital ATK's directors who were non-employee directors before the Merger was as follows:

•	an award of restricted stock valued at $95,000 at the time of grant upon initial election to the Board and upon re-election at each subsequent annual meeting of stockholders;

•	an annual cash retainer of $75,000, with no additional fees paid for Board and committee meetings attended;

•	an annual cash retainer of $85,000 for the independent non-executive Chairman of the Board (Ronald R. Fogleman);

•
an annual cash retainer of $17,500 for the chair of the Audit Committee, $12,000 for the chair of the Compensation and Human Resources Committee, and $10,000 for the chair of the Governance Committee; and

•	an annual cash retainer of $12,500 for each member of the Audit Committee, $7,000 for each member of the Compensation Committee, and $5,000 for each member of the Governance Committee.
Cash amounts are paid annually in a lump sum upon election or re-election at the annual meeting of stockholders.
Directors who spend a significant part of a day on Company business issues beyond the normal scope of board member responsibilities receive an additional $1,000 per diem payment, plus expenses. The per diem is paid at the discretion of the Chief Executive Officer. Non-employee directors are also reimbursed for tuition and related expenses for continuing director education courses and also are eligible to participate in the Company's matching gift programs, which match charitable donations by employees and non-employee directors up to an aggregate of $5,400 annually per person.
Furthermore, in the last fiscal year, the Board paid additional cash amounts to certain of the non-employee directors, either in connection with their service on the Board committee responsible for oversight of matters relating to the Spin-off or in connection with matters relating to the Spin-off and Merger that were beyond the normal scope of Board activities. Details regarding those additional cash payments are provided in the table below.
Prior to the Merger, Orbital paid certain amounts to each legacy Orbital director for their expected service as directors of Orbital for the period of January 1, 2015 through December 31, 2015.
Following the Merger, and based on a review of non-employee director compensation as summarized above, the Governance Committee recommended to the Board of Directors that certain increases be made to the amounts described above. On March 10, 2015, the Board of Directors approved the following changes, effective as of the closing date of the Merger (February 9, 2015):

•
an increase in the restricted stock award from $95,000 to $100,000 valued at the time of grant upon initial election to the Board and upon re-election at each subsequent annual meeting of stockholders;

•	no increase in the annual cash retainer of $75,000, with no additional fees paid for Board and committee meetings attended;

•	an increase in the annual cash retainer from $85,000 to $90,000 for the independent non-executive Chairman of the Board (Ronald R. Fogleman);

•
an increase in annual cash retainers from $17,500 to $18,500 for the chair of the Audit Committee, from $12,000 to $12,500 for the chair of the Compensation and Human Resources Committee, and from $10,000 to $12,500 for the chair of the Governance Committee;

•	an annual cash retainer of $12,500 for the chair of the Markets and Technology Committee, a new Board committee created following the Merger;

•
an increase in annual cash retainers from $12,500 to $13,500 for each member of the Audit Committee, from $7,000 to $7,500 for each member of the Compensation and Human Resources Committee, and from $5,000 to $7,500 for each member of the Governance Committee; and

•	annual cash retainers of $7,500 for each member of the Markets and Technology Committee and $2,500 for the special subcommittee of the Markets and Technology Committee.

The Board determined that any resulting additional cash amounts due to the directors for service prior to the 2015 Annual Meeting of Stockholders would be paid following the Annual Meeting. Amounts actually paid to each director will be determined by calculating the pro rata amount earned by a director for the period between February 9, 2015 and August 5, 2015 and subtracting the pro rata amount already paid to the director for his or her expected service as an ATK director or an Orbital director during that period. Mr. DeYoung was not compensated for his service on the Board during the period up to the Spin-off that he served as CEO of the Company. He therefore will be paid the full pro-rated amount earned for the period between February 9, 2015 and August 5, 2015.
Due to the Company’s previously-announced change from a March 31 fiscal year-end to a December 31 fiscal year-end, it is expected that the Company’s 2016 Annual Meeting of Stockholders will be held approximately three months earlier than in prior years. Because our directors are paid for service periods running between each annual meeting, it is anticipated that following the 2015 Annual Meeting, the directors will receive a retainer amount equal to 75% of their standard compensation amount in order to account for the shortened nine-month transition period between the Company’s 2015 and 2016 Annual Meetings. Following the 2016 Annual Meeting, director compensation is expected to return to a normal 12-month cycle.
Director Compensation
The following table shows the annual retainer and fees earned by the directors for fiscal year 2015 and either paid in cash, to be paid in cash or deferred at the election of the director. The Deferred Fee Plan is described below. The table also shows the aggregate grant date fair value of stock awards computed in accordance with generally accepted accounting principles in the United States. The Restricted Stock Award and Stock Deferral Program is described below. Additional information regarding the restricted stock awards and deferred stock units is described in footnote 3 below.
For legacy ATK directors, the amounts shown below consist of cash retainer payments and restricted stock awards made in August 2014 for expected service as a Company director through the 2015 Annual Meeting, plus the pro rata value of the increase in compensation described above that was earned for the period of February 9 through March 31, 2015 for service as a Company director. For legacy Orbital directors, the amounts shown below reflect the pro rata value of amounts earned for service as a Company director for the period of February 9 through March 31, 2015. These prorated amounts will be paid entirely in cash due to the relatively small amount of prorated equity that would otherwise be due to the directors. The amounts shown for legacy Orbital directors do not include any amounts paid or earned for their services as directors of Orbital Sciences Corporation.

Name	Fees Earned or Paid in Cash(1)(2) ($)	Stock Awards(3) ($)	All Other Compensation(4) ($)	Total ($)
Kevin P. Chilton	$27,736	$—	$—	$27,736
Roxanne J. Decyk	$113,000	$94,969	$5,976	$213,945
Mark W. DeYoung	$25,500	$—	$—	$25,500
Martin C. Faga	$119,500	$94,969	$8,961	$223,570
Lennard A. Fisk	$26,548	$—	$—	$26,548
Ronald R. Fogleman	$166,000	$94,969	$17,703	$280,768
Robert M. Hanisee	$27,386	$—	$—	$27,386
Ronald T. Kadish	$27,386	$—	$—	$27,386
Tig H. Krekel	$103,000	$94,969	$7,590	$205,559
Douglas L. Maine	$126,000	$94,969	$1,039	$222,008
Roman Martinez IV	$101,500	$94,969	$24,780	$222,087
Janice I. Obuchowski	$26,548	$—	$—	$26,548
James G. Roche	$27,596	$—	$—	$27,596
Harrison H. Schmitt	$27,596	$—	$—	$27,596
Scott L. Webster	$25,500	$—	$—	$25,500
Michael Callahan (former director)	$103,500	$94,969	$1,613	$200,082
April H. Foley (former director)	$103,500	$94,969	$7,418	$205,887

(1)
For Martin C. Faga, Tig H. Krekel, Michael Callahan and April H. Foley, includes an additional cash fee of $16,000 in connection with their service on the Board committee responsible for oversight of the Spin-off. For Roxanne J. Decyk, Douglas L. Maine and Roman Martinez IV, includes $14,000 in additional Board service relating to the Spin-off and Merger transactions beyond the normal scope of Board activities. For Mr. Faga and General Fogleman, includes a per diem fee of $1,000.

(2)
Amounts shown for legacy Orbital directors and Mr. DeYoung were earned for the period from February 9, 2015 to March 31, 2015 and will be paid on August 5, 2015. Amounts shown for legacy ATK directors other than Mr. DeYoung include the earned pro rata increase in non-employee director compensation, described above, for the period of February 9 through March 31, 2015 and will be paid to each director on August 5, 2015 after his or her re-election: Roxanne J. Decyk, $1,188; Martin C. Faga, $140; Ronald R. Fogleman, $2,096; Tig H. Krekel, $1,118; Douglas L. Maine, $1,048; and Roman Martinez IV, $838.

(3)
This column shows the grant date fair value computed in accordance with generally accepted accounting principles in the United States. The amounts represent restricted stock awards and grants of deferred stock units that are paid in shares of Company common stock and calculated based on the number of shares granted multiplied by the closing price per share of common stock on the date of grant. (The amounts do not reflect the actual amounts that may be realized by the directors.) A discussion of the assumptions used in calculating these values may be found in Note 14 to the audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2015.

The following table shows the number of shares of restricted stock or deferred stock units (to be settled in shares of Company common stock) granted to each non-employee director during the fiscal year ended March 31, 2015 and the closing price per share of common stock on the date of grant.

Name	Grant Date	Number of Shares of Stock or Units	Closing Price on Grant Date
Kevin P. Chilton	N/A	—	—
Roxanne J. Decyk	7/30/2014	742	$127.99
Mark W. DeYoung*	*	*	*
Martin C. Faga	7/30/2014	742	$127.99
Lennard A. Fisk	N/A	—	—
Ronald R. Fogleman	7/30/2014	742	$127.99
Robert M. Hanisee	N/A	—	—
Ronald T. Kadish	N/A	—	—
Tig H. Krekel	7/30/2014	742	$127.99
Douglas L. Maine	7/30/2014	742	$127.99
Roman Martinez IV	7/30/2014	742	$127.99
Janice I. Obuchowski	N/A	—	—
James G. Roche	N/A	—	—
Harrison H. Schmitt	N/A	—	—
Scott L. Webster	N/A	—	—
Michael Callahan (former director)	7/30/2014	742	$127.99
April H. Foley (former director)	7/30/2014	742	$127.99
* Mr. DeYoung was the CEO of the Company until the Spin-off and did not receive equity awards for his service as a director for the fiscal year ended March 31, 2015. Information regarding equity awards granted to Mr. DeYoung during the fiscal year ended March 31, 2015 in connection with his service as the CEO of the Company is shown in the table under the heading "Executive Compensation—Grants of Plan Based Awards" later in this proxy statement.
The aggregate numbers of shares of restricted common stock, restricted stock units, deferred stock units (to be settled in shares of Company common stock), phantom stock units (to be settled in cash) and stock options held by each non-employee director as of March 31, 2015 were as follows:

Name	Shares of Restricted Stock (#)	Restricted Stock Units (#)	Deferred Stock Units (#)	Phantom Stock Units (#)	Stock Options (#)
Kevin P. Chilton	—	—	—	—	—
Roxanne J. Decyk	—	—	4,854	—	—
Mark W. DeYoung	—	38,105	10,168	2,630	133,663
Martin C. Faga	—	—	7,186	—	—
Lennard A. Fisk	—	—	—	—	—
Ronald R. Fogleman	—	—	12,243	1,780	—
Robert M. Hanisee	—	—	—	—	2,245
Ronald T. Kadish	—	—	—	—	—
Tig H. Krekel	—	—	6,115	—	—
Douglas L. Maine	742	—	—	—	—
Roman Martinez IV	—	—	12,243	7,330	—
Janice I. Obuchowski	—	—	—	—	—
James G. Roche	—	—	—	—	4,490
Harrison H. Schmitt	—	—	—	—	2,245
Scott L. Webster	—	—	—	—	2,245
Michael Callahan (former director)	742	—	—	—	—
April H. Foley (former director)	—	—	1,762	—	—

(4)
Except for April H. Foley, the "All Other Compensation" column consists solely of the aggregate amount of: cash dividends paid on unvested restricted stock awarded under the Non-Employee Director Restricted Stock and Stock Deferral Program under the Company's 2005 Stock Incentive Plan (the "Director Stock Program"), dividend equivalents paid in cash on deferred stock units under the Director Stock Program, and the dollar value of dividend equivalents credited in the form of additional phantom stock units under the Company's Deferred Fee Plan for Non-Employee Directors. Dividend equivalents are paid or credited at the same rate as cash dividends paid on the Company's common stock. For Ambassador Foley, the amount consists of $2,018 of dividend equivalents paid in cash on deferred stock units under the Director Stock Program and $5,400 of matching charitable contributions under our matching gift programs. This column excludes perquisites or other personal benefits received by non-employee directors because none of the non-employee directors received an aggregate of $10,000 or more of such items, the threshold for disclosure under Securities and Exchange Commission regulations, except that perquisites received by Mark W. DeYoung, who was the CEO of the Company until the Spin-off, are disclosed the Summary Compensation Table in the "Executive Compensation" section later in this proxy statement.

Deferred Fee Plan for Non-Employee Directors
The Deferred Fee Plan for Non-Employee Directors permits a director to defer receipt of all or part of the director's cash retainer. In general, directors must make elections to defer fees payable during any calendar year by the end of the preceding calendar year. Newly elected directors have up to 30 days to elect to defer future fees. A director can elect to have deferred amounts credited to either a "cash account" or a "share account" as phantom stock units (based on the market price of Orbital ATK common stock). Cash accounts are credited with interest quarterly at the Company's one-year borrowing rate and share accounts will be credited with additional units if dividends are paid on Orbital ATK common stock. Payment of deferred amounts is made in cash following the director's termination of Board service. Phantom stock units credited to share accounts are paid out based on the market price of Orbital ATK common stock at the time of payout. A director may elect to receive payments either in a lump sum or in up to 10 annual installments.
Currently, two directors hold phantom stock units in this plan. None of the directors deferred cash retainer fees during the fiscal year ended March 31, 2015. The following table shows how those directors currently have their deferred fees credited and how many common stock units (to be settled in cash) were credited to their share accounts as of March 31, 2015, including additional stock units acquired as a result of dividend equivalents credited on those common stock units.

Name	Annual Retainer	Units as of March 31, 2015
Ronald R. Fogleman	Cash account—50%	N/A
	Share account—50%	1,780
Roman Martinez IV	Share account—100%	7,330
Non-Employee Director Restricted Stock Award and Stock Deferral Program
Each non-employee director receives automatic awards of restricted common stock under the Non-Employee Director Restricted Stock Award and Stock Deferral Program under the Company's 2005 Stock Incentive Plan upon first being elected to the Board of Directors and upon re-election at each subsequent annual meeting of stockholders. The stock awards have a market value of $100,000, which was increased from $95,000 effective as of the closing date of the Merger (February 9, 2015), as determined by the closing market price of Orbital ATK common stock on the date of grant.
Common stock issued under this program entitles participating directors to all of the rights of a stockholder, including the right to vote the shares and receive any cash dividends. All shares are, however, subject to certain restrictions against sale or transfer for a period, which we refer to as the restricted period, starting on the award date and ending on the earliest to occur of the following:

•	the first anniversary of the award date;

•	the retirement of the director from the Board in compliance with the Board's retirement policy as then in effect;

•	the termination of the director's service on the Board because of disability or death; or

•	the termination of the director's service on the Board following a change in control of Orbital ATK.
Restricted stock is released to the director, free and clear of all restrictions, following the expiration of the restricted period.

The program permits the directors to elect to defer receipt of the restricted stock in exchange for a credit, in stock units, to a deferred stock unit account. In general, directors must make these deferral elections by the end of the calendar year preceding the date of the grant of restricted stock. Directors who make a deferral election will have no rights as stockholders of Orbital ATK with respect to amounts credited to their deferred stock unit account. If cash dividends are paid on Orbital ATK common stock, the Company will pay each director an amount equal to the cash dividends that would be paid on the number of shares equal to the number of stock units credited to the director's deferred stock unit account. Payment of stock units credited to the deferred stock unit account will be made in a lump sum in an equal number of shares of unrestricted common stock at the time specified in the director's deferral election, but no later than as soon as administratively feasible following the director's termination of Board service.
If a director ceases to be a member of the Board for any reason prior to the expiration of the restricted period, the director forfeits all rights in shares or deferred stock units, as applicable, for which the restricted period has not expired.
Expense Reimbursement
Non-employee directors are reimbursed for travel and other expenses incurred in the performance of their duties.
Indemnification Agreements
Orbital ATK has indemnification agreements with its directors. These agreements require the Company to:

•	indemnify the directors to the fullest extent permitted by law;

•	advance to the directors all related expenses, subject to reimbursement if it is subsequently determined that indemnification is not permitted;

•	indemnify and advance all expenses incurred by directors seeking to enforce their rights under the indemnification agreements; and

•	cover directors under our directors' and officers' liability insurance.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS
Introduction
This Compensation Discussion and Analysis describes Orbital ATK’s executive compensation program for the fiscal year ended March 31, 2015 and for the fiscal period beginning April 1, 2015 (which will be a nine-month period ending on December 31, 2015, reflecting a change in the Company’s fiscal year). In particular, this section describes the elements and objectives of our executive compensation program and explains how our Compensation and Human Resources Committee (the “Committee”) made decisions related to the compensation for our executive officers. There were significant management changes during the fiscal year. On February 9, 2015, the Company, then known as Alliant Techsystems Inc. (“ATK”), completed the spin-off (the “Spin-off”) of its Sporting Group into a separate stand-alone public company called Vista Outdoor Inc. (“Vista Outdoor”). Immediately following the Spin-off, ATK combined with Orbital Sciences Corporation (“Orbital”) through the merger of ATK’s Aerospace and Defense Groups with Orbital and changed its name to Orbital ATK, Inc. (the “Merger”). As of the fiscal year-end on March 31, 2015, our “named executive officers” are:

•	David W. Thompson, President and Chief Executive Officer*

•	Garrett E. Pierce, Chief Financial Officer*

•	Blake E. Larson, Chief Operating Officer**

•	Michael A. Kahn, Executive Vice President and President, Defense Systems Group

•	Christine A. Wolf, Senior Vice President Human Resources

*	Mr. Thompson and Mr. Pierce became officers of the Company on February 9, 2015 upon the completion of the Merger. Each of them served in the same respective positions at Orbital prior to the Merger.

**	Prior to February 9, 2015, Mr. Larson served as the Company’s Senior Vice President and President Aerospace Group.

In addition, we provide compensation information for the following former officers of the Company: Mark W. DeYoung (President and Chief Executive Officer), Neal S. Cohen (Executive Vice President and Chief Financial Officer), and Jay Tibbets (Senior Vice President and President Sporting Group). Mr. DeYoung left the Company on February 9, 2015 to become the chief executive officer of Vista Outdoor, our former subsidiary that we spun off on that date. Mr. Cohen and Mr. Tibbets terminated employment with the Company on February 10, 2015 following the Merger.
Executive Summary
Fiscal Year 2015 Highlights

•	Successful completion of the strategy to enhance stockholder value by spinning off the Company’s Sporting Group and merging with Orbital

•	Name of the Company changed to Orbital ATK, Inc.

•	Fiscal Year-End changed to December 31 from March 31 (the current fiscal period will be a nine-month transition period ending on December 31, 2015)

•	Strong fiscal year 2015 financial performance
Orbital ATK Transition and Strategy
The Merger created a major aerospace and defense company focused on reliability, innovation and affordability. Orbital ATK has three business segments: Flight Systems Group, Defense Systems Group, and Space Systems Group. Management remains committed to delivering long-term value to stockholders by:

•	Capitalizing on a broader spectrum of new market opportunities available as a result of the combination of the two companies, and

•	Focusing on realizing the synergies created by the Merger.
Results of 2014 Stockholder “Say on Pay” Vote
At the 2014 annual meeting of stockholders, the Company received a 97% vote in favor of the compensation paid to executive officers, indicating a strong endorsement of the Company’s executive compensation program. The Compensation and Human Resources Committee of the Board continues to be mindful of stockholder interests in making compensation decisions.
Key Compensation Decisions and Considerations
In consideration of the Spin-off and Merger transactions that were announced on April 29, 2014 and completed on February 9, 2015, the Committee was required to review certain terms of outstanding incentive compensation awards and make appropriate equitable adjustments to the awards. In addition, because of the length of the transaction process and the associated time commitments required of our officers, the Committee awarded transaction and retention bonuses to certain officers of the Company. Finally, in view of the Merger, the Committee completed a detailed review and comparison of the compensation programs of ATK and Orbital and determined the appropriate compensation program and structure for the Company going forward.

Effect of the Spin-off on Incentive Compensation

•
Under the terms of the Company’s 2005 Stock Incentive Plan, as Amended and Restated Effective August 7, 2012, the Committee made equitable adjustments to outstanding stock awards in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the original awards, as follows:

◦
Performance shares for the three outstanding long-term performance periods (fiscal years 2013-2015, 2014-2016, and 2015-2017) were converted into time-vesting restricted stock units, with vesting periods corresponding to the respective performance periods, as described in more detail below under the headings “Compensation for the Fiscal Year Ended March 31, 2015 - Long-Term Incentive Compensation Payouts for the Fiscal Year 2013-2015 Performance Period” and “Other Actions with Respect to Stock Award in Connection with the Spin-off - Conversion of Other Outstanding Performance Share Awards to Time-Vesting Restricted Stock Units based on Assumed Achievement at Target Level of Performance.”

◦
The terms of the awards of outstanding shares of restricted stock generally remained unchanged. Holders of restricted stock received two shares of Vista Outdoor common stock in the distribution of Vista Outdoor common stock to all stockholders of the Company in connection with the Spin-off.

◦
Holders of options to purchase ATK common stock received options to purchase two shares of Vista Outdoor common stock for each ATK stock option, and the exercise price of each stock option was adjusted to ensure equivalent stock option value before and after the Spin-off, simply reflecting the allocation of the value between the Orbital ATK and Vista Outdoor stock options in relation to the original ATK stock option.

•	The annual cash incentive compensation program remained in effect as approved by the Committee at the beginning of the fiscal year.

Transaction and Retention Bonuses

•
The Committee awarded transaction and retention cash bonuses to certain officers of the Company to recognize their significant efforts associated with the Spin-off and Merger and to retain the officers during a period of uncertainty through the successful completion of the Spin-off and the Merger and the integration of the Company’s Aerospace and Defense Groups with Orbital. Details of the bonuses are described below.

•
Prior to the Merger, Orbital granted retention and transaction awards in the form of restricted stock units to certain officers of Orbital to recognize their efforts toward the successful completion of the Merger. These awards converted to restricted stock units of Orbital ATK and partially vested immediately following the Merger. The vesting of the awards granted to Mr. Thompson and Mr. Pierce is shown in the Option Exercises and Stock Vested table in this proxy statement.

Effect of the Merger on the Compensation Program
The Committee considered the following factors in determining the direction and structure of the Company’s compensation program going forward:

•	The comparable size of the Company following the Spin-off and Merger in relation to the size of the Company before the transactions occurred.

•
The continued relevance of ATK’s Compensation Benchmarking Peer Group, consisting of aerospace and defense companies, to the combined entities following the Merger with respect to size and industry focus.

•	The importance of balancing annual and long-term incentives to achieve the Company’s near-term and long-term performance objectives.

•	Maintaining a mix of long-term incentive vehicles to provide a balanced approach for the Company’s long-term growth in both financial performance and stockholder return.

After considering the factors listed above and the positive stockholder support received for the Company’s fiscal year 2014 and 2015 compensation programs described in last year’s proxy statement, the Committee decided to continue with the existing framework for its executive compensation decisions, with only a few modifications, which are described in more detail throughout the remainder of this Compensation Discussion and Analysis.

Total Direct Compensation

Significant elements of our executive officers’ compensation are tied to financial and operating performance and are intended to drive sustained long-term stockholder value. The charts below illustrate the portion of the executives’ total direct compensation tied to performance measures and stock performance. Long-term incentives are delivered in the form of performance shares, stock options and restricted stock awards.

The metrics for the annual and long-term incentives are described in detail later in this Compensation Discussion and Analysis.
New Stock Incentive Plan to be Presented for Stockholder Approval
The Company’s 2005 Stock Incentive Plan, as Amended and Restated Effective August 7, 2012, expires on August 1, 2015. In order to continue the Company’s long-term incentive compensation program with the objective of aligning the interests of management with those of the Company’s stockholders, the Company is seeking stockholder approval of a new 2015 Stock Incentive Plan. See “Proposal 3 - Approval of Orbital ATK, Inc. 2015 Stock Incentive Plan” for a description of the Plan.
Executive Compensation Philosophy
The overall objective of the Company’s executive compensation program remains the same as the goal for operating the Company: to create long-term stockholder value. The program is intended to provide a competitive compensation package to our executives in order to attract, motivate and retain a talented executive leadership group that is dedicated to the long-term interests of our stockholders.
Both management and the Compensation and Human Resources Committee realize the importance of maintaining sound principles for the development and administration of executive compensation and benefit programs, while recognizing the concerns of stockholders.

Executive compensation decisions are based on three fundamental principles:

1.
Performance based - Incentive compensation is designed to motivate behavior that will drive strong financial performance with the intent of creating stockholder value. Executive compensation varies in relation to the Company’s financial performance and stock price performance. The Committee sets the target performance levels in line with the Company’s annual and long-term business and strategic plans and, accordingly, the Company must achieve superior performance in order for executive officers to receive payments in excess of the target amounts.

2.	Aligned with stockholder interests - The Company will achieve the best results for its stockholders when its executives act and are rewarded as owners in the business.

•
A significant portion of our total direct compensation is provided through equity-based incentives — more than 50% of the total opportunity for our Chief Executive Officer and more than 40% of the total opportunity for our other executive officers.

•	Executive officers are required to retain at least 50% of the net shares (remaining after taxes are withheld) received as compensation and to hold such shares until the executive leaves the Company.

3.
Quality of Talent - Orbital ATK requires highly-skilled executives to drive long-term success — executives whose abilities are essential to the creation of long-term value for stockholders. To ensure we remain competitive in attracting and retaining talented executives, we conduct an annual market analysis for both direct and indirect compensation.

•
Total direct compensation (base salary, annual incentive, long-term incentive) is benchmarked against a company specific peer group of close business competitors of comparable size. This custom peer group is referred to as the “Compensation Benchmarking Peer Group.” In addition, the Committee references survey-reported information from the aerospace & defense industry and general industry to obtain a broader market perspective. The determination of compensation is described in more detail below.

•
Indirect compensation programs (benefits) are evaluated separately from direct compensation through the Company’s regular benefit review and benchmarking process. For all employees, the Company considers market data from companies in relevant industries and of relevant revenue size.

These three principles continue to help align the compensation of our executives with the strategy and objectives of our newly combined companies, as highlighted above under the heading “Orbital ATK Transition and Strategy” and further described below with respect to our annual and long-term performance goals.
Key Governance Principles and Executive Compensation Practices

•	A recoupment (clawback) policy that reserves the right of the Committee to recoup incentive awards from executive officers if there is a material restatement of the Company’s financial results.

•	A double-trigger provision in our change-in-control severance plan and no tax gross-ups paid on change-in-control benefits.

•	A stock holding requirement for executive officers.

•	No hedging of Company stock by our directors and officers.

•	The Committee engages an independent compensation consultant to provide third-party advice on executive compensation.

•	No stock options granted with an exercise price below market value on the date of grant.

Compensation Risk Assessment Process and Conclusion
The Company has reviewed and assessed the risk profile of its incentive compensation plans and programs and concluded that the Company’s compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the Company.
The Company believes that its incentive compensation programs are designed and administered in a manner that discourages excessive or inappropriate risk taking by employees, for the following reasons:

1.	Adequate oversight of program design and metrics is exercised by either the Compensation and Human Resources Committee, which approves all elements of executive compensation, or the corporate human resources and/or finance departments for programs covering all other employees. Appropriate controls are in place to ensure that incentive compensation programs follow the Company’s policies and practices.

2.	Compensation programs provide a balanced mix of cash and equity, and annual and long-term incentives.

3.
Financial performance metrics are formulaic (revenue, earnings, free cash flow, orders, revenue growth, earnings per share growth, and total stockholder return) and are balanced in order to create a greater focus on sustained value creation over time. In setting the performance metrics, the Committee selects adjustment factors to be used in calculating results in order to eliminate inappropriate influence in the management decision-making process.

4.	Non-financial performance metrics consist of operational and integration goals that are measured based on the achievement of specified milestones.

5.
Maximum payout levels for annual and long-term incentive compensation for all employees are capped, there is limited discretion for varying payments based on individual performance, and the Committee retains the discretion to adjust any incentive payments downward.

6.	The Committee has discretion to recoup incentive payments in the event there is a material restatement of the Company’s financial results.

7.	Executive officers and other management employees are subject to share-retention requirements.

8.	Compensation administration and payments are regularly audited by both internal and external auditors.
Determination of Compensation
The Committee consists entirely of independent directors and is responsible for setting the Company’s compensation policies and approving the compensation paid to executive officers.
The Committee also receives advice on compensation matters from Semler Brossy Consulting Group, LLC, the Committee’s independent compensation consultant. Semler Brossy has served as the Committee’s compensation consultant since September 2013.
Compensation Benchmarking
Each year, before the Committee approves the compensation for the executive officers for the following fiscal year, we review our executive compensation program to (1) assess ongoing market competitiveness and (2) consider both Company and individual performance. The Company has historically used a Compensation Benchmarking Peer Group to benchmark executive compensation for officers in similar positions at comparable companies. For fiscal year 2015, the Committee selected a custom peer group of 18 aerospace & defense companies with revenue between $1 billion and $15 billion. In benchmarking executive compensation for fiscal year 2015 with respect to the Company’s Sporting Group segment, with revenue coming from a consumer-based sporting business, the Committee used survey data of consumer products companies as the market reference. In addition, the Committee also reviewed compensation survey data from the aerospace & defense industry and general industry to provide a broader view of compensation practices in the market. The benchmarking data is not applied in a formulaic manner, but rather the Committee members consider the information in exercising their business judgment to make compensation decisions.
In connection with the Merger, the Committee reviewed an analysis provided by Semler Brossy of the Company’s existing aerospace & defense Compensation Benchmarking Peer Group, considering the business of the Company’s Aerospace and Defense Groups and that of Orbital. In view of Orbital ATK’s similarity in size and complementary focus on the aerospace & defense industry, the Committee decided to retain its existing aerospace & defense Compensation Benchmarking Peer Group for purposes of benchmarking executive compensation for Orbital ATK, as follows:

Company	Sub-Industry	Revenue (in millions) *	Market Cap (in millions)
Orbital ATK	Aerospace & Defense	$3,174	$4,348
75th Percentile		6,181	9,224
Median		3,885	4,411
25th Percentile		2,445	3,451
Textron Inc.	Aerospace & Defense	14,104	12,211
L-3 Communications Holdings, Inc.	Aerospace & Defense	11,866	9,514
Spirit AeroSystems Holdings, Inc.	Aerospace & Defense	6,813	7,068
Rockwell Automation, Inc.	Electrical Components & Equipment	6,558	16,064
Oshkosh Corporation	Construction Machinery & Heavy Trucks	6,508	4,211
Rockwell Collins, Inc.	Aerospace & Defense	5,203	12,874
Harris Corporation	Communications Equipment	4,959	8,355
SPX Corporation	Industrial Machinery	4,599	3,159
AMETEK, Inc.	Electrical Components & Equipment	4,031	12,656
Triumph Group, Inc.	Aerospace & Defense	3,738	2,989
Exelis Inc.	Aerospace & Defense	3,277	4,610
The Timken Company	Industrial Machinery	2,694	3,447
Moog Inc.	Aerospace & Defense	2,623	2,786
Teledyne Technologies Incorporated	Aerospace & Defense	2,386	3,705
Curtiss-Wright Corporation	Aerospace & Defense	2,148	3,485
Esterline Technologies Corporation	Aerospace & Defense	1,998	3,462
Hexcel Corporation	Aerospace & Defense	1,865	4,833
Kaman Corporation	Trading Companies & Distributors	1,824	1,136
Data as of May 2015
* Revenue amounts represent the four most recently reported quarters of revenue. For the Company, revenue includes the results of Orbital for the period following the Merger (February 9, 2015 to March 31, 2015) but excludes the results of the Sporting Group business for the entire four-quarter period.

Compensation Decision-Making Process
Prior to the beginning of each fiscal year, the Committee meets at a regularly scheduled meeting to establish base salary and annual and long-term incentive compensation levels for the Company’s executive officers for the following fiscal year. In establishing executive compensation for the fiscal year ended March 31, 2015 and for the nine-month transition fiscal period that began on April 1, 2015, the Committee reviewed multiple market reference points for each executive officer as a guide to establish a targeted level of total direct compensation (base salary, annual incentive, and long-term incentives) for each executive officer position. The data for base salary, annual incentive compensation, and long-term incentive compensation for each position were compared to the current compensation levels of the respective executive officers, and the Company’s CEO then made recommendations to the Committee on the pay levels for officers (other than himself) based on the CEO’s assessment of the officer’s performance and experience level and applicable retention considerations. The Committee retains discretion to make adjustments such that the compensation of individual executive officers may be above or below the market references. The level of compensation for the Company’s CEO is determined solely by the Committee, with assistance and guidance from the Committee’s compensation consultant.
The Committee also approves all grants of long-term incentive equity awards to executive officers, and the Company does not backdate, reprice or grant equity awards retroactively. Payments of equity and cash compensation are audited for conformity to amounts authorized by the Committee and for compliance with applicable processes and procedures.

Elements of Orbital ATK’s Executive Compensation Program
The primary elements of the Company’s executive compensation program are:

Compensation Element	Objective
Base salary	To provide a fixed level of cash compensation for sustained individual performance based on level of responsibility, experience and performance.
Annual incentive	To focus executives’ attention on annual performance goals and reward executives for their contributions to the Company’s short-term financial and operational performance.
Long-term compensation
To align management’s interests with those of the Company’s stockholders through the use of stock incentive programs designed to reward financial performance that creates stockholder value over time, link awards to stock-price performance, and serve as a retention vehicle for top executive talent.

Benefits	To provide a competitive total compensation program and support the attraction and retention of highly-skilled executives.
Perquisites	To provide a competitive total compensation package.
The various elements afford flexibility in designing an executive compensation package and allow the Committee to focus executive officers’ efforts on both short-term and long-term business objectives.
Base Salaries for the Fiscal Period Beginning April 1, 2015
The base salary component of our executive compensation program is the least variable relative to Company performance. The base salary levels for our executive officers are benchmarked against the 50th percentile of the market.
The Committee conducted its annual review of our executive officers’ base salaries at the Committee’s March 2015 meeting. The Committee approved a base salary increase effective April 1, 2015 (the first day of the Company’s current nine-month transition fiscal period) for each of the current executive officers listed in the Summary Compensation Table.
The decision to give an executive officer a base salary increase and the amount of that increase was made by considering competitive salary levels, the officer’s specific responsibilities and experience level, and recommendations on individual performance and retention considerations by our CEO for each officer other than himself. For the fiscal period beginning April 1, 2015, the Committee approved meaningful increases to the base salary and annual incentive components of compensation to recognize the leadership and experience required of our executive officers in successfully executing our integration plans following the Merger. Accordingly, salary increases for the fiscal period that began on April 1, 2015 for the executive officers named in the Summary Compensation Table other than the CEO ranged from approximately 3% to 37%, and reflect salary levels ranging from 8% to 27% above the median salaries of the respective officers in similar positions at companies in the Compensation Benchmarking Peer Group. Mr. Larson received a 37% increase in his base salary in connection with his promotion to Chief Operating Officer following the Merger.
Mr. Thompson became CEO of the Company on February 9, 2015 upon the completion of the Merger. At the time of the Merger, Mr. Thompson continued to receive the same base salary as when he served as the chief executive officer of Orbital. Effective as of April 1, 2015, the Committee approved a 21% salary increase for Mr. Thompson from $725,005 to $875,000, positioning his salary below the median of the Compensation Benchmarking Peer Group. In determining Mr. Thompson’s base salary increase, the Committee considered numerous factors, including the expanded scope of Mr. Thompson’s responsibilities in leading a larger and more complex company.
Compensation for the Fiscal Year Ended March 31, 2015
Annual Incentive Compensation
The primary purpose of the fiscal year 2015 annual incentive opportunity was to motivate executives to achieve objectives that would enhance the value of the Company and reward them commensurate with their success, by making a large portion of their cash compensation variable and dependent upon annual Company and business group financial goals and individual performance. At the target performance level, the amount of the annual incentive payment opportunity was 55% of total annual cash compensation for our former CEO and ranged from 35% - 44% of total annual cash compensation for the executive officers named in the Summary Compensation Table below who were employed by the Company prior to the Merger.
Annual incentive compensation for the fiscal year ended March 31, 2015 was paid under the Company’s Executive Officer Incentive Plan, a cash-based pay-for-performance plan. At the beginning of fiscal year 2015, the Committee set the annual incentive performance goals for the fiscal year ending March 31, 2015 at the corporate and group levels to be earnings before interest and taxes (“EBIT”), sales and free cash flow. The weighting for each metric is shown in the table below. EBIT and sales were defined in accordance with generally accepted accounting principles and “free cash flow” was defined to be cash provided from operations less capital expenditures plus asset sales.
In addition to specifying the performance levels to be achieved, at the beginning of the performance period the Committee also designated, in accordance with the requirements of Section 162(m) of the Internal Revenue Code, certain adjustments that would be made when calculating the achievement of the performance results. The adjustment factors (designated under the Company’s Executive Officer Incentive Plan) eliminate the negative or positive effects of certain items in calculating performance results in order to mitigate inappropriate influence in the management decision-making process.
In June 2015, the Committee evaluated the Company’s results on each of the performance goals for the fiscal year ended March 31, 2015 and applied the applicable adjustment factors in calculating the financial results. Based on the final results, as adjusted, the Company achieved 138% of the target incentive amount for EBIT, 86% of the target incentive amount for sales, and 132% of the target amount for free cash flow. The required adjustments were made to the EBIT results to remove the negative impacts of write-offs relating to asset impairments; charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing business activities; a litigation or claim settlement; gains or losses from the acquisition or disposition of businesses or assets or from the early extinguishment of debt; a change in law or regulations affecting reported results; a change in accounting principles; and foreign currency exchange losses. Likewise, required adjustments were made to sales to remove the negative impacts of charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing business activities; foreign currency exchange losses; a change in accounting principles; and a change in law or regulations affecting reported results. The required adjustments were also made to free cash flow to remove (1) the positive cash impacts of changes in the Internal Revenue Code or tax rates and a change in law or regulations affecting reported results and (2) the negative cash impacts of charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing business activities; gains or losses from the acquisition or disposition of businesses or assets or from the early extinguishment of debt; a write-off relating to an asset impairment; foreign currency exchange losses; and changes in the Internal Revenue Code or tax rates, all net of cash taxes. The overall Company results were:

Goals (in millions)	Threshold Performance Goal	Target Performance Goal	Maximum Performance Goal	Reported Results	Adjusted Results
ATK EBIT	$585	$647	$699	$457.1	$671.2
ATK Sales	$4,850	$5,210	$5,535	$5,102	$5,114
ATK Cash*	$195	$240	$275	$222.8	$281.2
*As described above, free cash flow was defined to be cash provided from operations less capital expenditures plus asset sales.
The table below shows the performance measures and respective weightings and the overall performance level achieved under the annual incentive program at the corporate level for Mr. Larson (for the portion of the fiscal year that he served as the Company’s Chief Operating Officer - February 9, 2015 through March 31, 2015) and Ms. Wolf.

Financial Measures	Weightings	Overall Target Incentive Achieved
ATK EBIT	50%	146%
ATK Sales	25%	87%
ATK Cash	25%	200%
Overall Performance Level Achieved		144.88%

The table below shows the performance measures and respective weightings and the overall performance level achieved under the annual incentive program for Mr. Larson (for the portion of the fiscal year that he served as the Company’s Senior Vice President and President Aerospace Group - April 1, 2014 through February 8, 2015) and Mr. Kahn.

Financial Measures	Weightings	Overall Target Incentive Achieved (Mr. Larson)	Overall Target Incentive Achieved (Mr. Kahn)
ATK EBIT	25%	146%	146%
Sales	25%	87%	87%
Business Group EBIT	17%	200%	200%
Business Group Sales	17%	198%	99%
Business Group Cash	16%	200%	123%
Overall Performance Level Achieved		157.97%	128.89%
Mr. Cohen and Mr. Tibbets terminated employment with the Company on February 10, 2015 following the Merger. Under the terms of the Company’s Income Security Plan (a change-in-control severance plan), each of them received a pro rata portion (for the number of days employed during the fiscal year) of their fiscal year 2015 annual incentive payment based on the greater of (1) the estimated projected actual performance level or (2) the target level of performance. At the end of January 2015, the Committee reviewed the Company’s projected performance for the fiscal year and the applicable adjustments under the annual incentive program and determined that Mr. Cohen was eligible to receive an incentive payment equal to 138.6% of target and Mr. Tibbets was eligible to receive an incentive payment equal to 100% of target. The amounts of these payments are shown in the Summary Compensation Table below.
The Company was not required to pay any annual incentive compensation to Mr. DeYoung under the terms of the transaction agreement relating to the Spin-off. Mr. Thompson and Mr. Pierce did not receive annual incentive payments from the Company for fiscal year 2015 because they were employed by Orbital and received their annual incentive payments from Orbital prior to the Merger, based on a fiscal year that ended on December 31, 2014.
The Committee has the ability to adjust an officer’s payment upward (unless the officer is covered by Section 162(m) of the Internal Revenue Code) or downward based on individual performance or other factors determined by the Committee to be appropriate in its discretion. Generally, 25% of the annual incentive payment amount is based on individual performance. While the Committee determines and approves all annual incentive awards and payments for the executive officers, it considers the CEO’s assessment of the individual performance of each of the executive officers other than himself. The Committee assesses the performance of the CEO in making any discretionary adjustment to the CEO’s annual incentive payment. For fiscal year 2015, no adjustments were made for the executive officers named in this proxy statement, except the Committee, in its discretion, made a minor downward adjustment to Mr. Kahn’s annual incentive payment after assessing the business results of the Defense Systems Group, which is reflected in the table below.
The following table sets forth the threshold, target and maximum annual incentive compensation amounts established by the Committee in March 2014 and the actual cash incentive paid for fiscal year 2015 performance for each of the current named executive officers who received annual incentive payments:

	Annual Cash Incentive Amounts			Actual
	Threshold	Target	Maximum	Incentive
Mr. Larson*	$149,140	$298,280	$596,560	$465,737
Mr. Kahn	$145,261	$290,522	$581,044	$362,484
Ms. Wolf	$112,140	$224,281	$448,561	$324,938

*
Mr. Larson was promoted to Chief Operating Officer on February 9, 2015. Prior to his promotion, he served as Senior Vice President and President Aerospace Group. The annual cash incentive amount reported above is pro-rated to reflect time employed in each position.

Long-Term Incentive Compensation Payouts for the Fiscal Year 2013-2015 Performance Period
In March 2012, the Committee established the long-term incentive compensation program for the fiscal year 2013-2015 performance period through the grant of equity awards. Consistent with market practice, the fiscal year 2013-2015 incentive compensation program was designed to create long-term stockholder value through a mix of performance shares (40% of long-term incentive opportunity), restricted stock (40% of long-term incentive opportunity), and stock options (20% of long-term incentive opportunity). When translating the dollar amounts of the officers’ compensation levels to stock awards, the Company used the closing stock price on the date on which the Committee met and granted the awards. Performance share awards, if earned, are paid in shares of Company common stock after the end of the performance period to the extent the performance results are achieved.
Financial Performance Growth Measures
The performance shares component of the fiscal year 2013-2015 incentive program focused on achievement of long-term financial growth of the Company, to be measured by relative sales growth and average return on invested capital (ROIC) goals established by the Committee in April 2012. In connection with the Spin-off, the Committee decided that the performance awards for the fiscal year 2013-2015 performance period should be converted at the time of the Spin-off to time-vesting restricted stock units at a payout level corresponding to the estimated performance of ATK for the nearly-completed three-year performance period ending March 31, 2015. The Committee determined that this approach would be the most accurate means to measure achievement of the performance objectives that were established in April 2012. Each performance share earned would be converted to (1) a restricted stock unit for Company common stock on a one-for-one basis and (2) two restricted stock units for Vista Outdoor common stock (in accordance with the distribution ratio for the Spin-off). The restricted stock units retained the original vesting date for the performance shares of March 31, 2015. In January 2015, the Committee reviewed and considered the estimated actual achievement for the fiscal year 2013-2015 performance period along with the applicable adjustment factors that were approved by the Committee at the beginning of the performance period. In early February 2015, prior to the Spin-off, the Committee determined in its discretion that the Company achieved an estimated 165% of the target incentive goal for the three-year performance period as described below. The payout of the performance awards that were converted to restricted stock units and vested on March 31, 2015 is shown in the Option Exercises and Stock Vested table in this proxy statement. The details of the performance measures and results are described below.
The three-year relative sales growth metric established by the Committee under the long-term incentive award was measured against a performance peer group of 20 globally diverse companies in aerospace, defense and commercial markets (which companies were designated by the Committee in 2012 at the time the award was granted). These companies consisted of:

AAR Corp.	Honeywell International Inc.	Raytheon Company
BE Aerospace, Inc.	L-3 Communications Holdings, Inc.	Rockwell Collins, Inc.
The Boeing Company	Lockheed Martin Corporation	Spirit AeroSystems Holdings, Inc.
CAE Inc.	Moog Inc.	Teledyne Technologies Incorporated
Curtiss-Wright Corporation	Northrop Grumman Corporation	TransDigm Group Incorporated
General Dynamics Corporation	Orbital Sciences Corporation	United Technologies Corporation
Hexcel Corporation	Precision Castparts Corp.
The financial performance metrics established by the Committee under the long-term incentive award was a performance matrix incorporating relative sales growth and three-year average ROIC (without pension Other Comprehensive Income (OCI)). At the beginning of the performance period the Committee had also designated, in accordance with the requirements of Section 162(m) of the Internal Revenue Code, certain adjustments that would be made at the end of the three-year performance period in calculating the results in order to eliminate inappropriate influence in the management decision-making process. The adjustment factors that impacted the estimated results for the fiscal year 2013-2015 performance period were charges for extraordinary items and other unusual or non-recurring items of loss or gain; asset impairments; litigation or claim judgments or settlements; changes in accounting principles; changes in other laws, regulations or other provisions affecting reported results; charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing certain business activities; and gains or losses from the acquisition or disposition of businesses or assets or from the early extinguishment of debt. As described above, the Committee approved the estimated results in early February 2015 immediately before the Spin-off, as follows:

	Financial Performance Growth Measure
	Threshold Performance Goal	Target Performance Goal	Maximum Performance Goal	Estimated Results	Estimated Adjusted Results
3-Year Average ATK ROIC (without pension OCI)	8.00%	9.60%	12.00%	11.7%	12.5%
ATK’s Relative Sales Growth	25th percentile	50th percentile	75th percentile	57.5%	57.5%

The estimated performance achieved as shown above resulted in a weighted percentage payout of 165% of target.
Vesting of First, Second and Third Installments of Restricted Stock Under Long-Term Incentive Program
As described above, the Company’s long-term incentive compensation program consists of a mix of performance shares, restricted stock, and stock options. Restricted stock awards vest in three equal annual installments commencing on the first anniversary of the date of grant. Accordingly, in March 2015, the respective installments of restricted stock awards vested for grants that were made in 2012, 2013 and 2014. However, (1) for Mr. DeYoung, unvested shares of ATK restricted stock that had been held for more than one year from the date of grant vested immediately upon the Spin-off and (2) for Mr. Cohen and Mr. Tibbets, any unvested shares of ATK restricted stock vested upon their termination of employment with the Company following the Merger. The vesting of restricted stock awards is shown in the Option Exercises and Stock Vested table in this proxy statement.
In connection with the Spin-off, each holder of an outstanding share of restricted stock received two shares of common stock of Vista Outdoor in the distribution to all stockholders of the Company, which (1) for Mr. Larson, Mr. Kahn and Ms. Wolf, the Vista Outdoor shares vested immediately, unless the underlying restricted stock award to which the shares related had been granted less than one year prior to the date of the Spin-off (in which case the shares were subject to a one-year vesting period from the date of the underlying grant), (2) for Mr. Cohen and Mr. Tibbets, the Vista Outdoor shares vested upon their termination of employment with the Company following the Merger, and (3) for Mr. DeYoung, the Vista Outdoor shares remained subject to their original vesting terms measured by continued employment with Vista Outdoor.
Vesting of Special Restricted Stock Awards
Mr. Cohen, a former executive officer named in the Summary Compensation Table, received a special restricted stock award at the time he was hired by the Company as Chief Financial Officer. In connection with Mr. Cohen’s offer of employment in fiscal year 2012, the Committee granted Mr. Cohen a restricted stock award upon his commencement of employment with the Company valued at $500,000, which vested in three equal annual installments contingent upon his continued employment as Chief Financial Officer. The final installment vested in February 2015 in connection with Mr. Cohen’s termination of employment with the Company following the Merger, in accordance with the terms of the award agreement and the Company’s Income Security Plan (change-in-control severance plan). The vesting of these shares of restricted stock is shown in the Option Exercises and Stock Vested table in this proxy statement. In connection with the Spin-off, Mr. Cohen received two shares of common stock of Vista Outdoor for each share of ATK restricted stock he held, consistent with the distribution to all stockholders of the Company. These Vista Outdoor shares vested immediately.
Transaction and Retention Bonuses
In September 2014, the Committee awarded transaction and retention cash bonuses to certain officers of the Company to recognize their significant efforts associated with the Spin-off and Merger and to retain the officers during a period of uncertainty through the successful completion of the Spin-off and the Merger and the integration of the Company’s Aerospace and Defense Groups with Orbital. The Committee determined that the transaction bonuses would be payable in two equal installments as soon as practicable following the closing of the transactions and on the first anniversary of the closing date, with the exception of Mr. Kahn’s bonus, which would be payable 100% as soon as practicable following the closing of the transaction. If the transaction failed to close, the bonuses would not be earned. The transaction bonuses for the officers named in this proxy statement are as follows:

Officer	Base Salary	Award Percentage	Total Cash Award
Mr. Larson	$458,892	125%	$573,615
Mr. Kahn	$446,957	35%	$156,435
Ms. Wolf	$407,783	125%	$509,729

The amounts of the bonuses paid upon the closing of the transactions are shown in the Summary Compensation Table in the “Bonus” column.

Other Actions with Respect to Stock Awards in Connection with the Spin-off

Conversion of Other Outstanding Performance Share Awards to Time-Vesting Restricted Stock Units based on Assumed Achievement at Target Level of Performance
The Committee decided that the performance awards for the fiscal year 2014-2016 and fiscal year 2015-2017 performance periods (which had been granted in March 2013 and March 2014, respectively) should be converted at the time of the Spin-off to time-vesting restricted stock units based on the target level of payout for each performance period. The Committee determined that it would be difficult to assess actual performance for the three-year performance periods ending on March 31, 2016 and 2017, respectively, because of the significant changes in the Company resulting from the Spin-off and the Merger. However, the Committee wanted to preserve the retention element of the long-term incentive compensation program and continue to align the value of the award with stock price performance. Accordingly, the Committee determined that Mr. DeYoung, Mr. Cohen, Mr. Tibbets and Ms. Wolf would receive (1) one restricted stock unit of Orbital ATK common stock for each share of ATK common stock that would have been earned at the target level of performance and (2) two restricted stock units of Vista Outdoor common stock for each share of ATK common stock that would have been earned at the target level of performance (based on the distribution ratio in the Spin-off). With respect to the performance share awards for Mr. Larson and Mr. Kahn, the Committee determined that each would receive only restricted stock units of Orbital ATK common stock, but the target number of shares would be adjusted to reflect the value of both Orbital ATK common stock and Vista Outdoor common stock upon the Spin-off and the Merger. All restricted stock units are subject to the same vesting requirements as the underlying award, subject to continued employment with the respective entity for which the individual serves as an officer. The restricted stock units of Orbital ATK common stock are shown in in the Outstanding Equity Awards at Fiscal Year-End table in this proxy statement.
Mr. Cohen’s and Mr. Tibbets’ restricted stock units vested in full in connection with their termination of employment with the Company on February 10, 2015 following the Spin-off and Merger, in accordance with the terms of the Company’s Income Security Plan (change-in-control severance plan). The vesting of the restricted stock units is shown in the Option Exercises and Stock Vested table in this proxy statement
Equitable Adjustments to Stock Options
For each outstanding option to purchase ATK common stock, each officer of the Company prior to the Spin-off and Merger received two options to purchase Vista Outdoor common stock, subject to similar terms and conditions as the underlying option. However, the exercise prices of both the Orbital ATK and Vista Outdoor stock options were adjusted to ensure equivalent stock option value before and after the Spin-off, simply reflecting the allocation of the value between the Orbital ATK and the Vista Outdoor stock options in relation to the original ATK stock option exercise price. The adjusted exercise prices for the options to purchase Orbital ATK common stock are shown in the Outstanding Equity Awards at Fiscal Year-End table in this proxy statement.
Severance Payments under the Company’s Income Security Plan Following the Merger
Mr. Cohen and Mr. Tibbets received severance payments upon their termination of employment on February 10, 2015 under the Company’s Income Security Plan, a change-in-control severance plan with a double-trigger provision requiring termination from employment. The provisions of the Income Security Plan are described in this proxy statement in the section “Potential Payments Upon Termination or Change in Control” under the heading “Potential Payments Upon Termination Following a Change in Control.” The amounts paid to each of Mr. Cohen and Mr. Tibbets are shown in the Summary Compensation Table in this Proxy Statement under the “All Other Compensation” column.
Incentive Compensation Decisions for the Fiscal Period Beginning April 1, 2015 and Ending December 31, 2015
Annual Incentive Compensation
The goal-setting process for the Company’s annual incentive compensation program begins with the CEO working with the Compensation and Human Resources Committee to establish performance measures that will provide the appropriate incentives to management for achieving the Company’s annual financial and non-financial goals. The CEO then works with management to design internal strategic and operational business plans to achieve the annual financial and non-financial performance goals. These goals are presented to the Company’s Board of Directors for discussion and approval. The Committee considers the business plans as presented to the Board of Directors when approving the performance goals for executive officer annual incentive compensation.

In March 2015, the Committee determined the performance measures for the annual incentive compensation program for the transition fiscal period beginning on April 1, 2015 and ending on December 31, 2015 under the Company’s Executive Officer Incentive Plan. The Committee continued to believe that EBIT, revenue and free cash flow are appropriate measures to drive annual Company financial performance, but the Committee added an additional metric for orders to provide a greater emphasis and accountability for bringing in new business. EBIT and sales are defined in accordance with generally accepted accounting principles and free cash flow is defined as cash provided from operations less capital expenditures plus asset sales. Orders means firm orders plus exercised option orders received during the accounting year. The non-financial performance metrics for the annual incentive program consist of operational and integration goals measured based on the achievement of specified milestones. The weightings of the metrics are as follows:

Executive Officer Annual Incentive Program

Fiscal Year Beginning April 1, 2015

Annual Incentive Plan Metrics

	Position	Financial Metrics at Target (75% weight)			Non-Financial Metrics (25% weight)	
CEO & Other Executive Officers	Corporate Staff	Corporate	EBIT	22.5%	Operations and Integration Milestones	25%
			Free Cash Flow	22.5%		
			Revenue	22.5%		
			Orders	7.5%		
	Group Presidents	Corporate	EBIT	10.5%	Operations and Integration Milestones	25%
			Free Cash Flow	10.5%		
			Revenue	10.5%		
			Orders	3.5%		
		Group	EBIT	12%		
			Free Cash Flow	12%		
			Revenue	12%		
			Orders	4%		

Payout Range for Financial Metrics

Threshold	50%
Target	100%
Maximum	175%

Payout Range for Non-Financial Metrics

0% - 115%*

Overall Maximum Payout: 160%

* Discretionary component equal to 15%. The maximum number of points will be awarded for each non-financial objective and negative discretion will be applied to the extent the objective is not achieved.
In June 2015, the Committee established the specific performance goals at threshold, target and maximum for each performance metric. The target level of performance established for each financial performance metric is based on the Company’s financial performance expectations for the fiscal period ending December 31, 2015. The target levels of performance are considered by the Committee and management to be challenging but achievable. Orbital ATK is not providing any guidance, nor updating any prior guidance of its future performance, by reference to these targets.
When setting the goals, the Committee also specified that, in determining and calculating the performance results at the end of the fiscal year, adjustments will be made (in accordance with the provisions of the Executive Officer Incentive Plan) to eliminate the negative or positive effects of: charges for extraordinary items and other unusual or non-recurring items of loss or gain; asset impairments; litigation or claim judgments or settlements; changes in the Internal Revenue Code or tax rates; changes in accounting principles (including the impact of any changes in the Company’s accounting policies); changes in other laws or regulations affecting reported results; charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing certain business activities; gains or losses from the acquisition or disposition of businesses or assets (including the operating results and related transaction costs of any acquisition or disposition of businesses or assets) or from the early extinguishment of debt; and foreign currency exchange gains or losses. Actual performance will be measured following the end of the performance period. The Committee retains the discretion to adjust incentive payment amounts downward after the adjusted results have been calculated.

As part of the annual review of individual executive officer compensation levels, the Committee reviewed and established the annual incentive payment opportunity (expressed as a percentage of base salary) for threshold, target and maximum performance for each executive officer. For the coming year, the Committee decided to provide a greater target annual incentive opportunity in order to drive financial and operational performance and achieve a stronger near-term executive-retention goal during a year of transition and integration challenges and uncertainties following the Merger. Accordingly, the target percentage amount for each of the current executive officers (other than the CEO) ranged from 26% - 52% above the market median for the respective officers in similar positions at companies in the Company’s Compensation Benchmarking Peer Group. The Committee established the maximum payout opportunity at 160% of target. The maximum percentage established is the maximum an executive officer can earn. No payment will be earned unless performance meets the threshold level. The percentages for each named executive officer who is currently employed by the Company are as follows:

	Annual Cash Incentive Targets (% of Base Salary)
	Threshold	Target	Maximum
Mr. Thompson	45.0%	120%	192%
Mr. Pierce	33.8%	90%	144%
Mr. Larson	33.8%	90%	144%
Mr. Kahn	30.0%	80%	128%
Ms. Wolf	24.4%	65%	104%
The annual incentive payment opportunity at each level of performance for each current executive officer for the fiscal period ending December 31, 2015 is shown in the Grants of Plan-Based Awards table in this proxy statement.
Long-Term Incentive Compensation
The Committee determines the framework and goals for the Company’s long-term incentive compensation program. When considering the long-term incentive program design for the performance period beginning April 1, 2015 and ending December 31, 2017, the Committee reviewed the current construct of compensation being delivered through restricted stock, stock options and other performance-based awards. The Committee determined to retain the mix of long-term awards being utilized for the Company’s executive officers, but changed the allocation by decreasing performance shares from 50% to 40% of the award value and increasing restricted stock from 30% to 40% of the award value in order to provide a stronger retention compensation component in view of challenges and uncertainties relating to the integration and transition process following the Merger. However, the Committee designed the performance metrics relating to the performance shares to provide greater emphasis on performance aligned to Orbital ATK’s stock price and earnings per share growth to further the interests of the Company’s stockholders.

The key elements and objectives of the long-term incentive program for the Company’s executive officers are shown below.
April 1, 2015 - December 31, 2017 Long-Term Incentive Compensation Program*

Value**	Type of Award	Objectives	Key Terms
40% of long-term incentive opportunity	Performance Shares (to be paid out in shares of Orbital ATK common stock)	Highly aligned with stockholder interests and balanced with revenue growth
Measured over a three fiscal-year period: (1) total stockholder return: relative three-year return compared to A&D companies with revenue >$1 billion in the S&P Composite 1500 Index (50% weighting); (2) absolute earnings per share growth (25% weighting); (3) absolute revenue growth (25% weighting)

40% of long-term incentive opportunity	Restricted Stock	Retention, with underlying value driven by stock-price performance	Equal annual installment vesting over a three-year period
20% of long-term incentive opportunity	Stock Options	Long-term stock price appreciation	Exercise price equal to fair market value of Orbital ATK stock on the date of grant; equal annual installment vesting over a three-year period; 10-year term
* Effective April 1, 2015, the Company changed its fiscal year end from March 31 to December 31. Accordingly, the first year of the performance period will be nine months.
** The value of the performance shares and restricted stock was determined using the closing sale price of Orbital ATK common stock on the grant date of the award. The value of the stock options was determined using the Black-Scholes option pricing model on the grant date of the award.

Potential payout for the performance shares ranges from 25% of target to 200% of target. For all measures, no payout will be made if performance falls short of threshold, and the actual amounts payable will be interpolated on a straight line basis between the threshold and target or between the target and maximum, as applicable.
In March 2015, the Committee approved the amount of each executive officer’s long-term incentive award opportunity based on the Committee’s review and assessment of the market competitiveness of the officers’ target level of total direct compensation, including long-term incentive compensation. The target long-term incentive compensation amount for each of the current executive officers named in this proxy statement was set at or near the market median for the respective officers in similar positions at companies in the Compensation Benchmarking Peer Group or the survey data from the aerospace & defense industry. The Committee set Mr. Thompson’s target long-term incentive compensation at 69% of the market median, which still represented a substantial increase from the value of his long-term incentive opportunity when Mr. Thompson served as the chief executive officer of Orbital. The Committee approved the increase in Mr. Thompson’s long-term incentive compensation opportunity in consideration of the expanded scope of Mr. Thompson’s responsibilities in leading a larger and more complex company and with additional focus on the long-term growth of Orbital ATK.
The amounts of the awards are shown in the Grants of Plan-Based Awards table in this proxy statement.
In June 2015, the Committee established the specific goals for each of the performance levels for the long-term incentive compensation metrics. When setting the goals, the Committee also specified that in determining and calculating the performance results at the end of the performance period, adjustments will be made to eliminate the negative or positive effects of charges for extraordinary items and other unusual or non-recurring items of loss or gain; asset impairments; litigation or claim judgments or settlements; changes in the Internal Revenue Code or statutory tax rates; changes in accounting principles (including the impact of any changes in the Company’s accounting policies); changes in other laws or regulations affecting reported results; charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing certain business activities; gains or losses from the acquisition or disposition of businesses or assets (but only with respect to transaction costs of any acquisition or disposition of businesses or assets) or from the early extinguishment of debt; and foreign currency exchange gains or losses. Actual performance will be measured following the end of the performance period. The Committee retains the discretion to adjust incentive payment amounts downward after the adjusted results have been calculated.

Recoupment and Forfeiture
The Company has had in place for more than five years a recoupment policy that reserves the right of the Committee to recoup any incentive awards from an executive officer if there is a material restatement of the Company's financial results. If the Committee determines a recoupment is appropriate in the exercise of its discretion, considering all the facts and circumstances, the executive officer shall forfeit and pay back a portion, or all, of the outstanding or previously granted awards as determined by the Committee. This includes awards that are deferred into a Company Nonqualified Deferred Compensation Plan. The recoupment policy applies to all awards granted after December 31, 2009, and includes any form of cash or equity compensation other than base salaries.
Benefits
Orbital ATK provides certain benefits to our executive officers, including health, welfare, and retirement benefits. We do so to support the attraction and retention of highly-skilled executives. The Company’s benefits programs offer flexibility and choice. Under our benefit programs, employees have the opportunity to choose which benefits fit their personal family and financial needs.
Health and Welfare Benefits. Our executive officers participate in the same health and welfare programs as other Company employees.
Retirement Benefits. In general, our executive officers participate in the standard employee retirement programs. Supplemental executive retirement plans are also provided. See the discussion in this proxy statement under the headings “Pension Benefits” and “Nonqualified Deferred Compensation.”
Nonqualified Deferred Compensation. We offer a nonqualified deferred compensation plan as a tool for our key employees to plan for their financial future. This plan is designed to allow for retirement savings above the limits imposed by the Internal Revenue Service for 401(k) plans on a tax-deferred basis. In general, beyond the potential for a small 401(k) make-up match included in the Summary Compensation Table, amounts credited to an employee’s account under the plan reflect the employee's voluntary deferral of compensation. All accounts are credited with earnings and investment gains and losses by assuming that deferred amounts were invested in one or more investment alternatives selected by the participant under the terms of the plan. These investment choices are generally the same as those offered to all Company employees through the Company’s 401(k) Plan. In connection with the Spin-off, each participant in the ATK Nonqualified Deferred Compensation Plan who had deferred stock units or phantom stock units credited to his or account at the time of the Spin-off received a credit of two deferred stock units or two phantom stock units, as applicable, of Vista Outdoor common stock (based on the distribution ratio in the Spin-off). The Vista Outdoor deferred stock units and phantom stock units have the same terms and conditions as the underlying deferred stock units and phantom stock units, respectively, to which they relate. Balances in the deferred compensation plan reflect amounts that have accumulated over time. Legacy Orbital executives continue to participate in an Orbital non-qualified deferred compensation plan.
Severance. From time to time, we need to offer an executive officer a severance package in connection with a termination of employment. Generally, the package is aligned with the benefits outlined in the Company’s Executive Severance Plan. In certain circumstances, we may offer additional severance benefits to facilitate successful organizational transitions. The Executive Severance Plan is in line with competitive norms and it is regularly benchmarked against market practices. Payments made under this plan are described below under the heading “Potential Payments Upon Termination or Change in Control.”
Change-in-Control. Executive officers participate in our Income Security Plan, which provides for severance payments under certain circumstances following a change-in-control of the Company. We believe this plan helps ensure that our officers will remain focused on the best interests of our stockholders during periods of uncertainty regarding the officers’ future employment prospects. Payments under this plan are not triggered solely by a change-in-control, but rather by termination of employment (that meets certain conditions specified in the plan) following a change-in-control. The plan does not include a tax gross-up provision and caps the benefits provided under the plan at the limit established under Section 280G of the Internal Revenue Code in order to avoid both the loss of tax deductions and the imposition of the excise tax pursuant to the Internal Revenue Code. The plan also includes a “sunset” provision applicable to the chief executive officer, the chief financial officer, the chief operating officer, and general counsel of the Company such that after five years of service with the Company in that position the amount payable would gradually be reduced from three times compensation to two times compensation at a rate of two-tenths per year (after a total of nine years of service in that position, the amount payable would be two times compensation). As of May 5, 2015, neither Mr. Thompson, Mr. Pierce nor Mr. Larson have reached five years of service with the Company in their current positions and, accordingly, no reduction has been made in the compensation multiple for any of them.
The Income Security Plan remains in effect for current participants until February 9, 2018 (the third anniversary of the Merger), and no other officers or employees will be eligible to become participants in that plan. The Committee has adopted a new Income Security Plan (the “New Change-in-Control Severance Plan”) for any new officers who become eligible to participate in that plan. Similar to the existing Income Security Plan, payments under the New Change-in-Control Severance Plan are not triggered solely by a change-in-control, but rather by a termination of employment (that meets certain conditions specified in the plan) following a change-in-control. After February 9, 2018, any officers who participate in the existing Income

Security Plan will become participants in the New Change-in-Control Severance Plan if they meet the eligibility requirements for participation at that time. The Committee will continue to monitor the plan design against market competitive practices for such plans.
Limited Perquisites
In connection with the Committee’s review of the ATK and Orbital compensation programs, the Committee decided to eliminate most of the Company’s standard executive perquisites, including the perquisite allowance, executive health exams, and an umbrella liability insurance program beginning April 1, 2015. The Committee believes that it continues to deliver a competitive total compensation package to our executives, including limited executive perquisites. The Committee retained the Company’s executive disability insurance benefit.
Perquisites represent a small portion of any executive officer’s total direct compensation — significantly less than 5% of the total. Perquisites paid to our named executive officers are disclosed in the Summary Compensation Table under the “All Other Compensation” column.
Compensation Outside the Standard Program
In certain circumstances, such as hiring a new executive, we may provide compensation outside our standard executive compensation program.
When we offer employment to a new executive, we follow the guidelines in our executive compensation philosophy, unless individual circumstances, combined with competitive market practices, require us to include additional compensation (e.g., signing bonus or special equity grant) to attract and retain the executive talent we need. In general, we do not pay our executives additional compensation for special projects or program results. We believe that we provide a fair and competitive total compensation package to our executives for delivering business results that are expected and subsumed under our pay-for-performance philosophy.
We provided compensation outside of our standard executive compensation program during fiscal year 2015 in the form of transaction and retention bonuses in connection with the Spin-off and the Merger, as described above.
Stock Holding Requirement
Each executive officer is required to retain at least 50% of the net shares (remaining after taxes are withheld) of Orbital ATK common stock acquired as compensation to ensure that executives’ interests and actions are aligned with the interests of Orbital ATK’s stockholders. These shares must be held until the executive leaves the Company or is no longer an executive officer. This approach underscores an ownership mentality for our executives, which is one of the fundamental principles of our executive compensation program.
The Committee annually reviews the holdings of executives to ensure compliance with the stock holding requirement.
No Hedging of Company Stock
The Company has a policy and procedures for transactions in Orbital ATK securities for its directors and Section 16 reporting officers. This policy requires all directors and executive officers of the Company to pre-clear any proposed transactions in Orbital ATK securities, including any hedging or pledging activities. During the last fiscal year, none of the executive officers or directors of the Company made a request to hedge Company securities. In addition, in accordance with Company practice, the Company’s executive officers and directors have provided written representations to the Company that they do not hedge the economic risk of ownership of Company common stock and have not hedged any of their shares of Company stock during the last fiscal year.
Tax Deductibility of Compensation
Section 162(m) of the Internal Revenue Code limits the deductibility of compensation in excess of $1,000,000 paid to certain executive officers, unless such compensation qualifies as “performance-based compensation.” Among other things, in order to be deemed performance-based compensation, the compensation must be based on the achievement of pre-established objective performance criteria and must be pursuant to a plan that has been approved by the Company’s stockholders. It is important for the Company to continue to be able to deduct, for tax purposes, compensation paid to its executive officers. Therefore, the Company has taken such actions under its standard compensation programs as may be necessary under Section 162(m) of the Internal Revenue Code to continue to qualify for available tax deductions related to executive compensation. The Company’s stockholders approved an amendment and restatement of the Alliant Techsystems Inc. 2005 Stock Incentive Plan in 2012 for the purpose, among others, of meeting the requirements of Section 162(m) of the Internal

Revenue Code. The 2005 Stock Incentive Plan was initially approved by ATK’s stockholders in 2005 and other amendments and restatements of the Plan were approved by ATK’s stockholders in 2007, 2009 and 2012. In addition, an amendment and restatement of the Alliant Techsystems Inc. Executive Officer Incentive Plan (a cash incentive plan) was approved by ATK’s stockholders in 2011 for the purpose of meeting the requirements of Section 162(m) of the Internal Revenue Code. The Executive Officer Incentive Plan was initially approved by ATK’s stockholders in 2006. The 2005 Stock Incentive Plan expires on August 1, 2015, and the Company is seeking stockholder approval of a new 2015 Stock Incentive Plan for the purpose, among others, of meeting the requirements of Section 162(m) of the Internal Revenue Code. See “Proposal 3 - Approval of Orbital ATK, Inc. 2015 Stock Incentive Plan” for a description of the Plan.
Compensation decisions for our executive officers were made with consideration of the implications of Section 162(m). While the Committee intends to structure arrangements in a manner that preserves deductibility under Section 162(m), the Committee may decide to pay amounts outside of our stockholder approved plans that are nondeductible if it determines that such payments are consistent with our pay-for-performance philosophy and are in the best interests of the Company. During fiscal year 2015, the conversion of performance shares into restricted stock units resulted in the partial loss of deductibility under Section 162(m) of the previously awarded performance shares.
COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT
The Compensation and Human Resources Committee of the Board of Directors has reviewed and discussed with the Company’s management the Compensation Discussion and Analysis. Based on this review and these discussions with management, the Compensation and Human Resources Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into Orbital ATK’s annual report on Form 10-K.
This report is provided by the Compensation and Human Resources Committee:
Roxanne J. Decyk, Chair
Lennard A. Fisk
Robert M. Hanisee
Tig H. Krekel
Douglas L. Maine
Janice I. Obuchowski

SUMMARY COMPENSATION TABLE
The following table shows the cash and non-cash compensation awarded to or earned by the Chief Executive Officer, Chief Financial Officer, each of our three other most highly compensated executive officers, and the two other individuals who served as Chief Executive Officer and Chief Financial Officer, respectively, during fiscal year 2015. The table also provides information regarding one additional officer who would have been among the three most highly compensated executive officers if he had been employed by the Company on March 31, 2015. For Mr. Thompson and Mr. Pierce (who joined the Company from Orbital Sciences Corporation), the table discloses compensation information only for the period following completion of the Merger on February 9, 2015.

Name and Principal Position	Year (1)	Salary ($)(2)	Bonus ($)(3)	Stock Awards ($)(4)(5)(6)	Option Awards ($)(7)	Non-equity Incentive Plan Compensation ($)(8)(9)(10)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(11)	All Other Compensation ($)(12)	Total ($)
David W. Thompson	FY15	$111,539	$—	$2,072,304	$480,004	$—	$—	$14,187	$2,678,034
President &
Chief Executive Officer
Garrett E. Pierce	FY15	$96,925	$—	$863,330	$200,008	$—	$—	$10,976	$1,171,239
Chief Financial Officer
Blake E. Larson	FY15	$467,659	$286,808	$992,908	$230,009	$465,737	$1,772,466	$125,926	$4,341,513
Chief Operating Officer	FY14	$462,662	$—	$417,867	$99,974	$579,184	$52,164	$66,402	$1,678,253
	FY13	$439,161	$—	$351,870	$87,997	$349,291	$194,864	$48,301	$1,471,484
Michael A. Kahn	FY15	$455,496	$156,435	$496,376	$114,994	$362,484	$379,887	$82,255	$2,047,927
Executive Vice President &	FY14	$450,629	$—	$417,867	$99,974	$473,861	$40,997	$67,230	$1,550,558
President Defense Systems Group	FY13	$425,464	$—	$351,870	$87,997	$342,306	$368,474	$43,367	$1,619,478
Christine A. Wolf	FY15	$413,614	$254,865	$345,332	$80,007	$324,938	$—	$92,776	$1,511,532
Senior Vice President,
Human Resources
Mark W. DeYoung	FY15	$930,072	$—	$—	$—	$—	$870,310	$202,632	$2,003,014
Former President &	FY14	$1,025,000	$—	$3,344,028	$799,972	$2,460,000	$158,862	$274,534	$8,062,396
Chief Executive Officer	FY13	$1,000,000	$—	$3,039,889	$759,992	$1,500,000	$2,380,403	$218,531	$8,898,815
Neal S. Cohen	FY15	$574,873	$—	$—	$—	$—	$—	$7,815,610	$8,390,483
Former Executive Vice President &	FY14	$615,000	$—	$835,866	$199,984	$984,000	$—	$246,819	$2,881,669
Chief Financial Officer	FY13	$600,000	$—	$1,699,826	$299,991	$960,000	$—	$162,807	$3,722,624
Jay Tibbets	FY15	$374,028	$—	$—	$—	$—	$108,488	$2,462,499	$2,945,015
Former Senior Vice President &	FY14	$365,836	$—	$548,897	$132,978	$475,682	$6,055	$56,453	$1,585,901
President Sporting Group

(1)
The years reported are the Company’s fiscal years ended March 31. Mr. Thompson and Mr. Pierce became officers of the Company on February 9, 2015 upon completion of the Merger. Mr. DeYoung left the Company on February 9, 2015 to become the chief executive officer of Vista Outdoor Inc. in connection with the Spin-off. Mr. Cohen and Mr. Tibbets terminated employment with the Company on February 10, 2015 following the Merger.

(2)
Includes amounts, if any, deferred at the direction of the executive officer pursuant to a Company 401(k) Plan or Nonqualified Deferred Compensation Plan. Also includes payments to executive officers for fiscal year 2015 in the amounts specified as follows for vacation sold under the Company’s vacation buy/sell benefit program: Mr. Larson, $8,825; Mr. Kahn, $8,595; and Ms. Wolf, $5,881; and includes payments in the amounts specified as follows for unused accrued vacation payable upon termination of employment: Mr. Cohen, $22,816; and Mr. Tibbets, $25,851.

(3)
The amounts in this column represent the first installment of transaction bonuses paid to executive officers. See the “Compensation Discussion and Analysis” under the subheading “Compensation for the Fiscal Year Ended March 31, 2015 - Transaction and Retention Bonuses” for more information.

(4)
This column shows the aggregate grant date fair value computed in accordance with generally accepted accounting principles in the United States. For fiscal year 2015, the amounts in this column are calculated based on the number of shares awarded multiplied by the closing price of Orbital ATK common stock on the date of grant for restricted stock awards and for the components of the awards of performance shares that are subject to financial performance measures. The fair value of the component of the awards of performance shares subject to a total stockholder return measure is determined by an integrated Monte Carlo simulation model. The amounts that relate to long-term incentive compensation awards of performance shares are calculated at the target payout level. (The amounts do not reflect the actual amounts that may vest or be earned by the executive officers.) The assumptions used in calculating the aggregate grant date fair value of the awards are disclosed in Note 14 to the consolidated financial statements in Orbital ATK's Annual Report on Form 10-K for the fiscal year ended March 31, 2015.

For fiscal year 2015, the value of the restricted stock awards and the target value for the April 1, 2015 - December 31, 2017 performance shares (reflected in above table) for each of the named executive officers are shown separately in the table below:

Name	Restricted Stock	2015 - 2017
Mr. Thompson	$959,983	$1,112,320
Mr. Pierce	$399,933	$463,397
Mr. Larson	$459,959	$532,949
Mr. Kahn	$229,943	$266,433
Ms. Wolf	$159,973	$185,359

The maximum value for the April 1, 2015 - December 31, 2017 performance shares for each of the named executive officers is shown in the table below:

Name	2015 - 2017
Mr. Thompson	$2,224,641
Mr. Pierce	$926,795
Mr. Larson	$1,065,897
Mr. Kahn	$532,865
Ms. Wolf	$370,718

(5)
For fiscal year 2014, the amounts in this column were calculated based on the number of shares awarded multiplied by the closing price of Company common stock on the date of grant for restricted stock awards and for the components of the awards of performance shares that were subject to financial performance measures. The fair value of the component of the awards of performance shares subject to a total stockholder return measure was determined by an integrated Monte Carlo simulation model. The amounts that relate to long-term incentive compensation awards of performance shares were calculated at the target payout level. The performance shares were converted to restricted stock units in connection with the Spin-off. See the “Compensation Discussion and Analysis” under the subheading “Other Actions with Respect to Stock Awards in Connection with the Spin-off - Conversion of Other Outstanding Performance Share Awards to Time-Vesting Restricted Stock Units based on Assumed Achievement at Target Level of Performance” for more information.

For fiscal year 2014, the value of the restricted stock awards and the target value for the fiscal year 2015-2017 performance shares (reflected in above table) for each of the named executive officers are shown separately in the table below:

Name	Restricted Stock	FY 2015 - 2017
Mr. Larson	$149,908	$267,959
Mr. Kahn	$149,908	$267,959
Mr. DeYoung	$1,199,930	$2,144,098
Mr. Cohen	$299,949	$535,917
Mr. Tibbets	$142,439	$254,518

For Mr. Tibbets, the amount shown in the Summary Compensation Table for fiscal year 2014 also reflects an award of restricted stock and performance shares for the fiscal year 2014-2016 performance period that were granted to Mr. Tibbets in connection with his promotion during the fiscal year.  The value of the restricted stock award and the target value for the 2014-2016 performance shares are shown in the table below:

Name	Restricted Stock	Performance Shares (at target)
Mr. Tibbets	$75,970	$75,970

(6)
For fiscal year 2013, the amounts in this column were calculated based on the number of shares awarded multiplied by the closing price of Company common stock on the date of grant for restricted stock awards and awards that were subject to financial performance measures. The amounts that relate to long-term incentive compensation awards of performance shares were calculated at the target payout level. The performance shares were converted to restricted stock units in connection with the Spin-off. See the “Compensation Discussion and Analysis” under the subheading “Other Actions with Respect to Stock Awards in Connection with the Spin-off - Conversion of Other Outstanding Performance Share Awards to Time-Vesting Restricted Stock Units based on Assumed Achievement at Target Level of Performance” for more information.

The value of the restricted stock awards and the target value for the fiscal year 2014-2016 performance shares (reflected in above table) for each of the named executive officers are shown in the table below separately:

Name	Restricted Stock	FY 2014 - 2016
Mr. Larson	$175,935	$175,935
Mr. Kahn	$175,935	$175,935
Mr. DeYoung	$1,519,945	$1,519,945
Mr. Cohen	$1,099,872	$599,954

(7)
The amount in this column shows the aggregate grant date fair value computed in accordance with generally accepted accounting principles in the United States. The amount is based on the fair value of the stock option award as estimated using the Black-Scholes option-pricing model multiplied by the number of shares subject to the option award. The assumptions used to arrive at the Black-Scholes value are disclosed in Note 14 to the consolidated financial statements in Orbital ATK's Annual Report on Form 10-K for the fiscal year ended March 31, 2015.

(8)
For fiscal year 2015, these amounts represent payment of annual incentive compensation for the fiscal year ended March 31, 2015. The annual incentive compensation program and payments are described in the "Compensation Discussion and Analysis" in this proxy statement. Includes amounts, if any, deferred at the direction of the executive officer pursuant to the Alliant Techsystems Inc. 401(k) Plan or Nonqualified Deferred Compensation Plan.

(9)	For fiscal year 2014, these amounts represent payment of annual incentive compensation for the fiscal year ended March 31, 2014.

(10)	For fiscal year 2013, these amounts represent payment of annual incentive compensation for the fiscal year ended March 31, 2013.

(11)
The amounts in this column represent the aggregate change in the actuarial present value of the officer's accumulated retirement benefits under either the Alliant Techsystems Inc. Pension and Retirement Plan or the Alliant Techsystems Inc. Thiokol Pension Plan, and the Alliant Techsystems Inc. Defined Benefit Supplemental Executive Retirement Plan. Ms. Wolf and Mr. Cohen do not participate in defined benefit retirement plans since they were hired after ATK's pension plans were closed to new participants. See the "Pension Benefits" section in this proxy statement for additional information. No above-market or preferential earnings on any nonqualified deferred compensation was paid to the officers during the last fiscal year and, accordingly, no such amounts are reflected above.

(12)
The table below shows the components of this column for fiscal year 2015, which include perquisites, tax gross-ups, and Company matching contributions to the Company's defined contribution plans. The amounts represent the amount paid or accrued by, or the incremental cost to, the Company.

Name	ATK Perquisite Allowance (1)	ATK Dividends (2)	Disability Insurance Premiums	Orbital Life Insurance Premiums	401(k) Plan Contributions	ATK DC SERP Plan Allocations	Orbital Deferred Compensation Contributions	ATK Umbrella Policy	Tax Gross-up (3)	ATK Other Perquisites (4)	Change-in-Control Severance (5)
Mr. Thompson	$—	$—	$180	$241	$2,342	$—	$11,260	$—	$164	$—	$—
Mr. Pierce	$—	$—	$342	$79	$1,962	$—	$8,284	$—	$309	$—	$—
Mr. Larson	$30,000	$5,196	$3,749	$—	$11,826	$34,849	$—	$1,183	$3,139	$35,984	$—
Mr. Kahn	$30,000	$5,047	$3,759	$—	$11,858	$29,577	$—	$1,183	$—	$831	$—
Ms. Wolf	$20,000	$3,884	$4,563	$—	$19,644	$43,502	$—	$1,183	$—	$—	$—
Mr. DeYoung	$41,667	$42,659	$3,524	$—	$6,512	$—	$—	$3,683	$49,867	$54,720	$—
Mr. Cohen	$33,333	$26,511	$4,686	$—	$16,064	$101,430	$—	$1,183	$—	$3,976	$7,628,427
Mr. Tibbets	$25,000	$4,202	$3,728	$—	$9,750	$27,323	$—	$1,183	$—	$1,911	$2,389,402

(1)
The allowance was not a reimbursement for perquisites. Instead, the annual amount was paid in cash in monthly installments. Accordingly, executive officers had the flexibility in determining how to spend their perquisite dollars and were not required to report how the amounts were used. This allowance has been discontinued.

(2)	This amount represents cash dividend payments made to the named executive officers on unvested restricted stock awards.

(3)
The amounts shown for Mr. Thompson and Mr. Pierce reflect tax gross-up payments related to the reimbursement of executive long-term disability premiums. For Mr. Pierce, the amount also includes a $148 tax gross-up payment related to the reimbursement of supplemental disability premiums. The amount shown for Mr. Larson is for taxes related to relocation expenses. The amount shown for Mr. DeYoung is for taxes related to the reimbursement of commuting expenses.

(4)
The amount for Mr. DeYoung includes $46,401 for reimbursement of commuting expenses, including air and ground transportation, lodging and meals. The amount for Mr. Larson includes $35,062 for reimbursement of relocation expenses. The remaining amounts in this column consist of costs for executive annual physical examinations, entertainment related to business events, gifts and spousal travel and meals for work-related functions. No amounts are shown for Mr. Thompson and Mr. Pierce because the aggregate of all perquisites provided for each of them did not exceed $10,000.

(5)
The amount for Mr. Cohen in this column represents payments upon termination of employment following the Merger, which was a change in control of the Company under the terms of the Company’s Income Security Plan as follows: a cash payment in the aggregate amount of $4,143,901 (which consists of $4,028,709 for severance, $39,417 for health and welfare benefits, $35,775 for 401(k) Plan contributions, and $40,000 for perquisites): $3,153,175 representing the value of vested restricted stock and restricted stock unit awards; and $331,353 for the additional DC SERP benefits payable February 1, 2016. The amount for Mr. Tibbets in this column represents payments upon termination of employment following the Merger, which was a change in control of the Company under the terms of the Company’s Income Security Plan as follows: a cash payment in the aggregate amount of $1,623,679 (which consists of $1,543,551for severance, $26,278 for health and welfare benefits, $23,850 for 401(k) Plan contributions, and $30,000 for perquisites; $632,749 representing the value of vested restricted stock and restricted stock unit awards; and $132,975 for the additional DB SERP and DC SERP benefits payable February 1, 2016. The terms of the Income Security Plan are described in this proxy statement under the heading “Potential Payments Upon Termination or Change in Control - Potential Payments Upon Termination Following a Change in Control.”

GRANTS OF PLAN-BASED AWARDS
The following table summarizes the grants of equity and non-equity plan-based awards made to the executive officers named in the Summary Compensation Table during the fiscal year ended March 31, 2015. The non-equity awards were granted under our amended and restated Executive Officer Incentive Plan, which was approved by stockholders in 2011, and the equity awards were granted under our amended and restated 2005 Stock Incentive Plan, which was approved by stockholders in 2012.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)		Grant Date Fair Value of Stock and Option Awards ($)(7)
											Exercise or Base Price of Option Awards ($/Share)
Name	Grant Date (1)	Incentive Award Type	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)(2)	Target (#)	Maximum (#)
David W. Thompson	3/10/2015	Annual (3)	$393,750	$1,050,000	$1,680,000
	3/10/2015	Long-Term Stock (4)				3,330	13,322	26,644				$1,112,320
	3/10/2015	Restricted Stock (5)							13,322			$959,983
	3/10/2015	Stock Options (6)								23,392	$72.06	$480,004

Garrett E. Pierce	3/10/2015	Annual (3)	$222,750	$594,000	$950,400
	3/10/2015	Long-Term Stock (4)				1,387	5,550	11,100				$463,397
	3/10/2015	Restricted Stock (5)							5,550			$399,933
	3/10/2015	Stock Options (6)								9,747	$72.06	$200,008

Blake E. Larson	3/10/2015	Annual (3)	$212,625	$567,000	$907,200
	3/10/2015	Long-Term Stock (4)				1,595	6,383	12,766				$532,949
	3/10/2015	Restricted Stock (5)							6,383			$459,959
	3/10/2015	Stock Options (6)								11,209	$72.06	$230,009
	9/11/2014	Transaction Bonus (8)		$573,615

Michael A. Kahn	3/10/2015	Annual (3)	$153,000	$408,000	$652,800
	3/10/2015	Long-Term Stock (4)				797	3,191	6,382				$266,433
	3/10/2015	Restricted Stock (5)							3,191			$229,943
	3/10/2015	Stock Options (6)								5,604	$72.06	$114,994
	9/11/2014	Transaction Bonus (9)		$156,435

Christine A. Wolf	3/10/2015	Annual (3)	$102,375	$273,000	$436,800
	3/10/2015	Long-Term Stock (4)				555	2,220	4,440				$185,359
	3/10/2015	Restricted Stock (5)							2,220			$159,973
	3/10/2015	Stock Options (6)								3,899	$72.06	$80,007
	9/11/2014	Transaction Bonus (8)		$509,729

Mark W. DeYoung		Not Applicable

Neal S. Cohen		Not Applicable

Jay Tibbets		Not Applicable

(1)
The grant date is the date the Compensation and Human Resources Committee of the Board of Directors met and approved the awards. The transaction bonuses were approved by unanimous written consent of the Compensation and Human Resources Committee on the date shown.

(2)
The amount assumes that the threshold level of performance is achieved for each of the three metrics of the long-term incentive award for the three fiscal-year performance period beginning April 1, 2015 and ending December 31, 2017. The three performance metrics and their respective weightings are described above in the "Compensation Discussion and Analysis" under the subheading "Incentive Compensation Decisions for the Fiscal Period Beginning April 1, 2015 and Ending December 31, 2015--Long-Term Incentive Compensation."

(3)
The amounts for each officer reflect the potential cash payout for the annual incentive program for the fiscal period beginning on April 1, 2015 and ending on December 31, 2015 if all performance measures are satisfied at the applicable level. The payout will be determined after the fiscal period ending December 31, 2015. The material terms of the award are described above in the "Compensation Discussion and Analysis" under the subheading "Incentive Compensation

Decisions for the Fiscal Period Beginning April 1, 2015 and Ending December 31, 2015--Annual Incentive Compensation."

(4)
Each column in this row shows the number of shares of common stock that may be paid out for the three fiscal-year performance period beginning April 1, 2015 and ending December 31, 2017 if all performance metrics are satisfied at the applicable level. The payout will be determined after the fiscal year ending December 31, 2017. The material terms of the award are described above in the "Compensation Discussion and Analysis" under the subheading "Incentive Compensation Decisions for the Fiscal Year Beginning April 1, 2015 and Ending December 31, 2015--Long-Term Incentive Compensation."

(5)
The number of shares of restricted stock shown in this row represents the actual number of shares of restricted stock granted to the named executive officers on March 10, 2015. All shares of restricted stock shown in this row vest in three equal annual installments beginning on the first anniversary of the grant date.

The shares of restricted stock shown in this row may also vest upon death, disability, involuntary layoff (provided that at least one year has elapsed from the award date) or a qualifying termination of employment following a change in control of the Company. Dividends are payable on the shares at the same rate as dividends paid on all outstanding shares of Orbital ATK common stock.

(6)
The number of stock options shown in this row represents the actual number of options granted to the named executive officers on March 10, 2015. The option exercise price is the closing sale price of a share of Orbital ATK common stock on the New York Stock Exchange on the date of grant. The stock options vest in three equal annual installments starting on the first anniversary of the grant date. The options may also vest in the event of a qualifying termination of employment following a change in control of the Company.

(7)
This column shows the full grant date fair value of the equity awards under FASB ASC Topic 718. Generally, for the long-term stock incentive awards relating to performance metrics, the full grant date fair value is the amount the Company could expense in its financial statements over the awards' performance period assuming performance is achieved at the target level for each of the three performance metrics. Assumptions made in the calculations of these amounts may be found in Note 14 to the audited financial statements in Orbital ATK's Annual Report on Form 10-K for the fiscal year ended March 31, 2015.

(8)
The transaction and retention bonuses are payable in two equal installments as soon as practicable following the closing of the Spin-off and the Merger and on the first anniversary of the closing date of the Spin-off and Merger. The first installment became payable on February 9, 2015 and the second installment will be payable on February 9, 2016, subject to the officer’s continued employment through that date. The transaction and retention bonuses are described above in the "Compensation Discussion and Analysis" under the subheading "Compensation for the Fiscal Year Ended March 31, 2015-Transaction and Retention Bonuses."

(9)
Mr. Kahn’s transaction and retention bonus became payable in full upon the closing of the Merger on February 9, 2015, subject to Mr. Kahn’s continued employment through that date. The transaction and retention bonuses are described above in the "Compensation Discussion and Analysis" under the subheading "Compensation for the Fiscal Year Ended March 31, 2015-Transaction and Retention Bonuses."

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table shows the unexercised stock options, restricted stock and restricted stock units not vested and performance share awards not earned as of March 31, 2015 by the executive officers named in the Summary Compensation Table.

	Option Awards						Stock Awards
Name	Grant Date (1)	Number of Securities Underlying Unexercised Options (#) Exercisable (2)	Number of Securities Underlying Unexercised Options (#) Unexercisable (2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)(3)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)(5)	Market Value of Shares or Units of Stock That Have Not Vested ($)(6)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(7)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(6)(7)
David W. Thompson	7/25/2012						5,980	$458,247
	7/25/2013						17,942	$1,374,895
	7/21/2014						20,205	$1,548,309
	7/21/2014						6,735	$516,103
	3/10/2015	—	23,392	—	$72.06	3/10/2025	13,322	$1,020,865	13,322	(6)	$1,020,865

Garrett E. Pierce	7/25/2012						2,990	$229,124
	7/25/2013						11,961	$916,571
	7/21/2014						13,470	$1,032,206
	7/21/2014						5,612	$430,048
	3/10/2015	—	9,747	—	$72.06	3/10/2025	5,550	$425,297	5,550	(6)	$425,297

Blake E. Larson	9/8/2008	5,000	—	—	$48.83	9/8/2015	—	$—	—		$—
	3/6/2012	7,597	—	—	$26.25	3/6/2022	—	$—	—		$—
	3/5/2013	4,062	2,032	—	$30.40	3/5/2023	6,678	$511,735	—		$—
	3/11/2014	921	1,843	—	$61.65	3/11/2024	4,803	$368,054	—		$—
	3/10/2015	—	11,209		$72.06	3/10/2025	6,383	$489,129	6,383	(6)	$489,129

Michael A. Kahn	3/6/2012	6,822	—	—	$26.25	3/6/2022	—	$—	—		$—
	3/5/2013	4,062	2,032	—	$30.40	3/5/2023	6,678	$511,735	—		$—
	3/11/2014	921	1,843	—	$61.65	3/11/2024	4,803	$368,054	—		$—
	3/10/2015	—	5,604	—	$72.06	3/10/2025	3,191	$244,526	3,191	(6)	$244,526

Christine A. Wolf	3/6/2012	5,039	—	—	$26.25	3/6/2022	—	$—	—		$—
	3/5/2013	3,322	1,664	—	$30.40	3/5/2023	2,919	$223,683	—		$—
	3/11/2014	663	1,327	—	$61.65	3/11/2024	1,889	$144,754	—		$—
	3/10/2015	—	3,899	—	$72.06	3/10/2025	2,220	$170,119	2,220	(6)	$170,119

Mark W. DeYoung	3/6/2012	58,915	—	—	$26.25	3/6/2022	—	$—	—		$—
	3/5/2013	35,086	17,545	—	$30.40	3/5/2023	23,110	$1,770,919	—		$—
	3/11/2014	7,372	14,745	—	$61.65	3/11/2024	14,995	$1,149,067	—		$—

Neal S. Cohen	3/6/2012	23,256	—	—	$26.25	2/10/2018	—	$—	—		$—
	3/5/2013	20,775	—	—	$30.40	2/10/2018	—	$—	—		$—
	3/11/2014	5,529	—	—	$61.65	2/10/2018	—	$—	—		$—

Jay Tibbets	3/6/2012	3,876	—	—	$26.25	2/10/2018	—	$—	—		$—
	3/5/2013	3,462	—	—	$30.40	2/10/2018	—	$—	—		$—
	7/31/2013	1,652	—	—	$43.04	2/10/2018	—	$—	—		$—
	3/11/2014	2,626	—	—	$61.65	2/10/2018	—	$—	—		$—

(1)	For a better understanding of this table, we have included an additional column showing the grant dates of stock options, restricted stock and performance share awards.

(2)
Stock options granted in 2008 vested on the third anniversary of the grant date. Stock options granted in 2012, 2013, 2014 and 2015 vest in three equal annual installments beginning on the first anniversary of the grant date.

(3)
The stock option exercise price for each option granted prior to 2015 was adjusted on February 9, 2015 in connection with the Spin-off to reflect the allocation of the value of Orbital ATK common stock and Vista Outdoor common stock in relation to the original ATK stock option exercise price. The adjustment to the exercise prices is described above in the "Compensation Discussion and Analysis" under the subheading "Other Actions with Respect to Stock Awards in Connection with the Spin-off-Equitable Adjustments to Stock Options."

(4)
The amounts shown for the grants to Mr. Thompson and Mr. Pierce are for time-vesting restricted stock units granted to Mr. Thompson and Mr. Pierce by Orbital prior to the Merger and assumed by the Company in connection with the Merger. The restricted stock units will be settled in shares of Orbital ATK common stock on a one-for-one basis, subject to the officer’s continued employment with the Company through the applicable vesting date. Grants made on July 25, 2012 are for restricted stock units that will vest on July 25, 2015. Grants made on July 25, 2013 will vest in two equal installments on July 25, 2015 and July 25, 2016. Grants made on July 21, 2014 will vest in three equal annual installments beginning on July 21, 2015. In addition, Orbital made special restricted stock unit grants on July 21, 2015, one-half of which vested one day following the closing of the Merger and the remainder of which will vest on the one-year anniversary of that date. All restricted stock units also will vest in full in the event of the officer’s death or disability.

(5)
The amounts shown for the grants made on March 5, 2013 and March 11, 2014 include restricted stock units that vest on March 31, 2016 and March 31, 2017, respectively, and restricted stock awards that vest in three equal annual installments beginning on the first anniversary of the grant date. The restricted stock units were previously reported by the Company as performance share awards at the target level of performance. In connection with the Spin-off, the performance share awards converted to time-vesting restricted stock units based on the target level of payout for each performance period. For Mr. Larson and Mr. Kahn, the target number of shares was adjusted to reflect the value of both Orbital ATK common stock and Vista Outdoor common stock upon the Spin-off and the Merger. For Ms. Wolf and Mr. DeYoung, the number of restricted stock units shown corresponds to the number of performance share awards previously reported at the target level of performance; however, these executive officers also received two restricted stock units of Vista Outdoor common stock for each Orbital ATK restricted stock unit (based on the distribution ratio in the Spin-off). The conversion of the performance share awards and the terms of the restricted stock units are described above in the "Compensation Discussion and Analysis" under the subheading "Other Actions with Respect to Stock Awards in Connection with the Spin-off-Conversion of Other Outstanding Performance Share Awards to Time-Vesting Restricted Stock Units based on Assumed Achievement at Target Level of Performance."

For the March 5, 2013 grants, the number of restricted stock units and the number of shares subject to restricted stock awards for each of the named executive officers are shown separately in the table below:

Name	Restricted Stock Units	Restricted Stock Awards
Mr. Larson	5,786	892
Mr. Kahn	5,786	892
Ms. Wolf	2,189	730
Mr. DeYoung	23,110	0

For the March 11, 2014 grants, the number of restricted stock units and the number of shares subject to restricted stock awards for each of the named executive officers are shown separately in the table below:

Name	Restricted Stock Units	Restricted Stock Awards
Mr. Larson	4,053	750
Mr. Kahn	4,053	750
Ms. Wolf	1,349	540
Mr. DeYoung	14,995	0

The amounts shown for the grants made on March 10, 2015 are for restricted stock awards that vest in three equal annual installments beginning on the first anniversary of the grant date.

(6)
The amounts in this column were calculated using a per share value of $76.63, the closing price of Company common stock as reported on the NYSE on March 31, 2015, the last trading day of the fiscal year.

(7)
The amounts shown reflect the payout of the performance shares based on achievement at the target level of performance. The vesting and payout of any performance shares for the performance period ending on December 31, 2017 will be determined after the fiscal year ending December 31, 2017, based on the actual achievement of specified performance goals. These shares correspond to a long-term incentive award relating to performance growth measures (total stockholder return, absolute earnings per share growth, and absolute revenue growth) for the period of April 1, 2015 through December 31, 2017.

OPTION EXERCISES AND STOCK VESTED
The following table provides information for the executive officers named in the Summary Compensation Table regarding the exercise of stock options and the vesting of restricted stock and restricted stock units during the fiscal year ended March 31, 2015.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)(2)	Value Realized on Vesting ($)(1)(2)
David W. Thompson			6,735	$416,290
Garrett E. Pierce			5,612	$346,878
Blake E. Larson			8,111	$603,470
Michael A. Kahn			7,414	$550,975
Christine A. Wolf			5,541	$411,317
Mark W. DeYoung			77,489	$5,635,555
Neal S. Cohen			51,014	$3,153,175
Jay Tibbets			10,509	$668,090

(1)
Includes the vesting of restricted stock and restricted stock units. Value realized was determined by multiplying the number of vested shares or units by the closing market price of the Company’s common stock on the date of vesting. If the vesting date fell on a weekend or holiday, the closing market price of the common stock on the business day immediately preceding the vesting date was used to determine the value realized.

(2)
The Compensation and Human Resources Committee annually grants shares of restricted stock as a component of long-term incentive compensation, which shares vest in three equal annual installments beginning on the first anniversary of the grant date. The shares vested also include installments of restricted stock awards that the Committee granted in previous fiscal years to Mr. Cohen in connection with commencement of employment and Mr. Tibbets in connection with his promotion.

(3)	The number of shares of restricted stock and restricted stock units that vested for each of the officers is as follows:

Name	Vesting Date	Number of Shares
Mr. Thompson	2/10/2015(1)	6,735
Mr. Pierce	2/10/2015(1)	5,612
Mr. Larson	3/5/2015	892
	3/6/2015	1,151
	3/11/2015	374
	3/31/2015(1)	5,694
Mr. Kahn	3/5/2015	892
	3/6/2015	1,035
	3/11/2015	374
	3/31/2015(1)	5,113
Ms. Wolf	3/5/2015	730
	3/6/2015	765
	3/11/2015	269
	3/31/2015(1)	3,777
Mr. DeYoung	2/9/2015	24,330
	3/11/2015	8,997
	3/31/2015(1)	44,162
Mr. Cohen	2/10/2015(2)	51,014
Mr. Tibbets	7/31/2014	272
	2/10/2015(2)	10,237

Upon vesting of each award, the Company withheld shares of Company common stock from each officer having a value equal to the applicable tax withholding requirement.

(1)
The restricted stock units that vested on February 10, 2015 were granted to each of Mr. Thompson and Mr. Pierce by Orbital and were assumed by Orbital ATK in the Merger. The restricted stock units that vested for the other executive officers were previously reported as performance shares (relating to the fiscal year 2015-2017 performance period) that converted to restricted stock units upon the Spin-off, as described above in the Compensation Discussion and Analysis" under the subheading "Compensation for the Fiscal Year Ended March 31, 2015-Long-Term Incentive Compensation Payouts for Fiscal Year 2013-2015 Performance Period."

(2)
All outstanding restricted stock awards and restricted stock units for Mr. Cohen and Mr. Tibbets vested on February 10, 2015 upon their termination of employment with the Company following the Merger, in accordance with the terms of the applicable award agreements and the Company’s Income Security Plan (change-in-control severance plan).

PENSION BENEFITS
The pension benefits detailed below describe plans covering applicable named executive officers who were employed with the Company prior to the Merger. Orbital ATK maintains two tax-qualified defined benefit retirement plans covering a majority of our legacy ATK employees and which are funded by employer contributions. These plans were closed to new participants as of January 1, 2007 (and at later dates for certain employees covered by collective bargaining agreements). Of the six named executive officers who were employed by ATK prior to the Merger, only four of them were participants in a legacy ATK defined benefit plan during the fiscal year ended March 31, 2015 because they were hired before January 1, 2007: Mr. Larson, Mr. Kahn, Mr. DeYoung and Mr. Tibbets. Their benefits are described below. The two named executive officers who were Orbital employees prior to the Merger, Mr. Thompson and Mr. Pierce, are not entitled to receive benefits under a defined benefit plan.
The four named executive officers who do not participate in a defined benefit plan (Mr. Thompson, Mr. Pierce, Ms. Wolf and Mr. Cohen) instead participate in a legacy ATK or Orbital defined contribution plan. The Company’s contributions for these named executive officers, as well as certain contributions for the other named executive officers, under these defined contribution plans are included in the Summary Compensation Table under the column “All Other Compensation.”

The Internal Revenue Code limits the benefits that may be paid from our tax-qualified plans. The Alliant Techsystems Inc. Defined Benefit Supplemental Executive Retirement Plan (the “DB SERP”) was established to provide benefits for highly compensated employees whose tax-qualified defined benefit plan benefits are reduced by certain IRS limits or by their participation in the ATK Nonqualified Deferred Compensation Plan. A grantor trust was established under which certain funds have been set aside to satisfy some of the obligations under the DB SERP. If the funds in the trust are insufficient to pay amounts payable under the DB SERP, the Company will pay the deficiency. Mr. Larson, Mr. Kahn, Mr. DeYoung and Mr. Tibbets participate in the DB SERP. The Company also sponsors the Alliant Techsystems Inc. Defined Contribution Supplemental Executive Retirement Plan (the “DC SERP”). All of the named executive officers who were employees of the Company prior to the Merger participated in the Alliant Techsystems Inc. Defined Contribution Supplemental Executive Retirement Plan (the “DC SERP”) during the fiscal year ended March 31, 2015. Since Ms. Wolf and Mr. Cohen did not participate in the DB SERP, they were eligible for an additional allocation under the DC SERP. Amounts allocated by the Company under the DC SERP are included in the Summary Compensation Table under the column “All Other Compensation” and are also shown in the table under the heading “Nonqualified Deferred Compensation” in this proxy statement.
ATK Retirement Plan and Thiokol Pension Plan
Due to acquisitions and benefit plan mergers, the ATK Retirement Plan and the Thiokol Pension Plan contain various benefit formulas that apply to certain groups of employees. The benefit formulas that applied prior to July 1, 2013 to the four named executive officers who were participants in a defined benefit plan were the following:

•	Mr. Larson - the old Cash Balance formula under the ATK Retirement Plan,

•	Mr. Kahn - the Thiokol Pension Plan formula under the Thiokol Pension Plan,

•	Mr. DeYoung - the Aerospace Pension Plan formula under the ATK Retirement Plan, and

•	Mr. Tibbets - the Pension Equity Plan formula under the ATK Retirement Plan.

Since July 1, 2013, the pension benefit is calculated in two pieces: the benefit earned as of June 30, 2013 under the prior formula and the benefit earned under a new Cash Balance formula for service and earnings beginning July 1, 2013. Mr. Larson, Mr. Kahn, Mr. DeYoung and Mr. Tibbets all began earning benefits under the new Cash Balance formula effective July 1, 2013.
Each portion of the pension benefit will be payable separately. Different payment forms and commencement dates may be elected for the different pieces of the benefit. The elements of compensation used in applying the various payment and benefit formulas generally include base salary plus annual incentive payments (actually paid through the month of termination of employment, or June 30, 2013, in the case of benefits under the frozen formulas), up to the applicable IRS maximum compensation limit. Historically, employees were vested after five years of vesting service. On January 1, 2008, vesting under the Pension Equity Plan formula and old Cash Balance formula changed to three years of vesting service. Effective July 1, 2013, all impacted employees who transitioned to the new Cash Balance formula became 100% vested in their entire pension benefit regardless of their years of vesting service. All of the named executive officers who participated in a defined benefit plan during the fiscal year ended March 31, 2015 are vested in their respective ATK Retirement Plan or Thiokol Pension Plan benefits.
The normal retirement age for the plan is defined in the ATK Retirement Plan as age 65. The normal retirement age is defined in the Thiokol Pension Plan as age 67.
New Cash Balance Formula - Effective for All Participants as of July 1, 2013
Effective July 1, 2013, the pension plan formulas were amended to provide benefits based on a new Cash Balance formula. The new Cash Balance formula provides pay and interest credits to all eligible participants. The pay credit is based on a percentage of eligible earnings received after July 1, 2013. The pay credit percentage is based on age and Pension Service (measured in whole years) at the end of each calendar year.

Age plus Years of Pension Service	Percentage of Eligible Pay
Less than 40	2.5%
From 40 to 59	3.0%
60 or more	4.0%

Cash Balance accounts are credited annually with pay and interest credits. The annual interest crediting rate is 4% and applies to the beginning of year account balance. Interest credits after termination continue to apply until benefit commencement date.
After termination of employment, a participant's vested account balance may be distributed immediately to a participant regardless of age in a variety of actuarially equivalent monthly annuity payment forms or as a lump sum payment. The interest rate and mortality table used to convert the cash balance account to a monthly annuity are based on the IRS prescribed assumptions for lump sum benefits (Section 417(e) of the Internal Revenue Code) in effect at the time the benefit commences.
Defined Benefit Plan Formulas Prior to July 1, 2013
Old Cash Balance Formula (Mr. Larson)
Effective April 1, 1992, the pension plan formula then in effect was amended to provide benefits based upon a Cash Balance formula (referred to as the “old” Cash Balance formula). The old Cash Balance formula continues to apply to employees who were participants in the pension plan as of April 1, 1992, or were hired after April 1, 1992 and not covered by one of the subsequently acquired plan formulas, but who had at least 15 years of credited service as of December 31, 2003. Effective June 30, 2013, pay credits under this old cash balance formula ended. Mr. Larson’s initial cash balance account was equal to the lump sum value as of April 1, 1992 of his accrued benefit under the prior pension plan formula at that time. Mr. Larson’s cash balance account was credited monthly with a percentage of pension earnings that increased with length of service as follows:

Years of Service	Percentage of Pension Earnings	Additional Percentage for Earnings in Excess of Social Security Wage Base
Less than 5	3.5%	3.5%
5 to 9	4.5%	4.5%
10 to 14	5.5%	5.5%
15 to 19	6.5%	5.5%
20 to 24	7.5%	5.5%
25 or more	8.5%	5.5%
The pay credits applied to the old cash balance accounts ended on June 30, 2013. The account balances continue to be credited monthly with interest credits equal to one-twelfth of the average one-year U.S. Treasury Bill rate during the 12 months ending September 30 of the prior calendar year. The minimum annual interest crediting rate is 3.06%. For calendar year 2015, the crediting rate is 3.06%.
The old Cash Balance formula benefit (frozen as of June 30, 2013) is not less than the lump sum equivalent of a monthly benefit of $47.50 multiplied by years of credited service as of June 30, 2013 payable at age 65.
At retirement, which may occur at or after age 55, a participant’s vested old Cash Balance account may be payable as a monthly annuity or an annuity with a lump sum payment at age 62 or, if commencement of benefits occurs at or after age 62, as an optional lump sum payment. The interest rate and mortality table used to convert the old cash balance account to a monthly annuity are based on the IRS prescribed assumptions for lump sum benefits (Section 417(e) of the Internal Revenue Code) in effect at the time the benefit commences. Participants who terminate employment before age 55 may receive a lump sum payment at age 65.
Thiokol Pension Plan Formula (Mr. Kahn)
The Thiokol Pension Plan formula covers employees who had at least 15 years of credited service as of December 31, 2003 and who joined the Company in connection with the acquisition of Thiokol from Alcoa or began employment in a location offering this formula.

The Thiokol Pension Plan provides an annuity benefit determined based on final average earnings and the participant’s years of credited service. Effective June 30, 2013, benefit accruals under this formula were frozen for the impacted participants. The frozen benefit is equal to:

•	1.23% of final average earnings multiplied by years of credited service; plus

•	0.75% of final average earnings in excess of social security covered compensation, multiplied by years of credited service (up to a maximum of 35 years).
Final average earnings, social security covered compensation and credited service are all frozen as of June 30, 2013. Final average earnings as of June 30, 2013 will be determined as the greater of the final average earnings determined as of December 31, 2012 (using actual calendar year earnings) or the amount determined using actual earnings for the 60-month period from July 1, 2008 to June 30, 2013.
Benefits are paid in a variety of actuarially equivalent monthly annuity options at retirement.
Participants with at least five years of credited service may retire early with a reduced benefit on or after age 55. The benefits of participants electing early retirement are reduced according to plan factors for benefit commencement prior to age 67 (6.67% for each of the first five years, 3.33% for each of the next five years, 4.13% for the next year, and 3.74% for the year after that). As it relates to the frozen benefit, service with the Company after July 1, 2013 will be included when determining eligibility for early retirement.
Aerospace Pension Plan Formula (Mr. DeYoung)
The Aerospace Pension Plan formula covers employees who had at least 15 years of credited service as of December 31, 2003 and who joined the Company in connection with the acquisition of Hercules Aerospace Company from Hercules Incorporated or began employment in a location offering this formula. This formula contains provisions similar to those of the Hercules plan that covered the Hercules location employees prior to the acquisition.
The Aerospace Pension Plan provides an annuity benefit determined based on final average earnings and the participant’s years of credited service. Effective June 30, 2013, benefit accruals under this formula were frozen for the impacted participants. The frozen benefit is equal to:

•
1.2% of final average earnings up to one-half of the social security wage base (as in effect for the 12 months prior to July 1, 2013), plus 1.6% of final average earnings in excess of one-half of the social security wage base (as in effect for the 12 months prior to July 1, 2013),

•	multiplied by years of credited service.
Final average earnings, the social security wage base and credited service are all frozen as of June 30, 2013. Final average earnings is equal to the average of the highest 60 consecutive months out of the last 120 months of earnings as of June 30, 2013. The social security wage base as in effect for the 12 months prior to July 1, 2013 is $111,900.
Benefits are paid in a variety of actuarially equivalent monthly annuity options at retirement. Additionally, participants eligible for early retirement may elect to receive 51% of their benefit in a lump sum payment.
Participants with at least 10 years of credited service may retire at age 60 with no reduction in their age 65 frozen benefit, and with a reduced frozen benefit on or after age 55. The benefits of participants electing early retirement are reduced 5% for each year that retirement precedes the age at which they are entitled to an unreduced benefit, except that this reduction percentage is decreased for each year of credited service in excess of 30 years. As it relates to the frozen benefit, service with the Company after July 1, 2013 will be included when determining eligibility for early retirement.
Pension Equity Plan Formula (Mr. Tibbets)
The Company adopted the Pension Equity Plan (“PEP”) formula effective January 1, 2004 for new employees and existing employees who had fewer than 15 years of credited service as of December 31, 2003. Effective June 30, 2013, benefit accruals under this formula were frozen for the impacted participants. The frozen PEP formula calculates benefits as a lump sum amount equal to:

•	5.5% of final average earnings up to one-half of the social security wage base, plus 11% of final average earnings in excess of one-half of the social security wage base

•	multiplied by years of credited service.
Final average earnings, the social security wage base and credited service are all frozen as of June 30, 2013. Final average earnings is equal to the average of the highest 60 consecutive months out of the last 120 months of earnings as of June 30, 2013. The social security wage base as of June 30, 2013 was $113,700.
This frozen PEP lump sum amount is increased on a monthly basis by interest at a rate of 4% (compounded annually) until the participant’s elected benefit commencement date.
Additionally, for employees who were participants in the ATK Retirement Plan prior to January 1, 2004, the PEP benefit is not less than the benefit computed based on the prior plan formula accrued through December 31, 2003, plus the PEP formula for service and earnings beginning January 1, 2004 and ending June 30, 2013.
Upon termination of employment, the Pension Equity Plan permits immediate distribution of the vested benefit to any participant regardless of age in a variety of actuarially equivalent monthly annuity payment forms or as a lump sum payment. The interest rate and mortality table used to convert the lump sum to a monthly annuity are based on the IRS prescribed assumptions for lump sum benefits (Section 417(e) of the Internal Revenue Code) in effect at the time the benefit commences.
Defined Benefit Supplemental Executive Retirement Plan
The DB SERP provides benefits for highly compensated employees whose tax-qualified defined benefit plan benefits are reduced by certain IRS limits or by their participation in the ATK Nonqualified Deferred Compensation Plan. The IRS annual salary limitation (Section 401(a)(17) of the Internal Revenue Code) and certain other IRS requirements restrict pension benefits from tax-qualified pension plans for certain highly compensated employees. The DB SERP is designed to offset these limitations.
The applicable benefits from the DB SERP are generally based on the same benefit formula and provisions as the underlying qualified plan formula that applies to the participant. Effective July 1, 2013, the benefit formula for future accruals under the DB SERP changed to the new Cash Balance formula. The DB SERP benefit after July 1, 2013 consists of the frozen SERP benefit earned under the prior formula as of June 30, 2013 and the SERP benefit earned under the new Cash Balance formula after that date. The DB SERP benefits are paid in a lump sum the later of six months or February 1 following the calendar year of termination of employment or separation of service (as defined by Section 409A of the Internal Revenue Code), including interest (at the greater of 6% or the rate specified in the qualified pension plan for determining lump sum payments) from the first day of the month following termination to the actual payment date. The DB SERP benefit is converted to a lump sum payment based on an annual interest rate that is the greater of 6% or the rate specified in the qualified pension plan for determining lump sum payments, except for formulas which already determine the benefit as a lump sum amount.
Employees vest in the DB SERP benefits at the same time their benefits vest under the qualified pension plan.
The DB SERP provides certain executives covered by the old Cash Balance formula with the right to receive a benefit based on the greater of the PEP formula or the old Cash Balance formula through June 30, 2013 provided they remain employed until at least age 55 and receive a benefit under the new Cash Balance formula in effect July 1, 2013. This provision applies to Mr. Larson since he has attained age 55 and is reflected in the table below. The amount of the additional benefit (if any) depends on actual pension earnings and actual cash balance interest credits through the date of determination.

Pension Benefits
The following table provides information concerning each defined benefit plan of the Company that provides for payments or benefits to any of the named executive officers.

Name	Plan Name	Number of Years Pension Service (1)	Present Value of Accumulated Benefits ($)	Payments During Last Fiscal Year ($)
Blake E. Larson	ATK Retirement Plan	33.750	582,140	$0
	ATK DB SERP	33.750	2,346,819	$0
Michael A. Kahn	Thiokol Pension Plan	26.417	922,722	$0
	ATK DB SERP	26.417	1,557,812	$0
Mark. W. DeYoung	ATK Retirement Plan	30.167	1,472,285	$0
	ATK DB SERP	30.167	8,331,043	$0
Jay Tibbets	ATK Retirement Plan	15.083	361,011	$0
	ATK DB SERP	15.083	390,605	$0

(1)
Pension Service is determined in years and months as of March 31, 2015. For the fiscal year ended March 31, 2015, Mr. DeYoung, who left the Company on February 9, 2015 to become an officer of Vista Outdoor Inc., and Mr. Tibbets, who terminated employment on February 10, 2015, received 11 months of Pension Service. Participants in the legacy ATK defined benefit pension plans who left the Company on February 9, 2015 to become employees of Vista Outdoor Inc. (the Company’s former subsidiary, which was spun off on that date) no longer accrue benefits under these plans.

Assumptions
The “Present Value of Accumulated Benefits” is based on the same assumptions as those used for the valuation of the plan liabilities in Orbital ATK’s Annual Report on Form 10-K for the fiscal year ended March 31, 2015. The assumptions made in the calculations of these amounts may be found in Note 10 to the audited financial statements in Orbital ATK’s Form 10-K.
The old Cash Balance formula benefits are projected from the current account value to age 65 assuming that the interest crediting rate is 3.5% for years after 2015. Retirement age is assumed to be age 65, except for Mr. DeYoung’s and Mr. Kahn’s benefits. For Mr. DeYoung, age 60 is used since this is the unreduced retirement age for the Aerospace Pension Plan formula which makes up the majority of his pension benefits. For Mr. Kahn, age 67 is used since this is the unreduced retirement age for the Thiokol Pension Plan formula. The assumption is made that there is no probability of pre-retirement death or termination by any other cause.
All SERP benefits are assumed to be paid as a lump sum in accordance with the plan document.
“Pension Service” includes only service with the Company (or certain acquired employers). In general, the Company does not grant extra years of pension service.

NONQUALIFIED DEFERRED COMPENSATION
The following table provides information for the executive officers named in the Summary Compensation Table regarding contributions, earnings, distributions and year-end account balances with respect to the contributions to the ATK Defined Contribution Supplemental Executive Retirement Plan (the "DC SERP"), the ATK Nonqualified Deferred Compensation Plan (the “ATK Deferred Compensation Plan”), and the Orbital Sciences Corporation Nonqualified Management Deferred Compensation Plan (the “Orbital Deferred Compensation Plan”).

Name	Plan Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions in Last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year End ($)
David W. Thompson	Orbital Deferred Compensation Plan		$11,260	$30,287		$4,966,939

Garrett E. Pierce	Orbital Deferred Compensation Plan		$8,284	$1,546		$148,491

Blake E. Larson	DC SERP	$—	$34,849	$(624)	$—	$44,408
	ATK Deferred Compensation Plan	$—	$—	$68,505	$—	$789,989
Michael A. Kahn	DC SERP	$—	$29,577	$725	$—	$40,153
	ATK Deferred Compensation Plan	$—	$—	$79,510	$—	$770,101
Christine A. Wolf	DC SERP	$—	$43,502	$2,846	$—	$85,075
	ATK Deferred Compensation Plan	$—	$—	$—	$—	$—
Mark W. DeYoung	DC SERP	$—	$—	$1,489	$—	$24,759
	ATK Deferred Compensation Plan	$—	$—	$(18,842)	$—	$1,816,482
Neal S. Cohen	DC SERP	$—	$101,430	$4,913	$—	$171,881
	ATK Deferred Compensation Plan	$—	$—	$—	$—	$—
Jay Tibbets	DC SERP	$—	$27,323	$612	$—	$36,275
	ATK Deferred Compensation Plan	$—	$—	$60,437	$—	$455,137

(1)
The following amounts represent aggregate contributions made by the executive officer or by the Company for the benefit of the executive officer, since the officer's commencement of participation in the plan(s) through the end of fiscal year 2015. Deferrals and contributions in prior years were previously reported as compensation in the Summary Compensation Table in the Company's proxy statement for the applicable years for those officers who were named in the Summary Compensation Table in those years. The aggregate earnings represent the cumulative earnings on the original deferred amounts, less amounts withdrawn. For Mr. Thompson and Mr. Pierce, the amounts included in the columns below reflect Company contributions and earnings from February 9, 2015 through March 31, 2015.

Name	Opening Balance in Orbital Deferred Compensation Plan	Salary Deferrals ($)	Company Allocations to DC SERP ($)	Company Allocations to Orbital Deferred Compensation Plan ($)	Annual Cash Incentive Deferrals ($)	Performance Share Deferrals ($)	Withdrawals ($)	Aggregate Earnings ($)	Balance ($)
David W. Thompson	$4,925,392			$11,260				$30,287	$4,966,939
Garrett E. Pierce	$138,661			$8,284				$1,546	$148,491
Blake E. Larson		$—	$44,873		$308,888	$—	$—	$480,636	$834,397
Michael A. Kahn		$10,209	$39,340		$363,269	$—	$—	$397,437	$810,255
Christine A. Wolf		$—	$80,304		$—	$—	$—	$4,771	$85,075
Mark W. DeYoung		$—	$23,063		$116,378	$1,007,644	$(71,897)	$766,054	$1,841,242
Neal S. Cohen		$—	$165,145		$—	$—	$—	$6,736	$171,881
Jay Tibbets		$—	$35,589		$—	$125,813	$—	$330,010	$491,412

Orbital Deferred Compensation Plan
The Orbital Deferred Compensation Plan was assumed by the Company in connection with the Merger and is applicable to eligible legacy Orbital employees, including Mr. Thompson and Mr. Pierce. The plan provides executive officers and other key management and highly compensated employees with the ability to set aside compensation on a tax-deferred basis. This compensation consists of amounts a participant elects to defer and/or discretionary contributions by the Company. Under the plan, the participants can defer up to 100% of their cash base salaries and up to 100% of their cash bonuses. The participants are required to make their deferral elections by December 15 of each year to defer amounts for the following year.

The participants have the right to allocate amounts credited to their plan account to one or more investment funds made available by the plan administrator. The participants may change these allocations on a daily basis by contacting the plan administrator by phone or accessing their plan account online through the plan administrator’s website.

Benefits under the plan will be distributed under the terms elected by the employee. For each deferral year and type of deferral, the participant can elect either a future in-service withdrawal date or a distribution upon a voluntary or involuntary termination of employment. The participant can elect to receive the distributions either as a lump sum payment or in annual installments. In the event a participant dies while employed by Orbital ATK, benefits will be paid to the participant’s beneficiaries in the same manner as elected by such participant. Additionally, upon a showing of an unforeseen financial hardship and with appropriate approval from the Compensation and Human Resources Committee, a participant may be allowed to access funds in the participant’s plan account earlier than the elected distribution date. Both Mr. Thompson and Mr. Pierce are fully vested in their account balances under the plan.
ATK Deferred Compensation Plan
All of the Company’s executive officers are eligible to participate in the ATK Nonqualified Deferred Compensation Plan. Participants in the plan generally may elect to defer up to 70% of salary and 100% of cash or equity incentive compensation. The Company may credit to participants' accounts under the plan certain additional amounts relating to foregone matching contributions under a Company 401(k) plan. Under the plan, the Company may also make additional discretionary contributions to participants' accounts.
The plan is an unfunded plan, meaning that participants' accounts are bookkeeping entries only and do not entitle them to ownership of any actual assets. The accounts represent an unsecured promise by the Company to pay participants benefits in the future. However, the Company has established a nonqualified grantor trust commonly known as a "Rabbi Trust." The assets of the Rabbi Trust will be used to pay benefits, but the assets of the Trust remain subject to the claims of the Company’s general creditors.
Participants' account balances are credited with earnings and investment gains and losses by assuming that the deferred amounts were invested in one or more investment funds made available by the Company from time to time under the plan. The investment alternatives include funds with different degrees of risk and, for amounts credited before January 1, 2005, include Company common stock as an investment alternative. Participants select their measuring investments from among the investment alternatives provided and may reallocate amounts among the various investment alternatives at any time, except for amounts credited to the Company common stock investment alternative. After January 1, 2005, only deferrals of equity performance awards may be credited to, and must remain credited to, the Orbital ATK common stock investment alternative. Amounts allocated to the Orbital ATK common stock investment alternative are credited with dividend equivalents in the form of additional deferred stock units, based on the closing sale price of Orbital ATK common stock as reported on the New York Stock Exchange on the dividend payment dates. Dividend equivalents are credited at the same rate as cash dividends paid on Orbital ATK’s common stock.
The investment alternatives are based on the following funds, which generally correspond to the investment funds made available under ATK's 401(k) Plan. The corresponding average annual rates of return shown below are based on our fiscal year ended March 31, 2015.

Fund Name	FY15 Return
Vanguard Institutional Index Fund Institutional Plus Shares	12.73%
Vanguard Extended Market Index Fund Institutional Plus Shares	10.29%
BlackRock MSCI ACWI ex-US IMI Index Non-Lendable Fund "W"	(1.24)%
PIMCO Total Return Fund Class Institutional Class	5.64%
Wellington CIF II Balanced Real Assets Portfolio—Series 1	(10.97)%
Fidelity Money Market Fund	0.01%
Orbital ATK, Inc. Common Stock Measuring Investment	(45.55)%
Vista Outdoor, Inc. Common Stock Measuring Investment*	(1.92)%
JPMCB SmartRetirement® Passive Blend Income Fund C	5.12%
JPMCB SmartRetirement® Passive Blend 2015 Fund C	5.74%
JPMCB SmartRetirement® Passive Blend 2020 Fund C	7.08%
JPMCB SmartRetirement® Passive Blend 2025 Fund C	7.64%
JPMCB SmartRetirement® Passive Blend 2030 Fund C	7.92%
JPMCB SmartRetirement® Passive Blend 2035 Fund C	8.11%
JPMCB SmartRetirement® Passive Blend 2040 Fund C	8.25%
JPMCB SmartRetirement® Passive Blend 2045 Fund C	8.25%
JPMCB SmartRetirement® Passive Blend 2050 Fund C	8.28%
JPMCB SmartRetirement® Passive Blend 2055 Fund C	8.10%
*Vista Outdoor Stock Fund average return is for the month of March 2015 compared to the annualized average for all other funds. Plan participants who as of February 9, 2015 had Orbital ATK deferred stock units (i.e., deferrals of performance shares on or after January 1, 2005) or phantom stock units (i.e., deferrals of performance shares before January 1, 2005) credited to their plan accounts received a credit of Vista Outdoor Inc. deferred stock units or phantom stock units, as applicable, for two times the number of Orbital ATK deferred stock units or phantom stock units credited to their accounts (in accordance with the distribution ratio for the Spin-off).
Generally, payouts from the plan cannot be made until the participant terminates employment, becomes totally and permanently disabled, has an unforeseeable financial emergency or reaches the date of a scheduled distribution elected by the participant under rules specified in the plan. A participant may request a distribution of amounts deferred before January 1, 2005, subject to the forfeiture of 10% of the amount withdrawn. Payouts may commence as soon as practicable following the occurrence of a distribution event; however, for amounts deferred after 2004, a payout cannot begin until six months after termination or separation of service (as defined by Section 409A of the Internal Revenue Code) for certain participants. Payouts are made in cash, except with respect to deferrals of equity performance awards after January 1, 2005, which are paid in shares of Orbital ATK common stock equal to the number of shares that were deferred, plus additional deferred stock units credited to the participants' accounts as a result of the deemed reinvestment of dividend equivalents with respect to the deferred shares. In addition, any Vista Outdoor Inc. (“Vista”) deferred stock units that have been credited to a participant’s account will be settled in shares of Vista common stock on a one-for-one basis. Vista phantom stock units will be paid in cash. For deferrals made on or after January 1, 2005, payouts are made in a lump sum or, in the case of retirement, in either a lump sum or in annual installments of up to 15 years as elected by the participant.
ATK Defined Contribution Supplemental Executive Retirement Plan
The DC SERP is a nonqualified defined contribution plan under which the Company and its subsidiaries that sponsor the DC SERP may credit pre-tax contributions to a participant's account. Participation in the DC SERP is limited to (1) employees who are eligible for a non-elective contribution ("NEC") under the ATK 401(k) Plan and (2) beginning July 1, 2013, employees who receive eligible compensation in excess of the IRS annual compensation limit and make the maximum allowable before-tax or Roth 401(k) contributions to the ATK 401(k) Plan. An annual NEC allocation of 2.5% to 4.0% of compensation in excess of the IRS limits for a plan year will be made to a participant's account if: (i) the employee is a participant in the ATK 401(k) Plan and the employee's NEC to the ATK 401(k) Plan for the plan year is reduced by the annual compensation limit imposed by the Internal Revenue Code or (ii) the employee is a participant in both the ATK 401(k) Plan and the ATK Nonqualified Deferred Compensation Plan and the employee's NEC to the 401(k) Plan for the plan year is reduced due to the employee's deferrals to the ATK Nonqualified Deferred Compensation Plan. Additionally, an annual match allocation of 4.5% of compensation in excess of the IRS compensation limit will be made to a participant's account if the participant has made the maximum allowable before-tax or Roth 401(k) contributions to the ATK 401(k) Plan for the calendar year.

Vesting for the NEC allocation under the DC SERP occurs following three years of vesting service and vesting for the match allocation under the DC SERP occurs following one year of vesting service. A participant becomes fully vested upon death, attainment of age 65, total disability while employed by the Company, or upon a change in control.
The DC SERP is an unfunded plan, meaning that participants' accounts are bookkeeping entries only and do not entitle them to ownership of any actual assets. The accounts represent an unsecured promise by the Company to pay participants benefits in the future.
Participants' account balances are credited with earnings and investment gains and losses by assuming that the allocations were invested in one or more investment funds made available by the Company from time to time under the plan. The measuring investments have different degrees of risk. Participants select their measuring investments from among the investment alternatives provided and may reallocate amounts among the various investment alternatives at any time. The investment alternatives are the same as those listed above for the ATK Nonqualified Deferred Compensation Plan with the exception of the Orbital ATK Common Stock Measuring Investment and the Vista Outdoor Inc. Common Stock Measuring Investment, which are not available under the DC SERP.
The DC SERP benefit is paid as a lump sum on the later of the first day of the seventh month following termination of employment or February 1st of the calendar year following the calendar year of termination of employment.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Payments Made Upon Voluntary or Involuntary Termination
If the employment of any of the named executive officers is voluntarily or involuntarily terminated (other than retirement, involuntary termination not "for cause" or layoff, as described below), no additional payments or benefits will accrue or be paid to the individual, other than what has been accrued and vested in the benefit plans discussed above in this proxy statement under the headings "Summary Compensation Table," "Pension Benefits," and "Nonqualified Deferred Compensation." A voluntary or involuntary termination will not trigger an acceleration of the vesting of any stock options or other long-term incentive awards.
Payments Made Upon Retirement
Upon retirement of a named executive officer, the officer would be eligible for:

•
A prorated amount of the executive officer's annual incentive award, payable at the end of the performance period. The payment would be based on actual performance measured following the end of the performance period and would be prorated for the period of employment, provided the officer completed at least 90 days of employment in the performance period.

•	Stock options generally are exercisable for three years to the extent exercisable on the date of retirement, but may not be exercised later than the expiration date of the stock options.

•
Any outstanding performance share awards would be paid at the end of the performance period based on the actual performance measured following the end of the performance period and would be prorated for the period of active service during the performance period.

•	Shares of restricted stock and restricted stock units would be forfeited.

If a named executive officer covered under the Company’s Defined Benefit Supplemental Executive Retirement Plan (the "DB SERP") or the Company’s Defined Contribution Supplemental Executive Retirement Plan (the "DC SERP") engages in certain specific activities before payment of the supplemental executive retirement plan benefit, the executive will forfeit the benefit provided under the Plan. The DB SERP is described above in this proxy statement under the heading "Pension Benefits" and the DC SERP is described above in this proxy statement under the heading "Nonqualified Deferred Compensation."
Payments Made Upon Layoff
If the employment of any of the named executive officers is terminated by Orbital ATK for convenience or a reduction in force due to lack of business or reorganization, the officer would be eligible for:

•	A lump sum payout equal to 12 months base salary.

•
A prorated amount of the executive officer's annual incentive award, payable at the end of the performance period. The payment would be based on actual performance measured following the end of the performance period and would be prorated for the period of employment, provided the officer completed at least 90 days of employment in the performance period.

•	An additional $15,000 to defray health care costs.

•	An estimated $10,000 of outplacement services.

In return, the officer is required to execute a general release of claims against Orbital ATK and agree to confidentiality, non-compete, non-solicitation and non-disparagement provisions for the one-year severance period. If a breach of any of these post-employment restrictions occurs, Orbital ATK is entitled to stop payment on the severance benefit and recover payments already made.
In the event of a layoff of any of the named executive officers, our standard award agreements provide as follows:

•
Vesting is not accelerated for stock options. Stock options generally are exercisable for 90 days following such termination of employment to the extent exercisable on the date of termination of employment, but may not be exercised later than the expiration date of the stock options.

•	Shares of restricted stock and restricted stock units would immediately vest, provided that at least one year has elapsed from the award date.

•
Any outstanding performance share awards would be paid at the end of the performance period based on the actual performance measured following the end of the performance period and would be prorated for the period of active service during the performance period.

The amounts of these payments are shown in the table below titled "Potential Payments Upon Termination."
Payments Made Upon Disability
If the employment of any of the named executive officers is terminated due to disability, the following provisions would apply:

•
A prorated amount of the executive officer's annual incentive award, payable at the end of the performance period would be paid based on actual performance measured following the end of the performance period and prorated for the period of employment, provided the officer completed at least 90 days of employment in the performance period.

•
Stock options generally are exercisable for three years following such termination of employment to the extent exercisable on the date of termination, but may not be exercised later than the expiration date of the stock options.

•	Shares of restricted stock and restricted stock units would immediately vest.

•
Any outstanding performance share awards would be paid at the end of the performance period based on the actual performance measured following the end of the performance period and would be prorated for the period of active service during the performance period.

The amounts of these payments are shown in the table below titled "Potential Payments Upon Termination."
Payments Made Upon Death
If any of the named executive officers dies, the treatment of awards is similar to that outlined above for termination due to disability, except with respect to any outstanding performance share awards. Outstanding performance share awards would be paid to the officer's estate as soon as administratively possible at the threshold performance level for the applicable performance period. The payment would be prorated for the period of active service during the performance period.
The amounts of these payments are shown in the table below titled "Potential Payments Upon Termination."
Potential Payments Upon Termination Following a Change in Control
The purpose of the Company’s Income Security Plan is to provide income security protection to certain executives of Orbital ATK in the event of a "qualifying termination" following a change in control of Orbital ATK. Generally, a "qualifying termination" is an involuntary termination of employment without "cause" or a voluntary termination of employment for "good reason." For purposes of the Income Security Plan, a "change in control" includes:

•	An acquisition of 40% or more of the voting power of securities entitled to vote in the election of directors;

•	The consummation of a reorganization, merger, asset sale, or other transaction that results in existing stockholders owning less than 60% of the Company's outstanding voting securities;

•	A change in a majority of the incumbent directors (including directors approved by a majority of the incumbents);

•	Approval by the stockholders of a complete liquidation or dissolution of the Company; or

•	Any other circumstance which the Board determines to be a change in control for purposes of this plan after giving due consideration to the nature of the circumstances then presented.

The amounts of the payments that would be made to the current executive officers named in the Summary Compensation Table if a "qualifying termination" occurred on March 31, 2015 are shown in the table below titled "Potential Payments Upon Termination."
Participation in the plan is limited to “executive officers” of Orbital ATK (as that term is defined in Rule 3b-7 under the Securities Exchange Act of 1934) and any employee selected by the Compensation and Human Resources Committee of the Board of Directors to participate in the plan for the current fiscal year. Within the plan, participants are divided into two tiers with different levels of payments and benefits:

•	"Tier 1 Participants," who are Orbital ATK's President and Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, and Senior Vice President and General Counsel; and

•	"Tier 2 Participants," who are all other “executive officers” and any employee selected by the Committee to participate in the plan for the current fiscal year.

The plan does not have a tax gross-up provision, and the plan caps the benefits provided under the plan at the limit established under Section 280G of the Internal Revenue Code in order to avoid the imposition of the excise tax provided by Section 4999 of the Code.
In the event of a "qualifying termination," as defined in the Income Security Plan, each participant in the plan will receive:

•	Base salary and other compensation earned through the date of termination to the extent not already paid;

•
A prorated portion of the annual cash incentive payment for which the participant is eligible for the fiscal year in which the termination occurs, calculated based on (a) the target level of performance if the termination occurs within the first three quarters of the fiscal year or (b) the greater of projected performance or target performance if the termination occurs within the fourth quarter of the fiscal year;

•	Immediate full vesting of any outstanding stock awards, other than performance vesting stock awards;

•	Payment of outstanding performance vesting stock awards and long-term cash incentive plan awards at the target level of performance; and

•	Payment for reasonable legal fees and expenses incurred in good faith by the participant to obtain benefits if Orbital ATK does not pay benefits under the plan.

In the event a Tier 1 Participant has a "qualifying termination" within the first five years of service in his or her specific Tier 1 officer position, the Tier 1 Participant will also receive:

•
A cash payment equal to three times the participant's annual base salary and current annual cash incentive opportunity for which the participant is eligible, assuming the target level of performance had been achieved;

•	A cash payment equal to three times the maximum 401(k) plan match the participant would have received for the calendar year in which the termination occurs;

•	A cash payment equal to the value of benefits that Orbital ATK would have provided to the participant under Orbital ATK's group health plan for a period of three years following termination; and

•
An additional supplemental retirement benefit equal to the increased benefit that the participant would have received under the DB SERP and/or DC SERP that would have occurred if: (1) the additional age and service would have been credited during the three-year period following the date of the termination, based on the current base salary and payments received under any annual incentive plan during the year preceding termination for the purpose of calculating recognizable compensation, and (2) the participant had contributed the maximum amounts allowable for before-tax or Roth 401(k) contributions to the 401(k) plan during the three-year period following the date of termination.

After five years of service in the specific Tier 1 officer position, each element of compensation payable to a Tier 1 Participant that is multiplied by three, as described above, will be reduced by an increment of 0.2 on each of the fifth through ninth anniversaries of the date of service in that position, for a total decrease from three times compensation to two times compensation over that five-year period. Effective May 2, 2015, the multiple for each of Mr. Thompson, Mr. Pierce and Mr. Larson is three.
Tier 2 Participants will also receive:

•
A cash payment equal to two times the participant's annual base salary and current annual cash incentive amount opportunity for which the participant is eligible, assuming the target level of performance had been achieved;

•	A cash payment equal to two times the maximum 401(k) plan match the participant would have received for the calendar year in which the termination occurs;

•	A cash payment equal to the value of benefits that Orbital ATK would have provided to the participant under Orbital ATK's group health plan for a period of two years following termination; and

•
An additional supplemental retirement benefit equal to the increased benefit that the participant would have received under the DB SERP and/or DC SERP that would have occurred if: (1) the additional age and service would have been credited during the two-year period following the date of termination, based on the current base salary and payments received under any annual incentive plan during the year preceding termination for the purpose of calculating recognizable compensation, and (2) the participant had contributed the maximum amounts allowable for before-tax or Roth 401(k) contributions to the 401(k) plan during the two-year period following the date of termination.

The cash payments described above (other than payments under any supplemental retirement benefit) will be paid in a lump sum not later than the 15th day of the third calendar month following the date of a participant's "qualifying termination." The supplemental retirement benefit is paid the later of (a) six months following termination of employment or separation of service (as defined by Section 409A of the Internal Revenue Code) or (b) February 1 of the following calendar year. A participant is entitled to such benefits under the Income Security Plan in consideration of his or her execution of a separation agreement and general release of claims (the "Release"). The obligation to provide benefits to a participant will be conditioned on the participant's continuing compliance with the confidentiality and non-disparagement, non-competition and non-solicitation covenants set forth in the Release and the covenants to provide services to the Company set forth in the Release. The obligations of the participants have a duration of three years for Tier 1 participants and two years for Tier 2 participants. If a breach of these post-employment restrictions occurs, Orbital ATK is entitled to injunctive relief and any other legal or equitable remedies.
Potential Payments Upon Termination
The following table shows potential payments to the named executive officers upon death, disability, layoff and termination of employment following a change in control of the Company. The amounts shown assume that the termination was effective March 31, 2015, the last day of the fiscal year, and are estimates of the amounts that would be paid to the executive officers upon termination, in addition to the base salary, annual incentive and long-term incentive earned during fiscal year 2015 and any applicable retirement amounts payable to the executive officers discussed above under the heading "Pension Benefits" and "Nonqualified Deferred Compensation" in this proxy statement. The actual amounts to be paid can only be determined at the actual time of an officer's termination. No tax gross-ups are paid to the executive officers upon termination of employment.
Mr. DeYoung is not included in the table below because he left the Company on February 9, 2015 to become an officer of Vista Outdoor Inc., a former subsidiary of the Company that was spun off on that date. Mr. Cohen and Mr. Tibbets are not included in the table below because their employment with the Company terminated on February 10, 2015 following the Merger. Mr. Cohen and Mr. Tibbets received severance payments in accordance with the terms of the Income Security Plan (as described above), and the severance amounts paid to them are shown in the Summary Compensation Table in the proxy statement under the heading “All Other Compensation.”

	David W. Thompson		Garrett E. Pierce		Blake E. Larson		Michael A. Kahn		Christine A. Wolf

Payments Upon Death
Cash Payment	$—		$—		$—		$—		$—
Equity
Stock Options	$—		$—		$—		$—		$—
Restricted Stock and Restricted Stock Units	$4,918,420	(1)	$3,033,245	(1)	$614,956	(1)	$370,353	(1)	$267,439	(1)
Performance Awards	$—		$—		$753,963	(2)	$753,963	(2)	$271,117	(2)
Retirement (401(k), DB SERP and/or DC SERP benefit)	$—		$—		$—		$—		$—
Total	$4,918,420		$3,033,245		$1,368,919		$1,124,316		$538,556
Payments Upon Disability
Cash Payment	$—		$—		$—		$—		$—
Equity
Stock Options	$—		$—		$—		$—		$—
Restricted Stock and Restricted Stock Units	$4,918,420	(1)	$3,033,245	(1)	$614,956	(1)	$370,353	(1)	$267,439	(1)
Performance Awards	$—		$—		$753,963	(2)	$753,963	(2)	$271,117	(2)
Retirement (401(k), DB SERP and/or DC SERP benefit)	$—		$—		$—		$—		$—
Total	$4,918,420		$3,033,245		$1,368,919		$1,124,316		$538,556
Payments Upon Layoff
Cash Payment	$750,005	(3)	$655,011	(3)	$483,892	(3)	$471,957	(3)	$432,783	(3)
Equity
Stock Options	$—		$—		$—		$—		$—
Restricted Stock and Restricted Stock Units	$—	(1)	$—	(1)	$125,826	(1)	$125,826	(1)	$97,320	(1)
Performance Awards	$—		$—		$753,963	(2)	$753,963	(2)	$271,117	(2)
Retirement (401(k), DB SERP and/or DC SERP benefit)	$—		$—		$—		$—		$—
Total	$750,005		$655,011		$1,363,681		$1,351,746		$801,220
Payments Upon Termination following a Change in Control
Severance Payment	$4,350,030		$3,402,059		$2,271,517		$1,474,959		$1,264,129
Equity
Stock Options	$106,901	(4)	$44,544	(4)	$172,757	(4)	$147,142	(4)	$114,611	(4)
Restricted Stock and Restricted Stock Units	$4,918,420	(1)	$3,033,245	(1)	$614,956	(1)	$370,353	(1)	$267,439	(1)
Performance Awards	$—		$—		$753,963	(2)	$753,963	(2)	$271,117	(2)
Health and Welfare Benefits	$51,534	(5)	$36,368	(5)	$26,667	(5)	$26,278	(5)	$26,278	(5)
Retirement (401(k), DB SERP and/or DC SERP benefit)	$73,125		$64,309		$283,936		$500,092		$116,374
Total	$9,500,010		$6,580,525		$4,123,796		$3,272,787		$2,059,948

(1)
Values are determined by multiplying the number of shares of restricted stock by $76.63, the closing market price of Company common stock as reported on the NYSE on March 31, 2015, the last trading day of the fiscal year. The awards for Mr. Thompson and Mr. Pierce include time vesting restricted stock units that were granted to them by Orbital prior to the Merger.

(2)
The performance awards for the fiscal year 2014-2016 and fiscal year 2015-2017 performance periods were converted to restricted stock units at the target level of performance on the date of Merger. The value was determined by multiplying the number of shares payable by $76.63, the closing market price of a share of Company common stock as reported on the NYSE on March 31, 2015, the last trading day of the fiscal year. The performance share awards that were granted on March 10, 2015 are not included in this table because the performance period did not begin until April 1, 2015.

(3)	The cash payment includes 12 months of base salary, an additional $15,000 to defray health care costs and an estimated $10,000 of outplacement services.

(4)
Values are determined by multiplying the number of unvested options by the spread between the option price and $76.63, the closing market price of a share of Company common stock as reported on the NYSE on March 31, 2015, the last trading day of the fiscal year.

(5)
For purposes of quantifying health and welfare benefits, Orbital's annual premium cost was multiplied by three for each of Mr. Thompson and Mr. Pierce and ATK's annual premium cost was multiplied by three for Mr. Larson and by two for Mr. Kahn and Ms. Wolf.

Executive Severance Agreement with Mr. Pierce
Mr. Pierce has a preexisting executive severance agreement with Orbital. The Company assumed this agreement in connection with the Merger. The agreement provides that Mr. Pierce would receive severance payments and benefits from the Company if his employment is terminated other than in the event of a change in control.

Under his agreement, Mr. Pierce will be entitled to the following payments and benefits upon the occurrence of the following termination events:

Disability. If Mr. Pierce’s employment is terminated by the Company for disability (generally defined as incapacity due to physical or mental illness), then (1) his benefits shall be determined in accordance with the insurance and benefits programs then in effect and (2) his equity grants shall continue to vest as scheduled for a 24-month period following such termination and his stock options shall remain exercisable for the remainder of the originally scheduled term. Assuming a March 31, 2015 termination event for disability, Mr. Pierce would receive monthly payments of $25,000 for up to 12 months for an aggregate potential amount of $300,000 and a total of 29,543 unvested RSUs and 5,550 shares of restricted stock would continue to vest as scheduled for a 24-month period. As of March 31, 2015, the value of these awards was $2,689,177 based on the $76.63 closing price of Company common stock on March 31, 2015, the last trading day of the year. Therefore, the aggregate amount of compensation Mr. Pierce might receive if his employment was terminated due to his disability is $2,989,177.

Cause. If Mr. Pierce’s employment is terminated by the Company for “cause” (as defined in the agreement), Mr. Pierce would only be permitted to exercise vested stock options for 60 days after the date of termination. Mr. Pierce has no vested stock options.

Good Reason or Without Cause. If Mr. Pierce’s employment is terminated by the Company for any reason other than for disability or cause, or by Mr. Pierce for “good reason” (as defined in the agreement), then Mr. Pierce would receive a lump sum payment equal to two times the sum of (1) his annual base salary and (2) the higher of (a) the sum of any bonuses paid or payable to him for the 12-month period immediately preceding the month of such termination or (b) the target bonus for the year of termination based on 80% of his annual base salary. He would also be reimbursed for all reasonable legal fees and expenses incurred by him as a result of such termination. Also, Mr. Pierce’s outstanding RSUs would continue to vest as scheduled for a 24-month period. In addition, his insurance benefits would continue for a 24-month period following such termination.

If Mr. Pierce’s employment is terminated by the Company without cause or by him for good reason, and assuming a March 31, 2015 termination event for either of these reasons, payments would be as follows:

Salary	Bonus	Insurance Benefits(1)	Equity Awards(2)	Total(3)
$1,260,022	$1,008,018	$46,332	$2,689,177	$5,003,549

(1)
Reflects the gross premiums to be paid to provide Mr. Pierce with life, disability, accident and health insurance benefits substantially similar to those he was receiving as of March 31, 2015 for the next 24-month period. Assumes annual increases in premiums based on historical percentage increases.

(2)
Reflects the value of 29,543 RSUs and 5,550 shares of restricted stock, which would continue to vest as scheduled for the next 24-month period, based on the $76.63 closing price of Company common stock on March 31, 2015.

(3)	Estimated legal fees and expenses incurred by Mr. Pierce in connection with a termination are not included in the total.

PROPOSAL 2
ADVISORY VOTE TO APPROVE THE COMPENSATION OF ORBITAL ATK'S NAMED EXECUTIVE OFFICERS
In accordance with applicable proxy regulations, we are asking our stockholders to approve, on an advisory basis, the compensation paid to our executive officers, as disclosed in this proxy statement.
The Compensation and Human Resources Committee of our Board of Directors believes that the compensation for the fiscal year ended March 31, 2015 of our executive officers named in the Summary Compensation Table is reasonable and appropriate, and is designed to ensure that management's interests are aligned with our stockholders' interests for long-term value creation.
We urge our stockholders to read the "Compensation Discussion and Analysis" section of this proxy statement, as well as the Summary Compensation Table and related compensation tables and narrative in this proxy statement, which provide detailed information on Orbital ATK's compensation policies and practices and the compensation of our named executive officers.
This advisory vote, commonly referred to as "say on pay," is non-binding on our Board of Directors. Although non-binding, the Compensation and Human Resources Committee of the Board will take into account the results of the say-on-pay vote, as applicable, when considering future executive compensation arrangements.
In connection with the Annual Meeting of Stockholders of the Company on August 2, 2011, the Company's Board of Directors recommended, and stockholders overwhelmingly approved, an annual say-on-pay vote. Accordingly, Orbital ATK will conduct future say-on-pay votes every year, with the next such voting opportunity occurring in connection with Orbital ATK's Annual Meeting of Stockholders in 2016.
Our Board of Directors recommends a vote FOR the approval, on an advisory basis, of the compensation paid to the Company's Names Executive Officers, as disclosed in this proxy statement.

PROPOSAL 3
APPROVAL OF ORBITAL ATK, INC.
2015 STOCK INCENTIVE PLAN
We are asking our stockholders to approve the Orbital ATK, Inc. 2015 Stock Incentive Plan (the “Plan”). The Board of Directors adopted the Plan on May 5, 2015, subject to stockholder approval at the 2015 Annual Meeting of Stockholders. The Plan provides for the grant of stock-based awards to employees, officers and non-employee directors of the Company as determined by the Compensation and Human Resources Committee (the “Committee”) of the Board of Directors. The new Plan will be the sole active plan for providing equity compensation to eligible employees and non-employee directors of Orbital ATK.
Purpose of the Plan and Rationale for Approval of the Plan
Our Board of Directors believes that Orbital ATK’s success depends in large measure on our ability to recruit and retain highly qualified employees, officers and non-employee directors who are capable of assuring the future success of the Company. We expect that awards of stock-based compensation and opportunities for stock ownership in Orbital ATK will align the interests of Plan participants with those of the Company’s stockholders and provide incentives to Plan participants to act in the long-term best interests of the Company.
The Company currently grants stock options, restricted stock and performance shares under our 2005 Stock Incentive Plan, which was approved by our stockholders at the annual meeting of stockholders in August 2005. Stockholders approved amendments to that plan in 2007, 2009 and 2012. That plan expires on August 1, 2015 and no awards may be made under that plan after that date.
The Board of Directors and management believe that the continuation of stock-based compensation is essential to attracting, retaining and motivating highly qualified employees, officers and non-employee directors to promote Orbital ATK’s success. It is expected that the Plan will give the Company flexibility to make stock-based awards over the next several years in amounts determined appropriate by the Committee, which administers the Plan. In addition, the Plan has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code regarding the deductibility of executive compensation for certain awards under the Plan. The Plan will become effective upon stockholder approval of the Plan at the Annual Meeting. If the Plan is not approved by stockholders, the Company will not be able to grant equity awards as a key component of its long-term incentive compensation program.
Key Provisions of the Plan
The Plan is designed to provide significant motivational incentives and performance-based compensation, balanced with best governance practices in recognition of stockholders’ concerns regarding the dilutive effect of equity awards. Key provisions of the Plan are:

•	An aggregate of 3,750,000 shares of Orbital ATK common stock authorized for issuance under the Plan

•
A fungible share-counting provision, under which “full-value awards” (i.e., awards settled in stock, other than stock options and stock appreciation rights) will be counted against the reserve of shares available for issuance under the Plan as 2.5 shares for every one share actually issued in connection with the award

•
No “liberal share counting” provisions with respect to shares withheld or tendered to pay the exercise price of stock options and stock appreciation rights (i.e., the total number of shares for which the award is exercised will be counted against the reserve of shares available for issuance under the Plan, not the net number of shares actually issued upon exercise)

•	No “recycling” of shares that are withheld or tendered to pay any tax withholding obligation in connection with the vesting or exercise of an award

•	No discounted stock options, stock appreciation rights or other awards may be granted

•	No repricing of stock options or stock appreciation rights without stockholder approval

•	No reload options may be granted

•	Awards granted to executive offices are subject to Orbital ATK’s clawback and recoupment policies

•	Awards granted under the Plan are subject to Orbital ATK’s stock holding policy and share trading policies

•
No single trigger vesting of awards in the event of a change in control of the Company and no “liberal” change in control definition (i.e., a “change in control” shall not be deemed to occur until the actual consummation of the event that results in a change in control)

•
One-year minimum vesting of awards (except that the Committee may provide for accelerated vesting in the event of death, disability, retirement, involuntary termination, or change in control of Orbital ATK), provided that up to 5% of the shares available for issuance under the Plan may be granted without regard to any minimum vesting period

•
No dividend equivalents will be paid with respect to stock options and stock appreciation rights, and dividend equivalents may not be granted with respect to performance awards unless and until all conditions or restrictions relating to such award have been satisfied

•	As applicable, awards will be designed to meet the requirements for tax deductibility as “performance-based compensation” under Section 162(m) of the Internal Revenue Code

•	Limitations on the transferability of awards
Approval of the Plan for Purposes of Section 162(m) of the Internal Revenue Code
The Plan has been structured in such a manner that equity awards granted under the Plan will satisfy the requirements of “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code. Section 162(m) limits the tax deductibility of compensation in excess of $1,000,000 paid to certain executive officers, unless such compensation qualifies as “performance-based compensation.” One of the requirements of performance-based compensation for purposes of Section 162(m) is that the material terms of the plan under which compensation may be paid be disclosed to and approved by the stockholders. For purposes of Section 162(m), the material terms include the employees eligible to receive compensation, a description of the performance criteria on which performance goals may be based, and the maximum amount of compensation that can be paid to an employee under performance-based awards. Each of these items is discussed below, and the full text of the Plan is attached as Appendix A to this proxy statement. Stockholder approval of the Plan also will constitute approval of the material terms of the Plan for purposes of the approval requirements of Section 162(m) of the Internal Revenue Code. Under Section 162(m) of the Code, stockholders must approve the material terms at least once every five years.
Summary of the Plan
The material terms of the Plan are summarized below, and the full text of the Plan is attached as Appendix A to this proxy statement.
Shares Available for Awards
If the Plan is approved by stockholders, the aggregate number of shares of Orbital ATK common stock that may be issued under all stock-based awards granted under the Plan is 3,750,000.
The Plan has a fungible share-counting provision. Under the fungible share-counting provision, each share issued pursuant to an award of stock options or stock appreciation rights will reduce the aggregate Plan limit by one share and each share issued pursuant to a full-value award (i.e., an award other than stock options or stock appreciation rights) will reduce the aggregate Plan limit by 2.5 shares. For example, if Orbital ATK granted 100 shares of restricted stock under the Plan, 250 shares would be charged against the Plan limit with respect to that award. Furthermore, any shares underlying such full-value award that become available for future grant under the Plan (e.g., as a result of cancellation or forfeiture) will be added back to the Plan in an amount equal to 2.5 shares for each share subject to such award.
In addition, certain awards are subject to limitations as follows:

•
No person may be granted stock options, stock appreciation rights or any other award, the value of which is based solely on an increase in the value of Orbital ATK common stock after the date of grant of the award, of more than 100,000 shares in the aggregate in any calendar year.

•	No person may be granted performance awards in excess of 150,000 shares in the aggregate in any calendar year.

•	Non-employee directors as a group may not be granted awards in the aggregate for more than 5% of the shares available under the Plan.

•	The maximum number of shares available for granting incentive stock options is 1,000,000 shares.

In the event of an equity restructuring of the Company that causes the per-share fair value of the Company’s stock to change (e.g., a stock dividend, stock split, spinoff, etc.), the Committee is required to make corresponding equitable adjustments to the share limits described above, the number and type of shares subject to outstanding awards, and the purchase or exercise price of outstanding awards. In the case of any other corporate transaction or event that occurs, the Committee may make similar adjustments in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the Plan.
Share Counting Provisions
In addition to the fungible share-counting provision described above, shares that are subject to awards that terminate, lapse or are cancelled or forfeited shall be available again for grant under the Plan. The Company may not add back shares to the number of shares authorized under the Plan if the Company reacquires shares as a result of the tender or withholding of shares in payment of the purchase or exercise price or the tax withholding amount relating to an award. In addition, if stock options are exercised by means of the Company withholding shares to pay the exercise price or if stock appreciation rights are settled in shares upon exercise, the total number of shares subject to the award rather than the net number of shares issued upon exercise will be counted against the number of shares authorized under the Plan.
Eligibility
Employees, officers and non-employee directors of Orbital ATK or its affiliates are eligible to receive awards under the Plan. As of May 29, 2015, approximately 12,300 employees and officers are eligible as a class to be selected by the Committee to receive awards under the Plan. However, the Committee has not made and does not intend to make awards under the Plan to a broad base of employees. As of May 29, 2015, the Company has 15 non-employee directors.
Administration
The Compensation and Human Resources Committee of the Board of Directors will administer the Plan. The Committee is composed entirely of independent directors within the meaning of the rules of the New York Stock Exchange. The Committee shall continue to be comprised of not less than the number of directors as required for awards to qualify under Rule 16b-3 of the of the Securities Exchange Act of 1934 (the “Exchange Act”). In addition, each member of the Committee shall be a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and shall be an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code.
The Committee selects the persons who will receive awards, determines the types of awards to be granted and the number of shares subject to the award, and establishes the vesting and forfeiture provisions and the other terms and conditions of the awards, consistent with the terms of the Plan. Subject to the provisions of the Plan, the Committee may specify the circumstances under which the exercisability or vesting of awards may be accelerated, provided that no acceleration of vesting of equity awards will occur in connection with a change in control of the Company unless the participant has a qualifying termination of employment. The Committee may also specify the circumstances under which amounts payable under awards may be deferred, subject to the provisions of Section 409A of the Internal Revenue Code, if applicable. The Committee may waive or amend the terms of an award, consistent with the terms of the Plan, but the Committee may not reprice a stock option or stock appreciation right, whether through amendment, cancellation and replacement grant, or exchange for cash or any other awards. The Committee has the authority to interpret the Plan and establish rules for the administration of the Plan.
The Committee may delegate its powers and duties under the Plan to one or more directors, including a director who is also an officer of Orbital ATK, except that the Committee may not delegate its power to grant awards to executive officers or directors who are subject to Section 16 of the Exchange Act or in a way that would violate Section 162(m) of the Internal Revenue Code. The Board of Directors also may exercise the powers of the Committee at any time, so long as its actions would comply with Section 162(m) of the Internal Revenue Code, Rule 16b-3 under the Exchange Act, applicable corporate law, and stock exchange listing rules.
Types and Terms of Awards
The Plan permits the granting of:

•	stock options (including both incentive and non-qualified stock options),

•	stock appreciation rights (“SARs”),

•	restricted stock and restricted stock units,

•	dividend equivalents,

•	performance awards (which may be “qualified performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code), and

•	other stock‑based awards.

The exercise price per share under any stock option, the grant price of any SAR, and the purchase price of any security that may be purchased under any other stock-based award may not be less than 100% of the fair market value of Orbital ATK common stock on the date of grant, unless the award is granted in substitution for an award previously granted by an entity that is acquired by or merged with Orbital ATK or a subsidiary of Orbital ATK. Unless otherwise determined by the Committee, the fair market value of shares on a given date will be the closing sale price of Orbital ATK common stock on the New York Stock Exchange as reported in the consolidated transaction reporting system on that date.
Awards shall have a one-year minimum vesting requirement, except that the Committee may provide for accelerated vesting in the event of death, disability, retirement, involuntary termination, or change in control of Orbital ATK. However, with respect to a change in control of the Company, the vesting provisions shall not lapse and the time of exercisability of any award shall not be accelerated to a date earlier than (1) the original vesting or exercise date specified in the applicable award agreement or (2) the date the participant’s employment or other service relationship with the Company is terminated by the Company without “cause” or by the participant for “good reason,” as those terms are defined by the Committee in the applicable severance plan or agreement. A “change in control’ shall have the definition approved by the Committee and contained within the Company’s Income Security Plan (a change-in-control severance plan for certain executive officers and other senior management of the Company) or within another severance plan or executive change-in-control severance agreement between a participant and the Company, or as specified in the participant’s award agreement, provided that a “change in control” shall not be deemed to occur until the actual consummation of the event that results in a change in control.
The following exceptions apply to the minimum one-year vesting requirement:

•	Up to 5% of the shares available for issuance pursuant to awards under the Plan may be granted without regard to any minimum vesting period.

•	Awards made in payment of or exchange for other earned compensation shall not be subject to a minimum vesting requirement.

•	The minimum vesting period does not apply to a substitute award that does not reduce the vesting period of the award being replaced.

The term of awards will be no more than 10 years.
All awards granted under the Plan shall be subject to Orbital ATK’s clawback or recoupment policies, stock holding policy, share trading policies and other applicable policies implemented by Orbital ATK from time to time.
Awards may be granted to participants for no cash consideration or for cash or other consideration required by the Committee or applicable law. Awards may provide that upon the grant or exercise thereof the holder will receive shares of Orbital ATK common stock, cash, other securities or property, or any combination of these, as the Committee determines. The Plan provides that an award will be evidenced by a written agreement or other document containing the terms and conditions of the award.
Stock Options. The holder of an option is entitled to purchase a number of shares of Orbital ATK common stock at a specified exercise price during a specified time period, all as determined by the Committee. The option exercise price may be payable in cash, shares of Orbital ATK common stock (including shares otherwise issuable upon the exercise of the underlying option) or, at the discretion of the Committee, in securities or other property having a fair market value on the exercise date equal to the exercise price. The Committee shall not have the authority to grant reload options (which provide for the grant of a new option equal to the number of shares surrendered by the participant upon exercise of all or part of the original option).
Stock Appreciation Rights. The holder of an SAR will be entitled to receive the excess of the fair market value of one share of Orbital ATK common stock on the date of exercise over the grant price of the SAR. SARs vest and become exercisable in accordance with a vesting schedule established by the Committee.

Restricted Stock and Restricted Stock Units. The holder of restricted stock owns shares of Orbital ATK common stock subject to restrictions imposed by the Committee for a time period specified by the Committee. The holder of restricted stock units has the right, subject to any restrictions imposed by the Committee, to receive shares of Orbital ATK common stock, or a cash payment equal to the fair market value of those shares, at some future date determined by the Committee. The minimum vesting period for these awards is one year from the date of grant, but the Committee may permit accelerated vesting in the case of a participant’s death, disability, retirement, involuntary termination of employment, or a change in control of Orbital ATK. If the participant’s employment or service as a director terminates during the restriction period for any other reason, the restricted stock and restricted stock units will be forfeited, unless the Committee determines that it would be in the Company’s best interest to waive in whole or in part any or all of the remaining restrictions, subject to the limitations set forth in the Plan.
Dividend Equivalents. The holder of a dividend equivalent is entitled to receive payments (in cash, shares of Orbital ATK common stock, other securities or other property) equivalent to the amount of any cash dividends paid by Orbital ATK to stockholders with respect to a number of shares determined by the Committee. Dividend equivalents shall not be granted with respect to stock options and stock appreciation rights. Dividend equivalents may not be granted with respect to performance awards unless and until all conditions or restrictions relating to such award have been satisfied. Dividend equivalents may be awarded or credited with respect to performance awards for which the performance-based vesting conditions have been satisfied and the payment or issuance of the shares subject to the performance award has been deferred.
Performance Awards and Performance Goals. The Committee may grant awards payable in shares of Orbital ATK common stock or cash conditioned on the achievement of performance goals established by the Committee. These performance awards are intended to be deductible by Orbital ATK under Section 162(m) of the Internal Revenue Code. Accordingly, in the case of the chief executive officer and certain other highly-compensated executive officers, the performance awards are intended to satisfy the requirements of Section 162(m) of the Internal Revenue Code so that they are considered “performance-based compensation.” In order to qualify as “performance-based compensation” under Section 162(m), the performance awards for these executive officers will be conditioned solely on the achievement of one or more objective performance goals established by the Committee.
In the case of executive officers, the Committee determines the length of the performance period (or, if different, the period of service), establishes the performance goals for the performance period, and determines the amounts of the performance awards and any other terms and conditions of the awards no later than 90 days after the beginning of each performance period (or in any event, no later than the elapsing of 25% of the period of service to which the performance goals relate). Performance goals will be based on one or more of the following criteria: (i) sales or revenues (including, without limitation, sales or revenue growth); (ii) gross profit; (iii) income before interest and taxes; (iv) income before interest, taxes, depreciation and amortization; (v) net income; (vi) net income from operations; (vii) operating results excluding pension mark-to-market; (viii) earnings per share; (ix) return measures (including, without limitation, return on assets, capital, invested capital, equity, sales or revenues); (x) productivity ratios; (xi) expense or cost reduction measures; (xii) margins; (xiii) operating efficiency; (xiv) market share; (xv) orders; (xvi) customer satisfaction; (xvii) working capital targets; (xviii) budget comparisons; (xix) implementation or completion of specified projects or processes; (xx) the formation of joint ventures, establishment of research or development collaborations or the completion of other transactions; (xxi) cash flow (including, without limitation, operating cash flow, free cash flow and cash flow return on equity); (xxii) share price (including, without limitation, growth in share price and total stockholder return); (xxiii) profitability of an identifiable business unit or product; (xxiv) economic profit or economic value added; (xxv) cash value added; or (xxvi) backlog. In addition, in establishing the goals, the Committee may specify that the achievement of the performance goals will be calculated without regard to the negative or positive effect of certain events, including, without limitation, any of the following: charges for extraordinary items and other unusual and/or non-recurring items of loss or gain; asset impairments; litigation or claim judgments or settlements; changes in the Internal Revenue Code or tax rates; changes in accounting principles; changes in other laws, regulations or other provisions affecting reported results; charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing certain business activities; gains or losses from the acquisition or disposition of businesses or assets or from the early extinguishment of debt; and foreign currency exchange gains or losses.
The performance goals may relate to Orbital ATK, one or more of its subsidiaries or one or more of its business groups, divisions or units, or any combination of these, and may be applied on an absolute basis or be relative to one or more peer group companies or indices, or any combination of these, as determined by the Committee. The Committee is required to certify that the applicable performance goals have been met for the executive officers prior to payment of any performance awards to them.
Other Stock‑Based Awards. The Committee is authorized to grant other types of awards that are denominated or payable in or otherwise related to Orbital ATK common stock, subject to terms and conditions determined by the Committee.

Tax Withholding
The Committee, in its discretion and upon terms and conditions it may adopt, may require the Company to withhold shares of Orbital ATK common stock, or permit participants receiving or exercising awards to surrender shares of Orbital ATK common stock (either shares received upon the receipt or exercise of the award or shares previously owned by the participant), to satisfy the minimum statutory withholding taxes that are required to be withheld or collected by the Company upon the grant, exercise, vesting or payment of an award.
Transferability of Awards
Awards may be transferred only by will or by the laws of descent and distribution or by transfer back to the Company, including a transfer of an award (other than stock options) in connection with a deferral election under a Company deferred compensation plan. During the lifetime of a participant, an award may be exercised only by the participant to whom the award is granted or, if permissible under applicable law, the participant’s guardian or legal representative.
Term, Termination and Amendment
The Plan will terminate at midnight on August 4, 2025, unless terminated before then by the Board of Directors. Awards may be granted under the Plan until the Plan terminates or until all shares available for awards under the Plan have been purchased or acquired; provided, however, that incentive stock options may not be granted after May 5, 2025. After the termination of the Plan, no awards may be granted under the Plan, but previously granted awards will remain in effect as long as awards are outstanding under the Plan. The Board of Directors may amend or terminate the Plan at any time, except that prior stockholder approval will be required for any amendment to the Plan that would:

•	require stockholder approval under the rules or regulations of the Securities and Exchange Commission, the New York Stock Exchange or any other securities exchange that are applicable to the Company;

•	increase the number of shares authorized under the Plan (except in the case of a stock split or other recapitalization);

•	increase the number of shares subject to the award limitations described above under “Shares Available for Awards” (except in the case of a stock split or other recapitalization);

•	permit repricing, cancellation and replacement, or exchange of outstanding stock options or SARs (except in the case of a stock split or other recapitalization);

•	permit the award of stock options or SARs with an exercise price less than 100% of the fair market value of a share of Orbital ATK common stock contrary to the provisions of the Plan; or

•	cause the Section 162(m) exemption for qualified performance-based compensation to become unavailable with respect to awards granted under the Plan.
Subject to the provisions of the Plan, the Committee may not amend any outstanding award without the participant’s consent if the action would adversely affect the participant’s rights.
Federal Income Tax Consequences
Grant of Options and SARs. The grant of a stock option or SAR is not expected to result in any taxable income for the recipient.
Exercise of Options and SARs. Upon exercise of a non-qualified stock option, the option holder must recognize ordinary income equal to the excess of the fair market value of the shares of Orbital ATK common stock acquired on the date of exercise over the exercise price, and the Company generally will be entitled at that time to an income tax deduction for the same amount. The holder of an incentive stock option generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise), and the Company will not be entitled to an income tax deduction. Upon exercise of an SAR, the amount of any cash received and the fair market value on the exercise date of any shares of Orbital ATK common stock received are taxable to the recipient as ordinary income and generally deductible by the Company.
Disposition of Shares Acquired Upon Exercise of Options and SARs. The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under an option or SAR, except that the Company may be entitled to an income tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Internal Revenue Code have been satisfied.
Awards Other than Options and SARs. As to other awards granted under the Plan that are payable either in cash or shares of Orbital ATK common stock that are either transferable or not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to (a) the amount of cash received or, as applicable, (b) the excess of the (i) fair market value of the shares received (determined as of the date of receipt) over (ii) the amount (if any) paid for the shares by the holder of the award. The Company generally will be entitled at that time to an income tax deduction for the same amount.
As to an award that is payable in shares of Orbital ATK common stock that are restricted as to transferability and subject to substantial risk of forfeiture, unless a special election is made by the holder of the award pursuant to the Internal Revenue Code, the holder must recognize ordinary income equal to the excess of (i) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the shares by the holder of the award. The Company generally will be entitled at that time to an income tax deduction for the same amount.
Income Tax Deduction. Subject to the usual rules concerning reasonable compensation, including the Company’s obligation to withhold or otherwise collect certain income and payroll taxes, and assuming that, as expected, stock options, SARs and certain other performance awards paid under the Plan are “qualified performance‑based compensation” within the meaning of Section 162(m) of the Internal Revenue Code, the Company generally will be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the Plan.
New Plan Benefits
No benefits or amounts have been granted, awarded or received under the Plan. The Compensation and Human Resources Committee in its sole discretion will determine the number and types of awards that will be granted under the Plan. Therefore, the benefits and amounts that will be received or allocated under the Plan are not determinable at this time. Information regarding grants of equity awards made during the last fiscal year is contained in the Summary Compensation Table, the Grants of Plan-Based Awards table, and the Director Compensation section in this proxy statement.
The closing price of Orbital ATK common stock on the New York Stock Exchange on June 8, 2015 was $72.98.
Board Recommendation
Our Board of Directors recommends a vote FOR approval of the Orbital ATK, Inc. 2015 Stock Incentive Plan. Proxies will be voted FOR the proposal unless otherwise specified.

PROPOSAL 4
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has appointed PricewaterhouseCoopers LLP ("PwC") as Orbital ATK's independent registered public accounting firm to audit Orbital ATK's financial statements for the transition fiscal period ending December 31, 2015. We are asking our stockholders to ratify the selection of PwC as the Company’s independent auditor.
Although ratification is not required by the Company's Bylaws or otherwise, we are asking our stockholders to ratify this appointment as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent accounting firm. Even if the selection is ratified, the Committee may select a different independent accounting firm at any time during the year if it determines that this would be in the best interests of the Company and its stockholders.
The Audit Committee approved the appointment of PwC, a change from the Company's accounting firm for the fiscal year ended March 31, 2015, after completing a thorough competitive process and rigorous review of PwC. In deciding to appoint PwC, the Committee considered, among other things:
•The PwC audit team's exceptional knowledge and experience with respect to the aerospace and defense industry;

•
PwC's historical and recent record of strong performance as Orbital's independent auditors prior to the Merger and the resulting extensive familiarity that the PwC audit team has developed with respect to a substantial portion of the Company's business;

•PwC's expertise in IT controls and cybersecurity;
•PwC's competitive fees in relation to its peer firms; and
•The PwC audit team's strong client references.
Based on its detailed evaluation and review, the Audit Committee believes that PwC is independent and that it is in the best interests of the Company and our stockholders to retain PwC as the Company's independent registered public accounting firm for the fiscal period ending December 31, 2015.
A representative of PwC will be present at the Annual Meeting and will have the opportunity to make a statement and to respond to appropriate questions from stockholders.
The Company’s independent registered public accounting firm for the most recently completed fiscal year, the fiscal year ended March 31, 2015, was Deloitte & Touche LLP. We do not expect representatives of Deloitte & Touche LLP to be present at the Annual Meeting.

        Our Board of Directors recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as Orbital ATK's independent registered public accounting firm.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP acted as Orbital ATK's independent registered public accounting firm and also provided certain other services for the fiscal year ended March 31, 2015.
Annually, the Audit Committee reviews and pre-approves the audit services to be provided by our independent registered public accounting firm (independent auditors) for the fiscal year, including the financial plan for the audit fees and services. In addition, the Audit Committee annually provides pre-approval for designated types of services that may be provided by the independent auditors without obtaining specific pre-approval from the Audit Committee, subject to an annual dollar limitation and other terms specified by the Committee in its pre-approval policy. In accordance with the pre-approval policy, Orbital ATK's Chief Financial Officer reports to the Audit Committee at each regular meeting of the Committee the specific services provided by the independent auditor and the dollar amounts of fees paid for such services since the last Committee meeting. Any other service to be provided by the independent auditor requires specific pre-approval by the Audit Committee. The Audit Committee has delegated to the Chair of the Committee the authority to grant pre-approvals. Any pre-approval by the Chair of the Audit Committee is presented to the full Committee at its next scheduled meeting.
The following table sets forth the amount of audit fees, audit-related fees, tax fees, and all other fees billed for services by Deloitte & Touche LLP for each of the last two fiscal years. All fees were pre-approved by the Audit Committee or the Chair of the Audit Committee.

	Fiscal Year Ended 3/31/2015	Fiscal Year Ended 3/31/2014
Audit Fees	$5,928,940	$2,264,576
Audit-Related Fees	1,284,674	1,002,200
Tax Fees	375,651	1,125,066
All Other Fees	—	25,000
Total Fees	$7,589,265	$4,416,842
The Audit Fees billed or to be billed for the fiscal years ended March 31, 2015 and 2014 were for professional services rendered for audits of the Company's annual consolidated financial statements and internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002 and reviews of the Company's quarterly financial statements. The amount for fiscal 2015 also included professional services rendered for a carve-out audit for Vista Outdoor Inc. in connection with the Spin-off of Vista Outdoor and a re-audit of Bushnell Group Holdings, Inc., which the Company acquired in fiscal 2014, for the three years ended October 31, 2013. The re-audit of Bushnell was required in connection with the Spin-off.
The Audit-Related Fees billed in the fiscal years ended March 31, 2015 and 2014 were primarily for services relating to due diligence for strategic initiatives and research tools. The amount for fiscal 2014 also included services related to a private placement debt offering.
The Tax Fees billed in each of the fiscal years ended March 31, 2015 and 2014 were for services related to tax compliance, tax advice and tax planning.
The Other Fees billed in the fiscal year ended March 31, 2014 were for consultation services related to developing the Company's strategic vision.

AUDIT COMMITTEE REPORT
The Audit Committee is composed solely of independent directors, as determined by the Board of Directors under the rules of the Securities and Exchange Commission and the New York Stock Exchange listing standards. In addition, the Board of Directors has determined that each of Robert M. Hanisee, Douglas L. Maine and Roman Martinez IV is an "audit committee financial expert," as defined under applicable federal securities law and regulations. The Board of Directors has adopted a written charter for the Audit Committee, which is available on the Company's website. The Audit Committee has sole authority to appoint, terminate or replace the Company's independent registered public accounting firm, which reports directly to the Audit Committee.
The Audit Committee reviews the Company's financial statements and the Company's financial reporting process. Management has the primary responsibility for the Company's financial statements and internal control over financial reporting, as well as disclosure controls and procedures. In this context, the Audit Committee:

•
reviewed and discussed with management and Deloitte & Touche LLP, the Company's independent registered public accounting firm ("Deloitte") for the fiscal year ended March 31, 2015, the Company's audited consolidated financial statements for the same period;

•	discussed with Deloitte the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board;

•
received the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte's communications with the Audit Committee concerning independence; and

•	discussed with Deloitte the firm's independence.

Other significant activities of the Audit Committee during the fiscal year ended March 31, 2015 included:

•
evaluation of Deloitte's qualifications, performance and independence in determining to engage Deloitte as the Company’s independent registered public accounting firm for the fiscal year ended March 31, 2015;

•
approval of Deloitte's audit plan and proposed fees for the fiscal year ended March 31, 2015, after considering the process for determining the appropriate scope of the audit, the basis for the proposed fees, and the adequacy of the aggregate hours proposed for the fiscal year audit;

•	pre-approval of any additional Deloitte services and fees, along with a quarterly review of all fees paid to Deloitte under the Committee’s pre-approval policy with respect to Deloitte's services;

•	approval of the Company's Internal Audit plan for the fiscal year ended March 31, 2015; and

•
conducting a rigorous competitive process and thorough review of the qualifications of PricewaterhouseCoopers LLP before deciding to engage it as the Company’s independent registered public accounting firm for the transition period ending December 31, 2015. PricewaterhouseCoopers LLP was the independent auditing firm for Orbital Sciences Corporation prior to the merger of ATK’s Aerospace and Defense Groups with Orbital.

The Audit Committee's significant activities during the fiscal year ended March 31, 2015 also included regular reviews and discussions of:

•	the Chief Executive Officer's and Chief Financial Officer's evaluation of disclosure controls and procedures and internal control over financial reporting;

•
the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, including the financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations;

•	earnings releases and financial information and earnings guidance provided to the Company's analysts;

•	Deloitte's reports on financial statements and the effectiveness of the Company's internal control over financial reporting;

•	significant activities and audit results of the Company's Internal Audit department;

•	significant litigation and legal matters;

•	risks of a financial or accounting nature that might face the Company;

•	ethics and compliance matters, particularly any that involve auditing or accounting concerns; and

•
related person transactions involving the Company's executive officers and beneficial owners of more than five percent of the Company's common stock, to determine whether any such transactions created any conflicts of interest. In March 2015, the Board of Directors re-delegated to the Board’s Governance Committee the responsibility to review and address any such related person transactions and conflicts of interest.

Based on the Audit Committee's review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K, for the fiscal year ended March 31, 2015, filed with the Securities and Exchange Commission.

Audit Committee
Douglas L. Maine, Chair
Kevin P. Chilton
Martin C. Faga
Robert M. Hanisee
Ronald T. Kadish
Roman Martinez IV

FUTURE STOCKHOLDER PROPOSALS
Stockholder Proposals Intended to be Included in Our Proxy Statement; Voting on Proxy Statement Proposals
If you would like to submit a proposal for us to include in the proxy statement for our 2016 annual meeting, you must comply with Rule 14a-8 under the Securities Exchange Act of 1934. Due to the Company’s previously-announced change from a March 31 fiscal year-end to a December 31 fiscal year-end, it is expected that the Company’s 2016 Annual Meeting of Stockholders will be held approximately three months earlier than in prior years. Therefore, in accordance with Rule 14a-8, you must also make sure that we receive your proposal at our executive offices (sent c/o Corporate Secretary) within a reasonable time before the Company begins to print and send its proxy materials for the 2016 annual meeting. Any stockholder proposal included in our proxy statement will also be included on our form of proxy so that stockholders can indicate how they wish to vote their shares on the proposal.
Stockholder Director Nominations
If you would like to recommend a person for consideration as a nominee for election as a director at our 2016 annual meeting, you must comply with the advance notice provisions of our Bylaws. Due to the change in the Company’s fiscal year and the expectation that the Company’s 2016 Annual Meeting of Stockholders will be held approximately three months earlier than in prior years, our Bylaw provisions require that we receive your nomination at our executive offices (sent c/o Corporate Secretary) no later than the later of (1) May 7, 2016 (90 days prior to the first anniversary of our 2015 annual meeting) or (2) the close of business on the tenth calendar day following the public disclosure of the date of our 2016 annual meeting. Additional information regarding the consideration of stockholder recommendations for nominees to the Board can be found in this proxy statement under the heading "Corporate Governance—Meetings of the Board and Board Committees—Governance Committee."
Other Stockholder Proposals; Discretionary Voting on Other Stockholder Proposals
If you would like to present a proposal at our 2016 annual meeting without including it in our proxy statement, you must comply with the advance notice provisions of our Bylaws. Due to the change in the Company’s fiscal year and the expectation that the Company’s 2016 Annual Meeting of Stockholders will be held approximately three months earlier than in prior years, our Bylaw provisions require that we receive your proposal at our executive offices (sent c/o Corporate Secretary) no earlier than May 7, 2016 (90 days prior to the first anniversary of our 2015 annual meeting) or (2) the close of business on the tenth calendar day following the public disclosure of the date of our 2016 annual meeting. If we receive an eligible proposal that is not included in our proxy statement, the persons named in our proxy for the 2016 annual meeting will have discretionary authority to vote on the proposal using their best judgment, subject to the provisions of Rule 14a-4(c) under the Securities Exchange Act of 1934.
General Information
If the presiding officer at the 2016 annual meeting of stockholders determines that a stockholder proposal or stockholder director nomination was not submitted in compliance with the advance notice provisions of our Bylaws, the proposal or nomination will be ruled out of order and not acted upon.

The above information is only a summary of some of the requirements of the advance notice provisions of our Bylaws. If you would like to receive a copy of the provisions of our Bylaws setting forth all of these requirements, you should write to our executive offices, c/o Corporate Secretary.

By Order of the Board of Directors,

Thomas E. McCabe Secretary
June 24, 2015

APPENDIX A

ORBITAL ATK, INC.
2015 STOCK INCENTIVE PLAN

Section 1.	Purpose of the Plan; Effect on Prior Plans
(a)Purpose of the Plan. The purpose of the Plan is to assist the Company in attracting, retaining and motivating employees, officers and non-employee Directors capable of assuring the future success of the Company through the grant of Awards to such persons under the Plan. The Company expects that Awards of stock-based compensation and opportunities for stock ownership in the Company will align the interests of Plan participants with those of the Company’s stockholders and provide incentives to Plan participants to act in the long-term best interests of the Company.
(b)Effect on Prior Plans. From and after the date of stockholder approval of this Plan, all equity awards to employees, officers and non-employee Directors will be granted under the Plan. All outstanding awards previously granted under a prior stock incentive plan will remain outstanding in accordance with their terms.
Section 2.Definitions
As used in the Plan, the following terms shall have the meanings set forth below:
(a)“Affiliate” means (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.
(b)“Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Dividend Equivalent, Performance Award or Other Stock-Based Award granted under the Plan.
(c)“Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award granted under the Plan. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.
(d)“Board” means the Board of Directors of the Company.
(e)“Change in Control” shall have the definition approved by the Committee and contained within the Company’s Income Security Plan (a change-in-control severance plan for certain executive officers and other senior management of the Company) or within another severance plan or executive change-in-control severance agreement between a Participant and the Company, as applicable, or as specified in a Participant’s Award Agreement; provided that, for purposes of Awards granted under this Plan, a Change in Control shall not be deemed to occur until the actual consummation of the event that results in a change in control.
(f)“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.
(g)“Committee” means the Compensation and Human Resources Committee of the Board or any successor committee of the Board designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “Non-Employee Director” within the meaning of Rule 16b-3 and an “outside director” within the meaning of Section 162(m) of the Code. The Company expects to have the Plan administered in accordance with the requirements for the award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. To the extent required by the corporate governance rules of the New York Stock Exchange, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the rules of the New York Stock Exchange).
(h)“Company” means Orbital ATK, Inc., a Delaware corporation.
(i)“Director” means a member of the Board.
(j)“Dividend Equivalent” means any right granted under Section 6(d) of the Plan.
(k)“Eligible Person” means any employee, officer or non-employee Director of the Company or any Affiliate whom the Committee determines to be an Eligible Person.
(l)“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(m)“Fair Market Value” means, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of a Share on a given date for purposes of the Plan shall be the closing sale price of the Shares on the New York Stock Exchange as reported in the consolidated transaction reporting system on such date or, if such Exchange is not open for trading on such date, on the most recent preceding date when such Exchange is open for trading.
(n)“Incentive Stock Option” means an option granted under Section 6(a) of the Plan that is intended to meet the rules and requirements of Section 422 of the Code or any successor provision.
(o)“Non-Qualified Stock Option” means an option granted under Section 6(a) of the Plan.
(p)“Option” means an Incentive Stock Option or a Non-Qualified Stock Option.
(q)“Other Stock-Based Award” means any right granted under Section 6(f) of the Plan.
(r)“Participant” means an Eligible Person who is designated by the Committee to be granted an Award under the Plan.
(s)“Performance Award” means any right granted under Section 6(e) of the Plan.
(t)“Performance Goal” means an objective and measurable performance goal or goals providing for a targeted level or levels of achievement using one or more of the following measures: (i) sales or revenues (including, without limitation, sales or revenue growth); (ii) gross profit; (iii) income before interest and taxes; (iv) income before interest, taxes, depreciation and amortization; (v) net income; (vi) net income from operations; (vii) operating results excluding pension mark-to-market; (viii) earnings per Share; (ix) return measures (including, without limitation, return on assets, capital, invested capital, equity, sales or revenues); (x) productivity ratios; (xi) expense or cost reduction measures; (xii) margins; (xiii) operating efficiency; (xiv) market share; (xv) orders; (xvi) customer satisfaction; (xvii) working capital targets; (xviii) budget comparisons; (xix) implementation or completion of specified projects or processes; (xx) the formation of joint ventures, establishment of research or development collaborations or the completion of other transactions; (xxi) cash flow (including, without limitation, operating cash flow, free cash flow and cash flow return on equity); (xxii) Share price (including, without limitation, growth in Share price and total stockholder return); (xxiii) profitability of an identifiable business unit or product; (xxiv) economic profit or economic value added; (xxv) cash value added or (xxvi) backlog. The foregoing measures may relate to the Company, one or more of its subsidiaries or one or more of its business groups, divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. On or before the 90th day of the applicable performance period (or, if different, the period of service) for which Performance Goals are established, or in any event, no later than twenty-five percent (25%) of the period of service to which the Performance Goal relates has elapsed, the Committee may specify that the achievement of the Performance Goals will be calculated without regard to the negative or positive effect of certain events, including, without limitation, any of the following events: charges for extraordinary items and other unusual and/or non-recurring items of loss or gain; asset impairments; litigation or claim judgments or settlements; changes in the Code or tax rates; changes in accounting principles; changes in other laws, regulations or other provisions affecting reported results; charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing certain business activities; gains or losses from the acquisition or disposition of businesses or assets or from the early extinguishment of debt; and foreign currency exchange gains or losses.
(u)“Person” means any individual, corporation, partnership, association or trust.
(v)“Plan” means this Orbital ATK, Inc. 2015 Stock Incentive Plan, as amended from time to time.
(w)“Restricted Stock” means any Share granted under Section 6(c) of the Plan.
(x)“Restricted Stock Unit” means any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.
(y)“Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule or regulation.
(z)“Section 162(m)” means Section 162(m) of the Code, or any successor provision, and the applicable Treasury Regulations and other guidance thereunder.
(aa)“Shares” means shares of common stock, par value of $0.01 per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.
(ab)“Stock Appreciation Right” means any right granted under Section 6(b) of the Plan.

Section 3.Administration
(a)Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to vesting conditions, the forfeiture of any Award, and the recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement, provided, however, that, except as otherwise provided in Section 4(c) hereof, the Committee shall not reprice, adjust or amend the exercise price of Options or the grant price of Stock Appreciation Rights previously awarded to any Participant, whether through amendment, cancellation and replacement grant, exchange for cash or any other Awards, or any other means; (vi) accelerate the exercisability of any Award or the lapse of restrictions relating to any Award; (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (viii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable to a Participant with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder of the Award or the Committee; (ix) interpret and administer the Plan and any instrument or agreement, including any Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.
(b)Delegation. The Committee may delegate its powers and duties under the Plan to one or more Directors (including a Director who is also an officer of the Company) or a committee of Directors, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under the Plan (i) with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m) of the Code.
(c)Power and Authority of the Board of Directors. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b-3, Section 162(m), applicable corporate law, or stock exchange listing rules. Where the Board has determined to exercise such powers and duties, all references herein to the Committee shall be deemed references to the Board.
Section 4.Shares Available for Awards
(a)Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan and the Share counting rules in Section 4(b) below, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 3,750,000. Shares to be issued under the Plan will be authorized but unissued Shares or Shares that have been reacquired by the Company and designated as treasury shares.
(b)Counting Shares. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan, subject to the counting rules of this Section 4(b). Each Share issued pursuant to an award of Options or Stock Appreciation Rights shall reduce the aggregate plan limit by one Share. Each Share issued pursuant to an award other than Options or Stock Appreciation Rights shall reduce the aggregate Plan limit by 2.50 Shares. Any Award or portion of an Award that, in accordance with the terms of the applicable Award Agreement, is payable only in cash shall not be counted against the number of Shares authorized under the Plan.
(i)Shares Added Back to the Plan Reserve. Shares that are subject to Awards that terminate, lapse or are cancelled or forfeited shall be available again for grant under the Plan as follows: (1) each Share that was subject to an award of Options or Stock Appreciation Rights shall be added back to the Plan on a one-for-one basis and (2) any Shares that were underlying an award other than Options or Stock Appreciation Rights shall be added back to the Plan in an amount equal to 2.50 Shares for each Share subject to such Award.
(ii)Shares Not Added Back to the Plan Reserve. Shares that are tendered by a Participant or withheld by the Company as full or partial payment to the Company of the purchase or exercise price relating to an Award or to satisfy tax withholding obligations relating to an Award shall not be available for future grants under the Plan. In addition, if the exercise price of an Option under the Plan is paid in Shares, then the gross number of Shares for which the Option is exercised (rather than the net number of Shares issued upon exercise) shall be counted against the number of Shares authorized under the Plan. Shares purchased on the open market with the cash proceeds from the exercise of Options shall not be added back to the number of Shares authorized for issuance under the Plan and shall not be available for grant under the Plan. If Stock Appreciation Rights are settled in Shares upon exercise, the gross number of Shares subject to the Award (rather than the net number of Shares issued upon exercise) shall be counted against the number of Shares authorized under the Plan.
(c)Adjustments. In the event that an equity restructuring, as defined as a nonreciprocal transaction between the Company and its stockholders that causes the per-share fair value of the Shares underlying an Option or similar Award to change (e.g., stock dividend, stock split, spinoff, etc.), has occurred, the Committee shall make an equitable adjustment to (i) the number and type of Shares (or other securities) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award.
In the event that the Committee shall determine that an event other than an equity restructuring, as defined above, affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award.
It is intended that any adjustments contemplated by the preceding two paragraphs be done in a manner consistent with Section 409A of the Code and (where applicable) Section 424 of the Code. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.
(d)Award Limitations Under the Plan.
(i)Section 162(m) Limitation for Certain Types of Awards. No Participant may be granted Options, Stock Appreciation Rights or any other Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than 100,000 Shares (subject to adjustment as provided in Section 4(c) of the Plan) in the aggregate in any calendar year. The foregoing annual limitation specifically applies to any Award or Awards representing “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.
(ii)Section 162(m) Limitation for Performance Awards. No Participant may be granted Performance Awards in excess of 150,000 Shares (subject to adjustment as provided in Section 4(c) of the Plan) in the aggregate in any calendar year. This limitation does not apply to any Award subject to the limitation contained in Section 4(d)(i) of the Plan.
(iii)Limitation on Awards Granted to Non-Employee Directors. Directors who are not also employees of the Company or an Affiliate may not be granted Awards in the aggregate for more than 5% of the Shares available for Awards under the Plan, subject to adjustment as provided in Section 4(c) of the Plan.
(iv)Limitation on Incentive Stock Options. The number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 1,000,000, subject to adjustment as provided in Section 4(c) of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision.
Section 5.Eligibility
Any Eligible Person may be designated to be a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services provided by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.	Awards
(a)Options. The Committee may grant Options with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:
(i)Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a per share exercise price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.
(ii)Option Term. The term of each Option shall be fixed by the Committee but shall not be longer than 10 years from the date of grant.
(iii)Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares (including Shares otherwise issuable upon the exercise of the underlying Option), other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.
(iv)Minimum Vesting Provision. Options shall have a minimum vesting period of one year from the date of grant. Options shall not be deemed to lack a minimum vesting period solely because they vest before the end of the period in the event of the Participant’s death, disability, retirement or involuntary termination, or upon or after a Change in Control, all as determined by the Committee (subject to the provisions of the Plan) and set forth in the Award Agreement or other written instrument between the Company and a Participant.
(v)No Reload Options. The Committee shall not have the authority to grant an Option which provides that the Participant shall be granted a new Option (sometimes referred to as a “reload option”) for a number of Shares equal to the number of Shares surrendered by the Participant upon exercise of all or a part of the original Option.
(b)Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:
(i)Exercise Price. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a per share grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate.
(ii)Minimum Vesting Provision. Stock Appreciation Rights shall have a minimum vesting period of one year from the date of grant. Stock Appreciation Rights shall not be deemed to lack a minimum vesting period solely because they vest before the end of the period in the event of the Participant’s death, disability, retirement or involuntary termination, or upon or after a Change in Control, all as determined by the Committee (subject to the provisions of the Plan) and set forth in the Award Agreement or other written instrument between the Company and a Participant.
(c)Restricted Stock and Restricted Stock Units. The Committee may grant Awards of Restricted Stock and Restricted Stock Units with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:
(i)Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.
(ii)Minimum Vesting Provision. Awards of Restricted Stock and Restricted Stock Units shall have a minimum vesting period of one year from the date of grant. Awards of Restricted Stock and Restricted Stock Units shall not be deemed to lack a minimum vesting period solely because they vest before the end of the period in the event of the Participant’s death, disability, retirement or involuntary termination, or upon or after a Change in Control, all as determined by the Committee (subject to the provisions of the Plan) and set forth in the Award Agreement or other written instrument between the Company and a Participant.
(iii)Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that is no longer subject to restrictions shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Following the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.
(iv)Forfeiture. Except as otherwise determined by the Committee, upon a Participant’s termination of employment or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by the Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units, subject to any limitations set forth in the Plan.
(d)Dividend Equivalents. The Committee may grant Dividend Equivalents under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of any cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. In no event shall Dividend Equivalents be granted with respect to Options or Stock Appreciation Rights. In addition, Dividend Equivalents may not be granted with respect to any Performance Award or other Award subject to performance-based vesting conditions unless and until all conditions or restrictions relating to such Award (or a portion of the Award) have been satisfied. Dividend Equivalents may be awarded or credited with respect to Performance Awards for which the performance-based vesting conditions have been satisfied and the payment or issuance of the Shares subject to the Performance Award has been deferred.
(e)Performance Awards. The Committee may grant Performance Awards denominated in Shares that may be settled or payable in Shares (including, without limitation, Restricted Stock or Restricted Stock Units) or cash and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine.
(i)Awards Subject to Section 162(m) of the Code. Performance Awards granted to Participants who may be “covered employees” under Section 162(m) of the Code, if so designated by the Committee, are intended to be “qualified performance-based compensation” within the meaning of Section 162(m). Performance Awards shall, to the extent required by Section 162(m), be conditioned solely on the achievement of one or more objective Performance Goals, and such Performance Goals shall be established by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m). Subject to the terms of the Plan and any applicable Award Agreement, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award, and any other terms and conditions of any Performance Award shall be determined by the Committee. The Committee also shall have the authority to provide for accelerated vesting of any Performance Award based on the achievement of any Performance Goals. In the event such accelerated vesting causes accelerated payment under the terms of the Award, the amount of the payment may be discounted to compensate for the acceleration of the payment if necessary to comply with the requirements of Section 162(m) of the Code. The Committee shall also certify in writing that such Performance Goals have been met prior to payment of the Performance Awards to the extent required by Section 162(m). With respect to covered employees, Performance Awards issued under the Plan that are designated by the Committee as intending to be “qualified performance-based compensation” are intended to avoid loss of the deduction referred to in paragraph (1) of Section 162(m) of the Code or any successor section thereto. Accordingly, the terms of this Section 6(e) shall be interpreted in a manner consistent with Section 162(m) of the Code.
(ii)In the event that applicable laws change to permit Board discretion to alter the governing Performance Goals without obtaining stockholder approval of such changes, the Board shall have sole discretion to make such changes without obtaining stockholder approval, provided that the exercise of such discretion shall not be inconsistent with the requirements of Code Section 162(m). In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as performance-based compensation, the Committee may make such grants without satisfying the requirements of Section 162(m) of the Code and base vesting on Performance Goals other than those set forth herein.
(iii)Minimum Vesting Provision. Performance Awards shall have a minimum performance period of one year. Performance Awards shall not be deemed to lack a minimum performance period solely because they vest before the end of the period in the event of the Participant’s death, disability, retirement or involuntary termination, or upon or after a Change in Control, all as determined by the Committee (subject to the provisions of the Plan) and set forth in the Award Agreement or other written instrument between the Company and a Participant.
(f)Other Stock-Based Awards. The Committee may grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares (including, without limitation, securities convertible into Shares, or fully vested Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and the Award Agreement. Shares, or other securities delivered pursuant to a purchase right granted under this Section 6(f), shall be purchased for consideration having a value equal to at least 100% of the Fair Market Value of such Shares or other securities on the date the purchase right is granted. In addition, any Other Stock-Based Awards shall have a minimum vesting period of one year; provided, however, that such Awards will not be deemed to lack a minimum vesting period solely because they vest before the end of the period in the event of the Participant’s death, disability, retirement or involuntary termination, or upon or after a Change in Control, all as determined by the Committee (subject to the provisions of the Plan) and set forth in the Award Agreement or other written instrument between the Company and a Participant.
(g)Certain Provisions Relating to Awards.
(i)Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.
(ii)Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.
(iii)Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares (including, in the case of Options, Shares otherwise issuable upon the exercise of the underlying Option), other securities, other Awards or other property, or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.
(iv)Term of Awards. The term of each Award shall be for a period not longer than 10 years from the date of grant.
(v)Double-Trigger Vesting in the Event of a Change in Control. In the event of a Change in Control where the Award or Awards continue, or are assumed or substituted, the vesting provisions of an Award shall not lapse, and the time of exercisability of an Award shall not be accelerated to a date, in either case, earlier than (1) the original vesting or exercise date specified in the applicable Award Agreement or (2) the date the Participant’s employment or other service relationship with the Company or any of its Affiliates is terminated by the Company or an Affiliate without “cause” or by the Participant for “good reason,” as those terms are defined by the Committee in the applicable severance plan or agreement.
(vi)Limits on Transfer of Awards. No Award and no right under any such Award shall be transferable by a Participant other than (1) by will or by the laws of descent and distribution or (2) by transfer of an Award back to the Company, including a transfer of an Award (but not any Stock Options) to the Company in connection with a deferral election under a Company deferred compensation plan. The Committee may establish procedures as it deems appropriate for a Participant to designate a Person or Persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death. Each Award under the Plan or right under any such Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.
(vii)Restrictions; Securities Matters. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made or legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.
(viii)Recoupment, Stock Holding and Other Company Policies. All Awards granted under the Plan shall be subject to the Company’s clawback or recoupment policy, stock holding policy, share trading policies, and other applicable policies that may be implemented by the Company from time to time.
(ix)Additional Exceptions to Minimum Vesting. The minimum vesting periods under the Plan shall not apply (1) to Awards made in payment of or exchange for other earned compensation (including performance-based Awards) and (2) to a substitute Award that does not reduce the vesting period of the Award being replaced. In addition, up to 5% of the Shares available for issuance pursuant to Awards under the Plan may be granted without regard to any minimum vesting period.

(x)Compliance with Section 409A of the Code. The Plan is intended to comply with the requirements of Section 409A of the Code, to the extent applicable. All Award Agreements shall be construed and administered such that the Award either qualifies for an exemption from the requirements of Section 409A of the Code or satisfies the requirements of Section 409A of the Code. If an Award is subject to Section 409A of the Code, (1) payment, distribution or settlement, as applicable, shall only be made in a manner and upon an event permitted under Section 409A of the Code, (2) payment, distribution or settlement, as applicable, to be made upon a termination of employment shall only be made upon a “separation from service” under Section 409A of the Code, and (3) in no event shall a Participant, directly or indirectly, designate the calendar year in which a payment, distribution or settlement, as applicable, is made except in accordance with Section 409A of the Code. Notwithstanding anything in this Plan or an Award Agreement to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A of the Code and as determined under the Company’s policy for determining specified employees, on the date of his or her “separation from service” within the meaning of Section 409A of the Code, the distribution, payment or settlement, as applicable, of all of Participant’s Awards that are both (I) subject to Section 409A of the Code and (II) distributable, payable or settleable, as appropriate, on account of a separation from service, shall be postponed for six months following the date of the Participant’s separation from service. If a distribution, payment or settlement, as applicable, is delayed pursuant to this paragraph, the distribution, payment or settlement, as applicable, shall be made within the 30-day period following the first business day of the seventh month following the Participant’s separation from service; provided that if the Participant dies during such six-month period, any postponed amounts shall be paid within 90 days of the Participant’s death. This distribution, payment or settlement, as applicable, shall include the cumulative amount of any amount that could not be paid or provided during such period. To the extent that any provision of the Plan or an Award Agreement would cause a conflict with the requirements of Section 409A of the Code, or would cause the administration of the Plan or an Award to fail to satisfy the requirements of Section 409A of the Code, such provision shall be deemed amended to the extent practicable to avoid adverse tax consequences under Section 409A of the Code for the Participant (including his or her beneficiaries). Notwithstanding any provision in this Plan to the contrary, neither the Company nor the Committee shall have any liability to any person in the event such Section 409A of the Code applies to any Award in a manner that results in adverse tax consequences for the Participant or any of his or her beneficiaries.
Section 7.Amendment and Termination; Corrections
(a)Amendments to the Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, prior approval of the stockholders of the Company shall be required for any amendment to the Plan that would:
(i)require stockholder approval under the rules or regulations of the Securities and Exchange Commission, the New York Stock Exchange or any other securities exchange that are applicable to the Company;
(ii)increase the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;
(iii)increase the number of shares subject to the limitations contained in Section 4(d) of the Plan;
(iv)permit repricing, cancellation and replacement, or exchange of Options or Stock Appreciation Rights, which are prohibited by Section 3(a)(v) of the Plan;
(v)permit the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Sections 6(a)(i) and 6(b) of the Plan; or
(vi)cause the Section 162(m) exemption for qualified performance-based compensation to become unavailable with respect to Awards granted under the Plan.
(b)Amendments to Awards. Subject to the provisions of the Plan, the Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided in the Plan, the Committee may amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, but no such action may adversely affect the rights of the holder of such Award without the consent of the Participant or holder or beneficiary thereof.
(c)Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.
Section 8.Tax Withholding
The Company may take such action as it deems appropriate to withhold or collect from a Participant the applicable federal, state, local or foreign payroll, withholding, income or other taxes that are required to be withheld or collected by the Company upon the grant, exercise, vesting or payment of an Award. The Committee may require the Company to withhold Shares having a Fair Market Value equal to the amount necessary to satisfy the Company’s minimum statutory withholding requirements upon the grant, exercise, vesting or payment of an Award from Shares that otherwise would have been delivered to a Participant. The Committee may, subject to any terms and conditions that the Committee may adopt, permit a Participant to elect to pay all or a portion of the minimum statutory withholding taxes by (a) having the Company withhold Shares otherwise to be delivered upon the grant, exercise, vesting or payment of an Award with a Fair Market Value equal to the amount of such taxes, (b) delivering to the Company Shares other than Shares issuable upon the grant, exercise, vesting or payment of an Award with a Fair Market Value equal to the amount of such taxes or (c) paying cash. Any such election must be made on or before the date that the amount of tax to be withheld is determined.

Section 9.	General Provisions
(a)No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.
(b)Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant or until such Award Agreement is delivered and accepted through any electronic medium in accordance with procedures established by the Company.
(c)Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.
(d)No Rights of Stockholders. Except with respect to Restricted Stock and (if applicable) Other Stock-Based Awards, neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until the Shares have been issued.
(e)No Limit on Other Compensation Plans or Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements.
(f)No Right to Employment or Directorship. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, or a Director to be retained as a Director, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, or remove a Director in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment or remove a Director who is a Participant free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.
(g)Governing Law. The internal law, and not the law of conflicts, of the State of Delaware shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award. In addition, it is the intent of the Company that the Plan and applicable Awards under the Plan comply with the applicable provisions of Section 162(m) of the Code to the extent an Award has been designated in advance to so comply. To the extent that any legal requirement of Section 16 of the Exchange Act or Section 162(m) of the Code as set forth in the Plan ceases to be required under Section 16 of the Exchange Act or Section 162(m) of the Code, that Plan provision shall cease to apply.
(h)Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.
(i)No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.
(j)No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(k)Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
Section 10.Effective Date of the Plan
The Plan shall be subject to approval by the stockholders of the Company at the annual meeting of stockholders of the Company to be held on August 5, 2015 and the Plan shall be effective as of the date of such stockholder approval.

Section 11.	Term of the Plan
The Plan shall terminate at midnight on August 4, 2025 unless terminated before then by the Board. Awards may be granted under the Plan until the Plan terminates or until all Shares available for Awards under the Plan have been purchased or acquired; provided, however, that Incentive Stock Options may not be granted following the 10-year anniversary of the Board’s adoption of the Plan. After the termination of this Plan, either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards (and the authority of the Committee with respect to the Awards, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions (and the terms and conditions of the Plan, which shall continue to apply to such Awards as long as they remain outstanding).

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on August 5, 2015.

ORBITAL ATK, INC.

ORBITAL ATK, INC.
45101 WARP DRIVE
DULLES, VA 20166

M94649-P67546-Z66096

Meeting Information

Meeting Type: Annual Meeting
For holders as of: June 8, 2015
Date: August 5, 2015 **Time:** 9:00 AM Local Time
Location: Corporate Headquarters
45101 Warp Drive
Dulles, VA 20166

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. NOTICE AND PROXY STATEMENT 2. ANNUAL REPORT TO STOCKHOLDERS

How to View Online:
Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 22, 2015 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M94650-P67546-Z66096

Voting Items

The Board of Directors recommends you vote FOR each of the listed nominees.

1. Election of Directors

Nominees:

1a. Kevin P. Chilton

1b. Roxanne J. Decyk

1c. Mark W. DeYoung

1d. Martin C. Faga

1e. Lennard A. Fisk

1f. Ronald R. Fogleman

1g. Robert M. Hanisee

1h. Ronald T. Kadish

1i. Tig H. Krekel

1j. Douglas L. Maine

1k. Roman Martinez IV

1l. Janice I. Obuchowski

1m. James G. Roche

1n. Harrison H. Schmitt

1o. David W. Thompson

1p. Scott L. Webster

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

M94651-P67546-Z66096

ORBITAL ATK, INC.
45101 WARP DRIVE
DULLES, VA 20166

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time one day before the meeting date (two days before the meeting date if you are a 401(k) Plan participant). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Orbital ATK, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time one day before the meeting date (two days before the meeting date if you are a 401(k) Plan participant). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M94645-P67546-Z66096 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ORBITAL ATK, INC.

The Board of Directors recommends you vote FOR each of the listed nominees.

1. Election of Directors

Nominees:	For	Against	Abstain
1a. Kevin P. Chilton	☐	☐	☐
1b. Roxanne J. Decyk	☐	☐	☐
1c. Mark W. DeYoung	☐	☐	☐
1d. Martin C. Faga	☐	☐	☐
1e. Lennard A. Fisk	☐	☐	☐
1f. Ronald R. Fogleman	☐	☐	☐
1g. Robert M. Hanisee	☐	☐	☐
1h. Ronald T. Kadish	☐	☐	☐
1i. Tig H. Krekel	☐	☐	☐
1j. Douglas L. Maine	☐	☐	☐
1k. Roman Martinez IV	☐	☐	☐
1l. Janice I. Obuchowski	☐	☐	☐
1m. James G. Roche	☐	☐	☐
1n. Harrison H. Schmitt	☐	☐	☐
1o. David W. Thompson	☐	☐	☐
1p. Scott L. Webster	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	For	Against	Abstain
2. Advisory Vote to Approve the Compensation of Orbital ATK's Named Executive Officers	☐	☐	☐
3. Approval of Orbital ATK, Inc. 2015 Stock Incentive Plan	☐	☐	☐
4. Ratification of Appointment of Independent Registered Public Accounting Firm	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

NOTE: If you vote your proxy through the Internet or by telephone, you do NOT need to mail back your proxy card. If you are located outside the United States, the delivery of your Proxy MUST be by INTERNET or MAIL.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

ORBITAL ATK, INC.

Corporate Headquarters and Annual Meeting Site: 45101 Warp Drive
Dulles, VA 20166
(telephone: 703-406-5000; web site: www.orbitalatk.com)

Stockholder Inquiries: If you are a stockholder of record, send inquiries concerning transfer of shares, lost certificates or address changes to the Company's Transfer Agent/Registrar, Computershare, P.O. Box 30170, College Station, TX 77842-3170; send overnight correspondence to Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845 (telephone toll free: 1-866-865-6322; web site: https://www-us.computershare.com/investor/contact)

Investor Relations: Inquiries from stockholders, securities analysts and others in the professional investment community should be directed to Barron S. Beneski, Vice President, Communications and Investor Relations, Orbital ATK, Inc., 45101 Warp Drive, Dulles, VA 20166 (telephone: 703-406-5528; e-mail: barron.beneski@orbitalatk.com)

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report to Stockholders are available at www.proxyvote.com.

M94646-P67546-Z66096

ORBITAL ATK, INC.

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints David W. Thompson and Thomas E. McCabe as proxies, each with power to act alone and to appoint a substitute, and authorizes each of them to represent and vote as specified on the other side of this proxy, all shares of common stock of Orbital ATK, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., local time, on Wednesday, August 5, 2015, at the headquarters of the Company at 45101 Warp Drive, Dulles, Virginia 20166, and all adjournments thereof. **The shares represented by this proxy will be voted as specified on the other side. If no choice is specified, this proxy will be voted FOR Proposals 1, 2, 3 and 4. The proxies are authorized, in their discretion, to vote such shares upon any other business that may properly come before the Annual Meeting.**

The undersigned hereby acknowledges receipt of the Proxy Statement of the Company.

Your Internet or telephone vote authorizes the named proxies to vote these shares in the same manner as if you marked, signed and returned your proxy card.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed and dated on the other side

ORBITAL ATK, INC.
45101 WARP DRIVE
DULLES, VA 20166

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time one day before the meeting date (two days before the meeting date if you are a 401(k) Plan participant). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Orbital ATK, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time one day before the meeting date (two days before the meeting date if you are a 401(k) Plan participant). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M94647-P67546-Z66096 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ORBITAL ATK, INC.

The Board of Directors recommends you vote FOR each of the listed nominees.

1. Election of Directors

Nominees:	For	Against	Abstain
1a. Kevin P. Chilton	☐	☐	☐
1b. Roxanne J. Decyk	☐	☐	☐
1c. Mark W. DeYoung	☐	☐	☐
1d. Martin C. Faga	☐	☐	☐
1e. Lennard A. Fisk	☐	☐	☐
1f. Ronald R. Fogleman	☐	☐	☐
1g. Robert M. Hanisee	☐	☐	☐
1h. Ronald T. Kadish	☐	☐	☐
1i. Tig H. Krekel	☐	☐	☐
1j. Douglas L. Maine	☐	☐	☐
1k. Roman Martinez IV	☐	☐	☐
1l. Janice I. Obuchowski	☐	☐	☐
1m. James G. Roche	☐	☐	☐
1n. Harrison H. Schmitt	☐	☐	☐
1o. David W. Thompson	☐	☐	☐
1p. Scott L. Webster	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	For	Against	Abstain
2. Advisory Vote to Approve the Compensation of Orbital ATK's Named Executive Officers	☐	☐	☐
3. Approval of Orbital ATK, Inc. 2015 Stock Incentive Plan	☐	☐	☐
4. Ratification of Appointment of Independent Registered Public Accounting Firm	☐	☐	☐

NOTE: If you vote your proxy through the Internet or by telephone, you do NOT need to mail back your proxy card. If you are located outside the United States, the delivery of your Proxy MUST be by INTERNET or MAIL.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

ORBITAL ATK, INC.

Corporate Headquarters and Annual Meeting Site:	45101 Warp Drive Dulles, VA 20166 (telephone: 703-406-5000; web site: www.orbitalatk.com)
Stockholder Inquiries:	If you are a stockholder of record, send inquiries concerning transfer of shares, lost certificates or address changes to the Company's Transfer Agent/Registrar, Computershare, P.O. Box 30170, College Station, TX 77842-3170; send overnight correspondence to Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845 (telephone toll free: 1-866-865-6322; web site: https://www-us.computershare.com/investor/contact)
Investor Relations:	Inquiries from stockholders, securities analysts and others in the professional investment community should be directed to Barron S. Beneski, Vice President, Communications and Investor Relations, Orbital ATK, Inc., 45101 Warp Drive, Dulles, VA 20166 (telephone: 703-406-5528; e-mail: barron.beneski@orbitalatk.com)

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report to Stockholders are available at www.proxyvote.com.

M94648-P67546-Z66096

ORBITAL ATK, INC.

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby directs Fidelity Management Trust Company, the Trustee of the Alliant Techsystems Inc. 401(k) Plan, to vote all shares of common stock held in the Plan, which the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held at 9:00 a.m., local time, on Wednesday, August 5, 2015, at the headquarters of the Company at 45101 Warp Drive, Dulles, Virginia 20166, and all adjournments thereof. **These instructions will be followed as directed on the other side. Shares held in the Plan for which no voting instructions are received by the Trustee, as well as shares not allocated to any participants, will be voted in the same proportion as votes actually cast by participants in the Plan.**

The undersigned hereby acknowledges receipt of the Proxy Statement of the Company.

Your Internet or telephone vote authorizes the Trustee to vote these shares in the same manner as if you marked, signed and returned your proxy card.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed and dated on the other side